                                                                   Exhibit 10.16

     Pages or exhibits where confidential treatment has been requested are stamped "Confidential portions omitted and filed separately with the Commission." The appropriate section has been marked at the appropriate place with an "*".

                      COLUMBIA/HCA HEALTHCARE CORPORATION

                              PURCHASE AGREEMENT

     THIS PURCHASE AGREEMENT ("Agreement") made and entered into this 1st day of June, 1995 by and between COLUMBIA/HCA HEALTHCARE CORPORATION, a Delaware corporation, having its principal place of business at One Park Plaza, Nashville, TN 37203 (hereinafter called "Columbia/HCA), and DEPUY INC. having its or his principal place of business at 700 ORTHOPAEDIC DR., (hereinafter called "Seller").

                                  WITNESSETH:

     Upon receipt of an executed Order to Purchase (in form attached as Exhibit B hereto), Seller agrees to sell and deliver to Buyer and Buyer agrees to purchase from Seller, the following described products at the prices set forth herein, subject to an in accordance with the terms and conditions, covenants and agreements of the Standard Terms and Provisions attached hereto as Exhibit D and incorporated herein by reference and the Endorsements, if any, attached hereto and expressly made part hereof at the time of execution of this Agreement, and subject to the terms regarding quantity contained in such Order to Purchase. As used in this Agreement, the term "Buyer" shall include Columbia/HCA Healthcare Corporation and the owned, managed and/or controlled entities which are listed in Exhibit C.

1.  PRODUCTS AND PRICE

       Products and Pricing:  More specifically described in the attached

       Exhibit A.

       F.O.B.:  Affiliated Facility.  No Freight Minimums.

       Payment Terms:

2.      TERM
                The term of this Agreement shall be for a period commencing on the 1st day of June, 1995 and expiring on the 31st day of May 1995. Terms and conditions for this Agreement are firm for this period, unless otherwise specifically provided herein.

3.      ENDORSEMENTS
                Attached hereto and incorporated herein are Endorsements numbered 1, 2, 3.

4.      CANCELLATION
                Either party to this Agreement may cancel with or without cause with sixty (60) days prior notice to the other party.

        IN WITNESS WHEREOF, the parties hereto have set their hands to this Agreement the day and date first above written.



                             "Columbia/HCA"

WITNESS:                     COLUMBIA/HCA HEALTHCARE CORPORATION

                             By: /s/ James C. Olsen
-------------------              -----------------------------------------------

                             Name: James C. Olsen
                                   ---------------------------------------------

                             Title: Vice President, Materials Management System
                                    --------------------------------------------

                             Date: 6/7/95
                                   -----------------------------------


                             "Seller"

WITNESS:                     COMPANY'S NAME:  DePuy, Inc.
                                            ------------------------------------

                             By: /s/ William P. McIlhargey
-------------------              -----------------------------------------------

                             Name: William P. McIlhargey
                                   -----------------------------------

                             Title: Director of Sales and Contract Services
                                    --------------------------------------------

                             Date: 6-13-95
                                   -----------------------------------

                                   Exhibit A

________________________________________________________________________________

                                 CONFIDENTIAL


                                  PRICE LIST






                                 Prepared For:


                     COLUMBIA/HCA HEALTHCARE CORPORATION


                                   IMPLANTS
                                       *

            Agreement Effective:  June 1, 1995 through May 31, 1998
               Pricing Valid:  June 1, 1995 through May 31, 1997


* Confidential portions omitted and filed separately with the Commission.
_______________________________________________________________________________

________________________________________________________________________________


     ORDERING INFORMATION/RETURN GOODS POLICY
     ____________________________________________________________________


     DePuy Inc. orders may be placed by:
           . Contacting your local DePuy Inc. representative (24 Hour Coverage) . Calling the DePuy Main Office (800) 366-8143 toll free
           .  Using FAX Number (800) 669-2530
           .  Mailing Orders to: DePuy
                                 PO Box 983
                                 Warsaw, In 46581-0988

     TERMS
     Net 30 Days

     REMITTANCE ADDRESS
     DePuy
     PO Box 506
     Warsaw, In 46581-0506

     FREIGHT
     All products contained in this price list are F.O.B. destination for U.P.S. Ground, Parcel Post and Regular Motor Freight. Special handling (i.e. Federal Express, U.P.S. Blue, etc.) will be prepaid and added to the invoice.

     RETURN GOODS POLICY
     If you find it necessary to return product, for whatever reason, please contact your local DePuy representative for instructions or call DePuy Customer Service toll free, (800) 366-8143, or use DePuy FAX Number toll free, (800) 669-2530. All returns are subject to the following:

     1. To expedite the return process, please contact your DePuy sales representative or DePuy Customer Service.

     2. When returning items, please include the date of purchase and invoice number on the packing list, and provide a written reason for the return.

     3. A minimum of a 15% up to a maximum of $100 handling charge may be assessed for all contracted items returned. Sterile packaged items may be returned for credit only if returned in the original unopened package.

     4.   Special or altered items cannot be returned for credit.

     5. Product can only be returned for credit within 90 days of the invoice date.

     6. Please notify your DePuy representative or DePuy Customer Service to receive credit for products which have either not been received or are damaged upon receipt within 30 days of the invoice date.

________________________________________________________________________________

________________________________________________________________________________

     COLUMBIA/HCA
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
     DEPUTY INC.
     ----------------------------------------------------------------------
     January 1996
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     CATALOG
     -----------------------------------------------------------------
     NUMBER         LONG DESCRIPTION                       PUOM  PRICE
     -----------------------------------------------------------------
     101101000      TITANIUM ROOF PILE SCREW 20            EA      *
     -----------------------------------------------------------------
     101102000      TITANIUM ROOF PILE SCREW 25            EA      *
     -----------------------------------------------------------------
     101103000      TITANIUM ROOF PILE SCREW 30            EA      *
     -----------------------------------------------------------------
     101104000      TITANIUM ROOF PILE SCREW 35            EA      *
     -----------------------------------------------------------------
     101105000      TITANIUM ROOF PILE SCREW 40            EA      *
     -----------------------------------------------------------------
     101106000      TITANIUM ROOF PILE SCREW 45            EA      *
     -----------------------------------------------------------------
     101107000      TITANIUM ROOF PILE SCREW 50            EA      *
     -----------------------------------------------------------------
     101108000      TITANIUM ROOF PILE SCREW 55            EA      *
     -----------------------------------------------------------------
     101109000      TITANIUM ROOF PILE SCREW 60            EA      *
     -----------------------------------------------------------------
     101169000      TITANIUM ROOF RING 54                  EA      *
     -----------------------------------------------------------------
     101170000      TITANIUM ROOF RING 58                  EA      *
     -----------------------------------------------------------------
     101467000      TOTAL HIP BALL 32MM +0                 EA      *
     -----------------------------------------------------------------
     101468000      TOTAL HIP BALL 32MM +5                 EA      *
     -----------------------------------------------------------------
     101470000      TOTAL HIP BALL 32MM +11                EA      *
     -----------------------------------------------------------------
     101471000      TOTAL HIP BALL 32MM +15                EA      *
     -----------------------------------------------------------------
     101472000      TOTAL HIP BALL 32MM +18                EA      *
     -----------------------------------------------------------------
     101476000      TOTAL HIP BALL CERAMIC 28 +3           EA      *
     -----------------------------------------------------------------
     101477000      TOTAL HIP BALL CERAMIC 32 +1           EA      *
     -----------------------------------------------------------------
     101478000      TOTAL HIP BALL CERAMIC 32 +5           EA      *
     -----------------------------------------------------------------
     101479000      TOTAL HIP BALL CERAMIC 32 +9           EA      *
     -----------------------------------------------------------------
     101811000      TOTAL HIP BALL 28MM +0                 EA      *
     -----------------------------------------------------------------
     101812000      TOTAL HIP BALL 28MM +3                 EA      *
     -----------------------------------------------------------------
     101813000      TOTAL HIP BALL 28MM +5                 EA      *
     -----------------------------------------------------------------
     101814000      TOTAL HIP BALL 28MM +8                 EA      *
     -----------------------------------------------------------------
     101871000      TOTAL HIP BALL 28MM +11                EA      *
     -----------------------------------------------------------------
     101875000      TOTAL HIP BALL 28MM +15                EA      *
     -----------------------------------------------------------------
     102021500      ULTIMATE-C HIP 110MM SIZE 1            EA      *
     -----------------------------------------------------------------
     102022500      ULTIMATE-C HIP 110MM SIZE 2            EA      *
     -----------------------------------------------------------------
     102023500      ULTIMATE-C HIP 110MM SIZE 3            EA      *
     -----------------------------------------------------------------
     102024500      ULTIMATE-C HIP 110MM SIZE 4            EA      *
     -----------------------------------------------------------------
     102025500      ULTIMATE-C HIP 110MM SIZE 5            EA      *
     -----------------------------------------------------------------
     102044000      FOCUS PLUS CLIP 44MM X 32MM ID         EA      *
     -----------------------------------------------------------------
     102046000      FOCUS PLUS CLIP 46MM X 32MM ID         EA      *
     -----------------------------------------------------------------
     102048000      FOCUS PLUS CUP 48MM X 32MM ID          EA      *
     -----------------------------------------------------------------
     102050000      FOCUS PLUS CUP 50MM X 32MM ID          EA      *
     -----------------------------------------------------------------
     102052000      FOCUS PLUS CUP 52MM X 32MM ID          EA      *
     -----------------------------------------------------------------
     102054000      FOCUS PLUS CUP 54MM X 32MM ID          EA      *
     -----------------------------------------------------------------
     102056000      FOCUS PLUS CUP 56MM X 32MM ID          EA      *
     -----------------------------------------------------------------
     102058000      FOCUS PLUS CUP 58MM X 32MM ID          EA      *
     -----------------------------------------------------------------
     102064000      FOCUS PLUS CUP 44MM X 28MM ID          EA      *
     -----------------------------------------------------------------
     102066000      FOCUS PLUS CUP 46MM X 28MM ID          EA      *
     -----------------------------------------------------------------
     102068000      FOCUS PLUS CUP 48MM X 28MM ID          EA      *
     -----------------------------------------------------------------
     102070000      FOCUS PLUS CUP 50MM X 28MM ID          EA      *
     -----------------------------------------------------------------

     * Confidential portions omitted and filed separately with the Commission

________________________________________________________________________________


     -------------------------------------------------------------
     COLUMBIA/HCA
     -------------------------------------------------------------

     -------------------------------------------------------------
     DEPUY INC.
     -------------------------------------------------------------
     January 1996
     -------------------------------------------------------------

     -------------------------------------------------------------

     -------------------------------------------------------------

     CATALOG
     -------------------------------------------------------------
     NUMBER      LONG DESCRIPTION                PUOM       PRICE
     -------------------------------------------------------------
     102072000   FOCUS PLUS CUP 52MM X 28MM ID   EA         *
     -------------------------------------------------------------
     102074000   FOCUS PLUS CUP 54MM X 28MM ID   EA         *
     -------------------------------------------------------------
     102076000   FOCUS PLUS CUP 56MM X 28MM ID   EA         *
     -------------------------------------------------------------
     102078000   FOCUS PLUS CUP 58MM X 28MM ID   EA         *
     -------------------------------------------------------------
     103539000   SELF CENT HIP 39X28 RUST        EA         *
     -------------------------------------------------------------
     103540000   SELF CENT HIP 40X28 RUST        EA         *
     -------------------------------------------------------------
     103541000   SELF CENT HIP 41X28 RUST        EA         *
     -------------------------------------------------------------
     103542000   SELF CENT HIP 42X28 RUST        EA         *
     -------------------------------------------------------------
     103543000   SELF CENT HIP 43X28 GRY         EA         *
     -------------------------------------------------------------
     103544000   SELF CENT HIP 44X28 GRY         EA         *
     -------------------------------------------------------------
     103545000   SELF CENT HIP 45X28 GRY         EA         *
     -------------------------------------------------------------
     103546000   SELF CENT HIP 46X28 BRN         EA         *
     -------------------------------------------------------------
     103547000   SELF CENT HIP 47X28 BRN         EA         *
     -------------------------------------------------------------
     103548000   SELF CENT HIP 48X28 BRN         EA         *
     -------------------------------------------------------------
     103549000   SELF CENT HIP 49X28 BRN         EA         *
     -------------------------------------------------------------
     103550000   SELF CENT HIP 50X28 BRN         EA         *
     -------------------------------------------------------------
     103551000   SELF CENT HIP 51X28 BRN         EA         *
     -------------------------------------------------------------
     103552000   SELF CENT HIP 52X28 BLU         EA         *
     -------------------------------------------------------------
     103553000   SELF CENT HIP 53X28 BLU         EA         *
     -------------------------------------------------------------
     103554000   SELF CENT HIP 54X28 BLU         EA         *
     -------------------------------------------------------------
     103555000   SELF CENT HIP 55X28 BLU         EA         *
     -------------------------------------------------------------
     103556000   SELF CENT HIP 56X28 BLU         EA         *
     -------------------------------------------------------------
     103557000   SELF CENT HIP 57X28 BLU         EA         *
     -------------------------------------------------------------
     103559000   SELF CENT HIP 59X28 GRN         EA         *
     -------------------------------------------------------------
     103561000   SELF CENT HIP 61X28 GRN         EA         *
     -------------------------------------------------------------
     103563000   SELF CENT HIP 63X28 GRN         EA         *
     -------------------------------------------------------------
     103565000   SELF CENT HIP 65X28 GRN         EA         *
     -------------------------------------------------------------
     103643000   SELF CENT HIP 43X32 GRY         EA         *
     -------------------------------------------------------------
     103644000   SELF CENT HIP 44X32 GRY         EA         *
     -------------------------------------------------------------
     103645000   SELF CENT HIP 45X32 GRY         EA         *
     -------------------------------------------------------------
     103646000   SELF CENT HIP 46X32 BRN         EA         *
     -------------------------------------------------------------
     103647000   SELF CENT HIP 47X32 BRN         EA         *
     -------------------------------------------------------------
     103648000   SELF CENT HIP 48X32 BRN         EA         *
     -------------------------------------------------------------
     103649000   SELF CENT HIP 49X32 BRN         EA         *
     -------------------------------------------------------------
     103650000   SELF CENT HIP 50X32 BRN         EA         *
     -------------------------------------------------------------
     103851000   SELF CENT HIP 51X32 BRN         EA         *
     -------------------------------------------------------------
     103652000   SELF CENT HIP 52X32 BLU         EA         *
     -------------------------------------------------------------
     103653000   SELF CENT HIP 53X32 BLU         EA         *
     -------------------------------------------------------------
     103654000   SELF CENT HIP 54X32 BLU         EA         *
     -------------------------------------------------------------
     103655000   SELF CENT HIP 55X32 BLU         EA         *
     -------------------------------------------------------------
     103656000   SELF CENT HIP 56X32 BLU         EA         *
     -------------------------------------------------------------
     103657000   SELF CENT HIP 57X32 BLU         EA         *
     -------------------------------------------------------------
     103659000   SELF CENT HIP 59X32 GRN         EA         *
     -------------------------------------------------------------

*   Confidential portions omitted and filed separately with the commission.

                                    Page 2
________________________________________________________________________________

_____________________________________________________________________________


     ------------------------------------------------------------
     COLUMBIA/HCA
     ------------------------------------------------------------

     ------------------------------------------------------------
     DEPUY INC.
     ------------------------------------------------------------
     January 1996
     ------------------------------------------------------------

     ------------------------------------------------------------

     ------------------------------------------------------------

     CATALOG
     ------------------------------------------------------------
     NUMBER      LONG DESCRIPTION                PUOM       PRICE
     ------------------------------------------------------------
     117330000   TI LOW PROFILE SCREW 30MM       EA         *
     ------------------------------------------------------------
     117335000   TI LOW PROFILE SCREW 35MM       EA         *
     ------------------------------------------------------------
     117340000   TI LOW PROFILE SCREW 40MM       EA         *
     ------------------------------------------------------------
     117345000   TI LOW PROFILE SCREW 45MM       EA         *
     ------------------------------------------------------------
     117350000   TI LOW PROFILE SCREW 50MM       EA         *
     ------------------------------------------------------------
     117355000   TI LOW PROFILE SCREW 55MM       EA         *
     ------------------------------------------------------------
     117360000   TI LOW PROFILE SCREW 60MM       EA         *
     ------------------------------------------------------------
     117365000   TI LOW PROFILE SCREW 65MM       EA         *
     ------------------------------------------------------------
     117820000   LCS MENIS BEARING STD/1OMM      PK         *
     ------------------------------------------------------------
     117821000   LCS MENIS BEARING STD/12.5MM    PK         *
     ------------------------------------------------------------
     117822000   LCS MENIS BEARING STD/15MM      PK         *
     ------------------------------------------------------------
     117823000   LCS MENIS BEARING STD/17.5MM    PK         *
     ------------------------------------------------------------
     117824000   LCS MENIS BEARING STD+/10MM     PK         *
     ------------------------------------------------------------
     117825000   LCS MENIS BEARING STD+/12.5MM   PK         *
     ------------------------------------------------------------
     117826000   LCS MENIS BEARING STD+/15MM     PK         *
     ------------------------------------------------------------
     117827000   LCS MENIS BEARING STD+17.5MM    PK         *
     ------------------------------------------------------------
     117828000   LCS MENIS BEARING LG/10MM       PK         *
     ------------------------------------------------------------
     117829000   LCS MENIS BEARING LG/12.5MM     PK         *
     ------------------------------------------------------------
     117830000   LCS MENIS BEARING LG/15MM       PK         *
     ------------------------------------------------------------
     117831000   LCS MENIS BEARING LG/17.5MM     PK         *
     ------------------------------------------------------------
     117832000   LCS MENIS BEARING LG+/10MM      PK         *
     ------------------------------------------------------------
     117833000   LCS MENIS BEARING LG+/12.5MM    PK         *
     ------------------------------------------------------------
     117834000   LCS MENIS BEARING LG+/15MM      PK         *
     ------------------------------------------------------------
     117835000   LCS MENIS BEARING LG+/17.5MM    PK         *
     ------------------------------------------------------------
     117846000   LCS ROT PLAT BRNG STD/10MM      EA         *
     ------------------------------------------------------------
     117847000   LCS ROT PLAT BRNG STD/12.5MM    EA         *
     ------------------------------------------------------------
     117848000   LCS ROT PLAT BRNG STD/15MM      EA         *
     ------------------------------------------------------------
     117849000   LCS ROT PLAT BRNG STD/17.5MM    EA         *
     ------------------------------------------------------------
     117850000   LCS ROT PLAT BRNG STD/20MM      EA         *
     ------------------------------------------------------------
     117851000   LCS ROT PLAT BRNG STD+/10MM     EA         *
     ------------------------------------------------------------
     117852000   LCS ROT PLAT BRNG STD+/12.5MM   EA         *
     ------------------------------------------------------------
     117853000   LCS ROT PLAT BRNG STD+/15MM     EA         *
     ------------------------------------------------------------
     117854000   LCS ROT PLAT BRNG STD+/17.5MM   EA         *
     ------------------------------------------------------------
     117855000   LCS ROT PLAT BRNG STD+/20MM     EA         *
     ------------------------------------------------------------
     117856000   LCS ROT PLAT BRNG LG/10MM       EA         *
     ------------------------------------------------------------
     117857000   LCS ROT PLAT BRNG LG/12.5MM     EA         *
     ------------------------------------------------------------
     117858000   LCS ROT PLAT BRNG LG/15MM       EA         *
     ------------------------------------------------------------
     117859000   LCS ROT PLAT BRNG LG/17.5MM     EA         *
     ------------------------------------------------------------
     117860000   LCS ROT PLAT BRNG LG/20MM       EA         *
     ------------------------------------------------------------
     117861000   LCS ROT PLAT BRNG LG+/10MM      EA         *
     ------------------------------------------------------------
     117862000   LCS ROT PLAT BRNG LG+/12.5MM    EA         *
     ------------------------------------------------------------
     117863000   LCS ROT PLAT BRNG LG+/15MM      EA         *
     ------------------------------------------------------------
     117864000   LCS ROT PLAT BRNG LG+/17.5MM    EA         *
     ------------------------------------------------------------

*    Confidential portions omitted and filed separately with the commission.

                                    Page 5
_____________________________________________________________________________

________________________________________________________________________________


     -----------------------------------------------------------------
     COLUMBIA/HCA
     -----------------------------------------------------------------

     -----------------------------------------------------------------
     DEPUY INC.
     -----------------------------------------------------------------
     January 1996
     -----------------------------------------------------------------

     -----------------------------------------------------------------

     -----------------------------------------------------------------

     CATALOG
     -----------------------------------------------------------------
     NUMBER      LONG DESCRIPTION                PUOM       PRICE
     -----------------------------------------------------------------
     117865000   LCS ROT PLAT BRNG LG+/20MM      EA         *
     -----------------------------------------------------------------
     117903000   LCS FEM 65MM STD RT             EA         *
     -----------------------------------------------------------------
     117904000   LCS FEM 65MM STD LT             EA         *
     -----------------------------------------------------------------
     117905000   LCS FEM 70MM STD+ RT            EA         *
     -----------------------------------------------------------------
     117906000   LCS FEM 70MM STD+ LT            EA         *
     -----------------------------------------------------------------
     117907000   LCS FEM 75MM LG RT              EA         *
     -----------------------------------------------------------------
     117908000   LCS FEM 75MM LG LT              EA         *
     -----------------------------------------------------------------
     117909000   LCS FEM 80MM LG+ RT             EA         *
     -----------------------------------------------------------------
     117910000   LCS FEM 80MM LG+ LT             EA         *
     -----------------------------------------------------------------
     117912000   LCS CRU RETEN TIB 65MM STD      EA         *
     -----------------------------------------------------------------
     117913000   LCS CRU RETEN TIB 70MM STD+     EA         *
     -----------------------------------------------------------------
     117914000   LCS CRU RETEN TIB 75MM LG       EA         *
     -----------------------------------------------------------------
     117915000   LCS CRU RETEN TIB 80MM LG+      EA         *
     -----------------------------------------------------------------
     117916000   LCS POST CRU RET TIB 65MM STD   EA         *
     -----------------------------------------------------------------
     117917000   LCS POST CRU RET TIB 70MM STD+  EA         *
     -----------------------------------------------------------------
     117918000   LCS POST CRU RET TIB 75MM LG    EA         *
     -----------------------------------------------------------------
     117919000   LCS POST CRU RET TIB 80MM LG+   EA         *
     -----------------------------------------------------------------
     117924000   LCS FEM SM RT                   EA         *
     -----------------------------------------------------------------
     117925000   LCS FEM SM LT                   EA         *
     -----------------------------------------------------------------
     117926000   LCS FEM SM+ RT                  EA         *
     -----------------------------------------------------------------
     117927000   LCS FEM SM+ LT                  EA         *
     -----------------------------------------------------------------
     117928000   LCS POST CRU RET TIB SM +       EA         *
     -----------------------------------------------------------------
     117936000   LCS ROT PLAT TIB SM+            EA         *
     -----------------------------------------------------------------
     117937000   LCS ROT PLAT TIB 65MM STD       EA         *
     -----------------------------------------------------------------
     117938000   LCS ROT PLAT TIB 70MM STD+      EA         *
     -----------------------------------------------------------------
     117939000   LCS ROT PLAT TIB 75MM LG        EA         *
     -----------------------------------------------------------------
     117940000   LCS ROT PLAT TIB 80MM LG+       EA         *
     -----------------------------------------------------------------
     117951000   LCS POST CRU RET TIB 86MM LG++  EA         *
     -----------------------------------------------------------------
     117953000   LCS ROT PLAT TIB 86MM LG++      EA         *
     -----------------------------------------------------------------
     117965000   LCS ROT PATELLA SM              EA         *
     -----------------------------------------------------------------
     117966000   LCS ROT PATELLA SM+             EA         *
     -----------------------------------------------------------------
     117967000   LCS ROT PATELLA STD             EA         *
     -----------------------------------------------------------------
     117968000   LCS ROT PATELLA STD+            EA         *
     -----------------------------------------------------------------
     117969000   LCS ROT PATELLA LG              EA         *
     -----------------------------------------------------------------
     117970000   LCS ROT PATELLA LG+             EA         *
     -----------------------------------------------------------------
     117971000   LCS UNI-COMPART FEM STD RT      EA         *
     -----------------------------------------------------------------
     117972000   LCS UNI-COMPART FEM STD LT      EA         *
     -----------------------------------------------------------------
     117975000   LCS UNI-COMPART FEM LG RT       EA         *
     -----------------------------------------------------------------
     117976000   LCS UNI-COMPART FEM LG LT       EA         *
     -----------------------------------------------------------------
     117977000   LCS UNI-COMPART TIB STD         EA         *
     -----------------------------------------------------------------
     117979000   LCS UNI-COMPART TIB LG          EA         *
     -----------------------------------------------------------------
     117981000   LCS REV FEM 70MM STD+ LT        EA         *
     -----------------------------------------------------------------
     117983000   LCS REV FEM 70MM STD+ RT        EA         *
     -----------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

                                    Page 6
________________________________________________________________________________

________________________________________________________________________________


     -----------------------------------------------------------------
     COLUMBIA/HCA
     -----------------------------------------------------------------

     -----------------------------------------------------------------
     DEPUY INC.
     -----------------------------------------------------------------
     January 1996
     -----------------------------------------------------------------

     -----------------------------------------------------------------

     -----------------------------------------------------------------

     CATALOG
     -----------------------------------------------------------------
     NUMBER      LONG DESCRIPTION                PUOM       PRICE
     -----------------------------------------------------------------
     117984000   LCS REV FEM 80MM LG+ RT         EA         *
     -----------------------------------------------------------------
     117985000   LCS REV FEM 65MM STD LT         EA         *
     -----------------------------------------------------------------
     117986000   LCS REV FEM 65MM STD RT         EA         *
     -----------------------------------------------------------------
     117987000   LCS REV FEM 80MM LG+ LT         EA         *
     -----------------------------------------------------------------
     117988000   LCS REV FEM 75MM LG LT          EA         *
     -----------------------------------------------------------------
     117989000   LCS REV FEM 75MM LG RT          EA         *
     -----------------------------------------------------------------
     117991000   LCS REV TIB 65MM STD/5MM THK    EA         *
     -----------------------------------------------------------------
     117993000   LCS REV TIB 75MM LG/5MM THK     EA         *
     -----------------------------------------------------------------
     117994000   LCS REV TIB 75MM LG/15MM THK    EA         *
     -----------------------------------------------------------------
     117995000   LCS REV TIB 70MM STD+/5MM THK   EA         *
     -----------------------------------------------------------------
     117996000   LCS REV TIB 65MM STD/15MM THK   EA         *
     -----------------------------------------------------------------
     117997000   LCS REV TIB 70MM STD+/15MM THK  EA         *
     -----------------------------------------------------------------
     117998000   LCS REV TIB 80MM LG+/5MM THK    EA         *
     -----------------------------------------------------------------
     117999000   LCS REV TIB 80MM LG+/15MM THK   EA         *
     -----------------------------------------------------------------
     118003000   LCS TEX FEM STD RT              EA         *
     -----------------------------------------------------------------
     118004000   LCS TEX FEM STD LT              EA         *
     -----------------------------------------------------------------
     118005000   LCS TEX FEM STD+ RT             EA         *
     -----------------------------------------------------------------
     118006000   LCS TEX  FEM STD+ LT            EA         *
     -----------------------------------------------------------------
     118007000   LCS TEX FEM LG RT               EA         *
     -----------------------------------------------------------------
     118008000   LCS TEX FEM LG LT               EA         *
     -----------------------------------------------------------------
     118009000   LCS TEX FEM LG+ RT              EA         *
     -----------------------------------------------------------------
     118010000   LCS TEX FEM LG+ LT              EA         *
     -----------------------------------------------------------------
     118011000   LCS TEX PCR TIB PLAT LG++       EA         *
     -----------------------------------------------------------------
     118012000   LCS TEX RP TIB PLAT LG++        EA         *
     -----------------------------------------------------------------
     118014000   LCS TEX PAT STD                 EA         *
     -----------------------------------------------------------------
     118015000   LCS TEX PAT STD+                EA         *
     -----------------------------------------------------------------
     118016000   LCS TEX PAT LG                  EA         *
     -----------------------------------------------------------------
     118017000   LCS TEX PAT LG+                 EA         *
     -----------------------------------------------------------------
     118026000   LCS TEX PCR TIB PLAT STD        EA         *
     -----------------------------------------------------------------
     118027000   LCS TEX PCR TIB PLAT STD+       EA         *
     -----------------------------------------------------------------
     118028000   LCS TEX PCR TIB PLAT LG         EA         *
     -----------------------------------------------------------------
     118029000   LCS TEX PCR TIB PLAT LG+        EA         *
     -----------------------------------------------------------------
     118032000   LCS TEX ROT PLAT TIB PLAT STD   EA         *
     -----------------------------------------------------------------
     118033000   LCS TEX ROT PLAT TIB PLAT STD+  EA         *
     -----------------------------------------------------------------
     118034000   LCS TEX ROT PLAT TIB PLAT LG    EA         *
     -----------------------------------------------------------------
     118035000   LCS TEX ROT PLAT TIB PLAT LG+   EA         *
     -----------------------------------------------------------------
     118144000   PATELLA PROS STD                EA         *
     -----------------------------------------------------------------
     118811000   SYNATOMIC VF TIB INSERT SM 8    EA         *
     -----------------------------------------------------------------
     118812000   SYNATOMIC VF TIB INSERT SM 12   EA         *
     -----------------------------------------------------------------
     118813000   SYNATOMIC VF TIB INSERT SM 16   EA         *
     -----------------------------------------------------------------
     118814000   SYNATOMIC VF TIB INSERT SM 20   EA         *
     -----------------------------------------------------------------
     118816000   SYNATOMIC VF TIB INSERT MD 8    EA         *
     -----------------------------------------------------------------
     118817000   SYNATOMIC VF TIB INSERT MD 12   EA         *
     -----------------------------------------------------------------

*    Confidential portions omitted and filed separately with the Commission.

                                    Page 7
________________________________________________________________________________

________________________________________________________________________________


     -----------------------------------------------------------------
     COLUMBIA/HCA
     -----------------------------------------------------------------

     -----------------------------------------------------------------
     DEPUY INC.
     -----------------------------------------------------------------
     January 1996
     -----------------------------------------------------------------

     -----------------------------------------------------------------

     -----------------------------------------------------------------

     CATALOG
     -----------------------------------------------------------------
     NUMBER      LONG DESCRIPTION                PUOM       PRICE
     -----------------------------------------------------------------
     118818000   SYNATOMIC VF TIB INSERT MD 16   EA         *
     -----------------------------------------------------------------
     118819000   SYNATOMIC VF TIB INSERT MD 20   EA         *
     -----------------------------------------------------------------
     118821000   SYNATOMIC VF TIB INSERT LG 8    EA         *
     -----------------------------------------------------------------
     118822000   SYNATOMIC VF TIB INSERT LG 12   EA         *
     -----------------------------------------------------------------
     118823000   SYNATOMIC VF TIB INSERT LG 16   EA         *
     -----------------------------------------------------------------
     118823025   SYNATOMIC VF TIB INSERT LG 16   EA         *
     -----------------------------------------------------------------
     118824000   SYNATOMIC VF TIB INSERT LG 20   EA         *
     -----------------------------------------------------------------
     118825000   SYNATOMIC VF TIB INSERT SM 10   EA         *
     -----------------------------------------------------------------
     118826000   SYNATOMIC VF TIB INSERT MD 10   EA         *
     -----------------------------------------------------------------
     118826025   SYNATOMIC VF TIB INSERT MD 10   EA         *
     -----------------------------------------------------------------
     118827000   SYNATOMIC VF TIB INSERT LG 10   EA         *
     -----------------------------------------------------------------
     118830000   SYNATOMIC VF TIB CLIP           EA         *
     -----------------------------------------------------------------
     118832000   SYNATOMIC VF TIB PIN            EA         *
     -----------------------------------------------------------------
     118833000   SYNATOMIC VF TIB INSERT XL 8    EA         *
     -----------------------------------------------------------------
     118834000   SYNATOMIC VF TIB INSERT XL 10   EA         *
     -----------------------------------------------------------------
     118835000   SYNATOMIC VF TIB INSERT XL 12   EA         *
     -----------------------------------------------------------------
     118836000   SYNATOMIC VF TIB INSERT XL 16   EA         *
     -----------------------------------------------------------------
     118837000   SYNATOMIC VF TIB INSERT XL 20   EA         *
     -----------------------------------------------------------------
     118871000   SYNATOMIC REV TIB PLAT SM       EA         *
     -----------------------------------------------------------------
     118873000   SYNATOMIC REV TIB PLAT MD       EA         *
     -----------------------------------------------------------------
     118875000   SYNATOMIC REV TIB PLAT LG       EA         *
     -----------------------------------------------------------------
     118877000   SYNATOMIC REV TIB PLAT XLG      EA         *
     -----------------------------------------------------------------
     118965000   SYNATOMIC DOME PATELLA 34MM     EA         *
     -----------------------------------------------------------------
     122344000   ENDURANCE ALL POLY CUP 44MM     EA         *
     -----------------------------------------------------------------
     122346000   ENDURANCE ALL POLY CUP 46MM     EA         *
     -----------------------------------------------------------------
     122348000   ENDURANCE ALL POLY CUP 48MM     EA         *
     -----------------------------------------------------------------
     122350000   ENDURANCE ALL POLY CUP 50MM     EA         *
     -----------------------------------------------------------------
     122352000   ENDURANCE ALL POLY CUP 52MM     EA         *
     -----------------------------------------------------------------
     122354000   ENDURANCE ALL POLY CUP 54MM     EA         *
     -----------------------------------------------------------------
     122356000   ENDURANCE ALL POLY CUP 56MM     EA         *
     -----------------------------------------------------------------
     122358000   ENDURANCE ALL POLY CUP 58MM     EA         *
     -----------------------------------------------------------------
     122360000   ENDURANCE ALL POLY CUP 60MM     EA         *
     -----------------------------------------------------------------
     123614025   HYLAMER NEUT 54OD X 22.225      EA         *
     -----------------------------------------------------------------
     123946000   ENDURON 1OD  46OD X 22.225      EA         *
     -----------------------------------------------------------------
     123948000   ENDURON 1OD  46OD X 22.225      EA         *
     -----------------------------------------------------------------
     123948025   ENDURON 1OD  48OD X 22.225      EA         *
     -----------------------------------------------------------------
     123950000   ENDURON 1OD  46OD X 22.225      EA         *
     -----------------------------------------------------------------
     123950025   ENDURON 1OD  50OD X 22.225      EA         *
     -----------------------------------------------------------------
     123952000   ENDURON 1OD  52OD X 22.225      EA         *
     -----------------------------------------------------------------
     123952025   ENDURON 1OD  52OD X 22.225      EA         *
     -----------------------------------------------------------------
     123954000   ENDURON 1OD  54OD X 22.225      EA         *
     -----------------------------------------------------------------
     123954025   ENDURON 1OD  54OD X 22.225      EA         *
     -----------------------------------------------------------------
     123956000   ENDURON 10D 56 OR 68ODX22.225   EA         *
     -----------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

                                    Page 8
________________________________________________________________________________

________________________________________________________________________________


     ------------------------------------------------------------------
     COLUMBIA/HCA
     ------------------------------------------------------------------

     ------------------------------------------------------------------
     DEPUY INC.
     ------------------------------------------------------------------
     January 1996
     ------------------------------------------------------------------

     ------------------------------------------------------------------

     ------------------------------------------------------------------

     CATALOG
     ------------------------------------------------------------------
     NUMBER      LONG DESCRIPTION                PUOM       PRICE
     ------------------------------------------------------------------
     123956025   ENDURON 10D 56 OR 68ODX22 225   EA         *
     ------------------------------------------------------------------
     123958000   ENDURON 10D 58 OR 70ODX22 225   EA         *
     ------------------------------------------------------------------
     123958025   ENDURON 10D 58 OR 70ODX22 225   EA         *
     ------------------------------------------------------------------
     123960000   ENDURON 10D 60 OR 72ODX22 225   EA         *
     ------------------------------------------------------------------
     123960025   ENDURON 10D 60 OR 72ODX22 225   EA         *
     ------------------------------------------------------------------
     123962000   ENDURON 10D 62 OR 74ODX22 225   EA         *
     ------------------------------------------------------------------
     123962025   ENDURON 10D 62 OR 74ODX22 225   EA         *
     ------------------------------------------------------------------
     129640000   ENDURON 10D 64OD X 22 225       EA         *
     ------------------------------------------------------------------
     123964025   ENDURON 10D 64OD X 22 225       EA         *
     ------------------------------------------------------------------
     123966000   EDNURON 10D 66OD X 22 225       EA         *
     ------------------------------------------------------------------
     124008000   ENDURON NEUT 48OD X 26ID        EA         *
     ------------------------------------------------------------------
     124008025   ENDURON NEUT 48OD X 26ID        EA         *
     ------------------------------------------------------------------
     124010000   ENDURON NEUT 50OD X 26ID        EA         *
     ------------------------------------------------------------------
     124010025   ENDURON NEUT 50OD X 26ID        EA         *
     ------------------------------------------------------------------
     124012000   ENDURON NEUT 52OD X 26ID        EA         *
     ------------------------------------------------------------------
     124012025   ENDURON NEUT 52OD X 26ID        EA         *
     ------------------------------------------------------------------
     124014000   ENDURON NEUT 54OD X 26ID        EA         *
     ------------------------------------------------------------------
     124014025   ENDURON NEUT 54OD X 26ID        EA         *
     ------------------------------------------------------------------
     124016000   ENDURON NEUT 56 OR 68ODX261D    EA         *
     ------------------------------------------------------------------
     124016025   ENDURON NEUT 56 OR 68ODX261D    EA         *
     ------------------------------------------------------------------
     124018000   ENDURON NEUT 58 OR 70ODX261D    EA         *
     ------------------------------------------------------------------
     124018025   ENDURON NEUT 58 OR 70ODX261D    EA         *
     ------------------------------------------------------------------
     124020000   ENDURON NEUT 60 OR 72ODX26ID    EA         *
     ------------------------------------------------------------------
     124022000   ENDURON NEUT 62 OR 74ODX26ID    EA         *
     ------------------------------------------------------------------
     124024000   ENDURON NEUT 64 OD X 26ID       EA         *
     ------------------------------------------------------------------
     124026000   ENDURON NEUT 66 OD X 26ID       EA         *
     ------------------------------------------------------------------
     124048000   ENDURON 10D 48OD X 26ID         EA         *
     ------------------------------------------------------------------
     124048025   ENDURON 10D 48OD X 26ID         EA         *
     ------------------------------------------------------------------
     124050000   ENDURON 10D 50OD X 26ID         EA         *
     ------------------------------------------------------------------
     124050025   ENDURON 10D 50OD X 26ID         EA         *
     ------------------------------------------------------------------
     124052000   ENDURON 10D 52OD X 26ID         EA         *
     ------------------------------------------------------------------
     124054000   ENDURON 10D 54OD X 26ID         EA         *
     ------------------------------------------------------------------
     124056000   ENDURON 10D 56 X 68ODX26ID      EA         *
     ------------------------------------------------------------------
     124058000   ENDURON 10D 58 X 70ODX26ID      EA         *
     ------------------------------------------------------------------
     124060000   ENDURON 10D 60 X 72ODX26ID      EA         *
     ------------------------------------------------------------------
     124062000   ENDORON 10D 62 X 74ODX26ID      EA         *
     ------------------------------------------------------------------
     124064000   ENDORON 10D 64OD X 26ID         EA         *
     ------------------------------------------------------------------
     124066000   ENDURON 10D 66OD X 26ID         EA         *
     ------------------------------------------------------------------
     124108000   ENDURON NEUT 48OD X 28ID        EA         *
     ------------------------------------------------------------------
     124108025   ENDURON NEUT 48OD X 28ID        EA         *
     ------------------------------------------------------------------
     124108501   +4 ENDURON LINER 28ID X 48OD    EA         *
     ------------------------------------------------------------------
     124110000   ENDURON NEUT 50OD X 28ID        EA         *
     ------------------------------------------------------------------
     124110025   ENDURON NEUT 50OD X 28ID        EA         *
     ------------------------------------------------------------------

*    Confidential portions omitted and filed separately with the Commission.

                                    Page 9
________________________________________________________________________________

________________________________________________________________________________

     -----------------------------------------------------------------
     COLUMBIA/HCA
     -----------------------------------------------------------------

     -----------------------------------------------------------------
     DEPUY INC.
     -----------------------------------------------------------------
     January 1996
     -----------------------------------------------------------------

     -----------------------------------------------------------------

     -----------------------------------------------------------------

     -----------------------------------------------------------------
     CATALOG
     -----------------------------------------------------------------
     NUMBER      LONG DESCRIPTION                   PUOM      PRICE
     -----------------------------------------------------------------
     124110501   +4 ENDURON LINER 28ID X 50OD       EA        *
     -----------------------------------------------------------------
     124112000   ENDURON NEUT 52OD X 28ID           EA        *
     -----------------------------------------------------------------
     124112025   ENDURON NEUT 52OD X 28ID           EA        *
     -----------------------------------------------------------------
     124112501   +4 ENDURON LINER 28ID X 52OD       EA        *
     -----------------------------------------------------------------
     124114000   ENDURON NEUT 54OD X 28ID           EA        *
     -----------------------------------------------------------------
     124114025   ENDURON NEUT 54OD X 28ID           EA        *
     -----------------------------------------------------------------
     124114501   +4 ENDURON LINER 28ID X 54OD       EA        *
     -----------------------------------------------------------------
     124116000   ENDURON NEUT 56 OR 68ODX28ID       EA        *
     -----------------------------------------------------------------
     124116025   ENDURON NEUT 56 OR 68ODX28ID       EA        *
     -----------------------------------------------------------------
     124116501   +4 ENDURON LINER 28ID X 56OD       EA        *
     -----------------------------------------------------------------
     124118000   ENDURON NEUT 58 OR 70ODX28ID       EA        *
     -----------------------------------------------------------------
     124118025   ENDURON NEUT 58 OR 70ODX28ID       EA        *
     -----------------------------------------------------------------
     124118501   +4 ENDURON LINER 28ID X 58OD       EA        *
     -----------------------------------------------------------------
     124120000   ENDURON NEUT 60 OR 72ODX28ID       EA        *
     -----------------------------------------------------------------
     124120025   ENDURON NEUT 60 OR 72ODX28ID       EA        *
     -----------------------------------------------------------------
     124120501   +4 ENDURON LINER 28ID X 60OD       EA        *
     -----------------------------------------------------------------
     124122000   ENDURON NEUT 62 OR 74ODX28ID       EA        *
     -----------------------------------------------------------------
     124122025   ENDURON NEUT 62 OR 74ODX28ID       EA        *
     -----------------------------------------------------------------
     124122501   +4 ENDURON LINER 28ID X 62OD       EA        *
     -----------------------------------------------------------------
     124124000   ENDURON NEUT 64OD X 28ID           EA        *
     -----------------------------------------------------------------
     124124025   ENDURON NEUT 64OD X 28ID           EA        *
     -----------------------------------------------------------------
     124126000   ENDURON NEUT 66OD X 28ID           EA        *
     -----------------------------------------------------------------
     124126025   ENDURON NEUT 66OD X 28ID           EA        *
     -----------------------------------------------------------------
     124126501   +4 ENDURON LINER 28ID X 66OD       EA        *
     -----------------------------------------------------------------
     124148000   ENDURON 10D 48OD X 28ID            EA        *
     -----------------------------------------------------------------
     124148025   ENDURON 10D 48OD X 28ID            EA        *
     -----------------------------------------------------------------
     124150000   ENDURON 10D 50OD X 28ID            EA        *
     -----------------------------------------------------------------
     124150025   ENDURON 10D 50OD X 28ID            EA        *
     -----------------------------------------------------------------
     124152000   ENDURON 10D 52OD X 28ID            EA        *
     -----------------------------------------------------------------
     124152025   ENDURON 10D 52OD X 28ID            EA        *
     -----------------------------------------------------------------
     124154000   ENDURON 10D 54OD X 28ID            EA        *
     -----------------------------------------------------------------
     124154025   ENDURON 10D 54OD X 28ID            EA        *
     -----------------------------------------------------------------
     124156000   ENDURON 10D 56 OR 68ODX28ID        EA        *
     -----------------------------------------------------------------
     124156025   ENDURON 10D 56 OR 68ODX28ID        EA        *
     -----------------------------------------------------------------
     124158000   ENDURON 10D 58 OR 70ODX28ID        EA        *
     -----------------------------------------------------------------
     124158025   ENDURON 10D 58 OR 70ODX28ID        EA        *
     -----------------------------------------------------------------
     124160000   ENDURON 10D 60 OR 72ODX28ID        EA        *
     -----------------------------------------------------------------
     124160025   ENDURON 10D 60 OR 72ODX28ID        EA        *
     -----------------------------------------------------------------
     124162000   ENDURON 10D 62 OR 74ODX28ID        EA        *
     -----------------------------------------------------------------
     124162025   ENDURON 10D 62 OR 74ODX28ID        EA        *
     -----------------------------------------------------------------
     124164000   ENDURON 10D 64OD X 28ID            EA        *
     -----------------------------------------------------------------
     124164025   ENDURON 10D 64OD X 28ID            EA        *
     -----------------------------------------------------------------
     124166000   ENDURON 10D 66OD X 28ID            EA        *
     -----------------------------------------------------------------

     *  Confidential portions omitted and filed separately with the Commission.

                                    Page 10
________________________________________________________________________________

________________________________________________________________________________


     ------------------------------------------------------------------
     COLUMBIA/HCA
     ------------------------------------------------------------------

     ------------------------------------------------------------------
     DEPUY INC.
     ------------------------------------------------------------------
     January 1996
     ------------------------------------------------------------------

     ------------------------------------------------------------------

     ------------------------------------------------------------------

     CATALOG
     ------------------------------------------------------------------
     NUMBER      LONG DESCRIPTION                PUOM       PRICE
     ------------------------------------------------------------------
     124166025   ENDURON 10D 66OD X 28ID         EA         *
     ------------------------------------------------------------------
     124212000   ENDURON NEUT 52OD X 32ID        EA         *
     ------------------------------------------------------------------
     124212025   ENDURON NEUT 52OD X 32ID        EA         *
     ------------------------------------------------------------------
     124212501   +4 ENDURON LINER 32ID X 52OD    EA         *
     ------------------------------------------------------------------
     124214000   ENDURON NEUT 54OD X 32ID        EA         *
     ------------------------------------------------------------------
     124214025   ENDURON NEUT 54OD X 32ID        EA         *
     ------------------------------------------------------------------
     124214501   +4 ENDURON LINER 32ID X 54OD    EA         *
     ------------------------------------------------------------------
     124216000   ENDURON NEUT 56 OR 68ODX32ID    EA         *
     ------------------------------------------------------------------
     124216025   ENDURON NEUT 56 OR 68ODX32ID    EA         *
     ------------------------------------------------------------------
     124216501   +4 ENDURON LINER 32ID X 56OD    EA         *
     ------------------------------------------------------------------
     124218000   ENDURON NEUT 58 OR 70ODX32ID    EA         *
     ------------------------------------------------------------------
     124218025   ENDURON NEUT 58 OR 70ODX32ID    EA         *
     ------------------------------------------------------------------
     124218501   +4 ENDURON LINER 32ID X 58OD    EA         *
     ------------------------------------------------------------------
     124220000   ENDURON NEUT 60 OR 72ODX32ID    EA         *
     ------------------------------------------------------------------
     124220025   ENDURON NEUT 60 OR 72ODX32ID    EA         *
     ------------------------------------------------------------------
     124220501   +4 ENDURON LINER 32ID X 60OD    EA         *
     ------------------------------------------------------------------
     124222000   ENDURON NEUT 62 OR 74ODX32ID    EA         *
     ------------------------------------------------------------------
     124222025   ENDURON NEUT 62 OR 74ODX32ID    EA         *
     ------------------------------------------------------------------
     124222501   +4 ENDURON LINER 32ID X 62OD    EA         *
     ------------------------------------------------------------------
     124224000   ENDURON NEUT 64OD X 32ID        EA         *
     ------------------------------------------------------------------
     124224025   ENDURON NEUT 64OD X 32ID        EA         *
     ------------------------------------------------------------------
     124224501   +4 ENDURON LINER 32ID X 64OD    EA         *
     ------------------------------------------------------------------
     124226000   ENDURON NEUT 66OD X 32ID        EA         *
     ------------------------------------------------------------------
     124226025   ENDURON NEUT 66OD X 32ID        EA         *
     ------------------------------------------------------------------
     124226501   +4 ENDURON LINER 32ID X 66OD5   EA         *
     ------------------------------------------------------------------
     124252000   ENDURON 10D 52OD X 32ID         EA         *
     ------------------------------------------------------------------
     124252025   ENDURON 10D 52OD X 32ID         EA         *
     ------------------------------------------------------------------
     124254000   ENDURON 10D 54OD X 32ID         EA         *
     ------------------------------------------------------------------
     124254025   ENDURON 10D 54OD X 32ID         EA         *
     ------------------------------------------------------------------
     124256000   ENDURON 10D 56 OR 68ODX32ID     EA         *
     ------------------------------------------------------------------
     124256025   ENDURON 10D 56 OR 68ODX32ID     EA         *
     ------------------------------------------------------------------
     124258000   ENDURON 10D 58 OR 70ODX32ID     EA         *
     ------------------------------------------------------------------
     124258025   ENDURON 10D 58 OR 70ODX32ID     EA         *
     ------------------------------------------------------------------
     124260000   ENDURON 10D 60 OR 72ODX32ID     EA         *
     ------------------------------------------------------------------
     124260025   ENDURON 10D 60 OR 72ODX32ID     EA         *
     ------------------------------------------------------------------
     124262000   ENDURON 10D 62 OR 74ODX32ID     EA         *
     ------------------------------------------------------------------
     124262025   ENDURON 10D 62 OR 74ODX32ID     EA         *
     ------------------------------------------------------------------
     124264000   ENDURON 10D 64OD X 32ID         EA         *
     ------------------------------------------------------------------
     124264025   ENDURON 10D 64OD X 32ID         EA         *
     ------------------------------------------------------------------
     124266000   ENDURON 10D 66OD X 32ID         EA         *
     ------------------------------------------------------------------
     124548000   DURALOC 1200 SERIES 48MM OD     EA         *
     ------------------------------------------------------------------
     124550000   DURALOC 1200 SERIES 50MM OD     EA         *
     ------------------------------------------------------------------
     124552000   DURALOC 1200 SERIES 52MM OD     EA         *
     ------------------------------------------------------------------

*    Confidential portions omitted and filed separately with the Commission.

                                    Page 11
________________________________________________________________________________

________________________________________________________________________________


     -----------------------------------------------------------------
     COLUMBIA/HCA
     -----------------------------------------------------------------

     -----------------------------------------------------------------
     DEPUY INC.
     -----------------------------------------------------------------
     January 1996
     -----------------------------------------------------------------

     -----------------------------------------------------------------

     -----------------------------------------------------------------

     CATALOG
     -----------------------------------------------------------------
     NUMBER      LONG DESCRIPTION                PUOM       PRICE
     -----------------------------------------------------------------
     124554000   DURALOC 1200 SERIES 54MM OD     EA         *
     -----------------------------------------------------------------
     124558000   DURALOC 1200 SERIES 56MM OD     EA         *
     -----------------------------------------------------------------
     124558000   DURALOC 1200 SERIES 58MM OD     EA         *
     -----------------------------------------------------------------
     124560000   DURALOC 1200 SERIES 60MM OD     EA         *
     -----------------------------------------------------------------
     124562000   DURALOC 1200 SERIES 62MM OD     EA         *
     -----------------------------------------------------------------
     124564000   DURALOC 1200 SERIES 64MM OD     EA         *
     -----------------------------------------------------------------
     124566000   DURALOC 1200 SERIES 66MM OD     EA         *
     -----------------------------------------------------------------
     124568000   DURALOC 1200 SERIES 68MM OD     EA         *
     -----------------------------------------------------------------
     124570000   DURALOC 1200 SERIES 70MM OD     EA         *
     -----------------------------------------------------------------
     124572000   DURALOC 1200 SERIES 72MM OD     EA         *
     -----------------------------------------------------------------
     124574000   DURALOC 1200 SERIES 74MM OD     EA         *
     -----------------------------------------------------------------
     124580049   SECTOR 52MM ACETABULAR COMP.    EA         *
     -----------------------------------------------------------------
     124580050   SECTOR 54MM ACETABULAR COMP.    EA         *
     -----------------------------------------------------------------
     124580051   SECTOR 56MM ACETABULAR COMP.    EA         *
     -----------------------------------------------------------------
     124580052   SECTOR 58MM ACETABULAR COMP.    EA         *
     -----------------------------------------------------------------
     124580053   SECTOR 60MM ACETABULAR COMP.    EA         *
     -----------------------------------------------------------------
     124580054   SECTOR 62MM ACETABULAR COMP.    EA         *
     -----------------------------------------------------------------
     124580055   SECTOR 48MM ACETABULAR COMP     EA         *
     -----------------------------------------------------------------
     124580056   SECTOR 50MM ACETABULAR COMP    EA         *
     -----------------------------------------------------------------
     124580057   SECTOR 64MM ACETABULAR COMP    EA         *
     -----------------------------------------------------------------
     124580058   SECTOR 66MM ACETABULAR COMP    EA         *
     -----------------------------------------------------------------
     124601000   DURALOC APEX HOLE ELIMINATOR    EA         *
     -----------------------------------------------------------------
     124648000   DURALOC 300 SERIES 48MM OD      EA         *
     -----------------------------------------------------------------
     124650000   DURALOC 300 SERIES 50MM OD      EA         *
     -----------------------------------------------------------------
     124652000   DURALOC 300 SERIES 52MM OD      EA         *
     -----------------------------------------------------------------
     124654000   DURALOC 300 SERIES 54MM OD      EA         *
     -----------------------------------------------------------------
     124656000   DURALOC 300 SERIES 56MM OD      EA         *
     -----------------------------------------------------------------
     124658000   DURALOC 300 SERIES 58MM OD      EA         *
     -----------------------------------------------------------------
     124660000   DURALOC 300 SERIES 60MM OD      EA         *
     -----------------------------------------------------------------
     124662000   DURALOC 300 SERIES 62MM OD      EA         *
     -----------------------------------------------------------------
     124664000   DURALOC 300 SERIES 64MM OD      EA         *
     -----------------------------------------------------------------
     124666000   DURALOC 300 SERIES 66MM OD      EA         *
     -----------------------------------------------------------------
     124668000   DURALOC 300 SERIES 68MM OD      EA         *
     -----------------------------------------------------------------
     124670000   DURALOC 300 SERIES 70MM OD      EA         *
     -----------------------------------------------------------------
     124672000   DURALOC 300 SERIES 72MM OD      EA         *
     -----------------------------------------------------------------
     124674000   DURALOC 300 SERIES 74MM OD      EA         *
     -----------------------------------------------------------------
     124748000   DURALOC 300 SERIES 48MM OD      EA         *
     -----------------------------------------------------------------
     124750000   DURALOC 100 SERIES 50MM OD      EA         *
     -----------------------------------------------------------------
     124752000   DURALOC 100 SERIES 52MM OD      EA         *
     -----------------------------------------------------------------
     124754000   DURALOC 100 SERIES 54MM OD      EA         *
     -----------------------------------------------------------------
     124756000   DURALOC 100 SERIES 56MM OD      EA         *
     -----------------------------------------------------------------
     124758000   DURALOC 100 SERIES 58MM OD      EA         *
     -----------------------------------------------------------------
     124760000   DURALOC 100 SERIES 60MM OD      EA         *
     -----------------------------------------------------------------

*    Confidential portions omitted and filed separately wth the Commission.

                                    Page 12
_______________________________________________________________________________

_______________________________________________________________________________


     ----------------------------------------------------------------
     COLUMBIA/HCA
     ----------------------------------------------------------------

     ----------------------------------------------------------------
     DEPUY INC.
     ----------------------------------------------------------------
     January 1996
     ----------------------------------------------------------------

     ----------------------------------------------------------------

     ----------------------------------------------------------------

     CATALOG
     ----------------------------------------------------------------
     NUMBER      LONG DESCRIPTION                PUOM       PRICE
     ----------------------------------------------------------------
     124762000   DURALOC 100 SERIES 62MM OD      EA         *
     ----------------------------------------------------------------
     124764000   DURALOC 100 SERIES 64MM OD      EA         *
     ----------------------------------------------------------------
     124766000   DURALOC 100 SERIES 66MM OD      EA         *
     ----------------------------------------------------------------
     124948000   DURALOC DYNAMIC LOCK RING 48MM  EA         *
     ----------------------------------------------------------------
     124950000   DURALOC DYNAMIC LOCK RING 50MM  EA         *
     ----------------------------------------------------------------
     124952000   DURALOC DYNAMIC LOCK RING 52MM  EA         *
     ----------------------------------------------------------------
     124954000   DURALOC DYNAMIC LOCK RING 54MM  EA         *
     ----------------------------------------------------------------
     124956000   DURALOC DYNAMIC LOCK RING 58MM  EA         *
     ----------------------------------------------------------------
     124958000   DURALOC DYNAMIC LOCK RING 58MM  EA         *
     ----------------------------------------------------------------
     124960000   DURALOC DYNAMIC LOCK RING 60MM  EA         *
     ----------------------------------------------------------------
     124962000   DURALOC DYNAMIC LOCK RING 62MM  EA         *
     ----------------------------------------------------------------
     124964000   DURALOC DYNAMIC LOCK RING 64MM  EA         *
     ----------------------------------------------------------------
     124966000   DURALOC DYNAMIC LOCK RING 66MM  EA         *
     ----------------------------------------------------------------
     124968000   DURALOC DYNAMIC LOCK RING 68MM  EA         *
     ----------------------------------------------------------------
     124970000   DURALOC DYNAMIC LOCK RING 70MM  EA         *
     ----------------------------------------------------------------
     124972000   DURALOC DYNAMIC LOCK RING 72MM  EA         *
     ----------------------------------------------------------------
     124974000   DURALOC DYNAMIC LOCK RING 74MM  EA         *
     ----------------------------------------------------------------
     125008000   HYLAMER NEUT 480D X 26ID        EA         *
     ----------------------------------------------------------------
     125010000   HYLAMER NEUT 50OD X 26ID        EA         *
     ----------------------------------------------------------------
     125012000   HYLAMER NEUT 52OD X 26ID        EA         *
     ----------------------------------------------------------------
     125014000   HYLAMER NEUT 54OD X 26ID        EA         *
     ----------------------------------------------------------------
     125016000   HYLAMER NEUT 56 OR 68ODX26ID    EA         *
     ----------------------------------------------------------------
     125018000   HYLAMER NEUT 58 OR 70ODX26ID    EA         *
     ----------------------------------------------------------------
     125020000   HYLAMER NEUT 60 OR 72ODX26ID    EA         *
     ----------------------------------------------------------------
     125022000   HYLAMER NEUT 62 OR 74ODX26ID    EA         *
     ----------------------------------------------------------------
     125024000   HYLAMER NEUT 64OD X 26ID        EA         *
     ----------------------------------------------------------------
     125026000   HYLAMER NEUT 66OD X 26ID        EA         *
     ----------------------------------------------------------------
     125048000   HYLAMER 10D 48OD X 26ID         EA         *
     ----------------------------------------------------------------
     125050000   HYLAMER 10D 50OD X 26ID         EA         *
     ----------------------------------------------------------------
     125052000   HYLAMER 10D 52OD X 26ID         EA         *
     ----------------------------------------------------------------
     125054000   HYLAMER 10D 54OD X 26ID         EA         *
     ----------------------------------------------------------------
     125056000   HYLAMER 10D 56 OR 68ODX26ID     EA         *
     ----------------------------------------------------------------
     125058000   HYLAMER 10D 58 OR 70ODX26ID     EA         *
     ----------------------------------------------------------------
     125060000   HYLAMER 10D 60 OR 72ODX26ID     EA         *
     ----------------------------------------------------------------
     125062000   HYLAMER 10D 62 OR 74ODX26ID     EA         *
     ----------------------------------------------------------------
     125064000   HYLAMER 10D 64OD X 26ID         EA         *
     ----------------------------------------------------------------
     125066000   HYLAMER 10D 66ODX 26ID          EA         *
     ----------------------------------------------------------------
     125108000   HYLAMER NEUT 48OD X 28ID        EA         *
     ----------------------------------------------------------------
     125108025   HYLAMER NEUT 48OD X 28ID        EA         *
     ----------------------------------------------------------------
     125110000   HYLAMER NEUT 50OD X 28ID        EA         *
     ----------------------------------------------------------------
     125110025   HYLAMER NEUT 50OD X 28ID        EA         *
     ----------------------------------------------------------------
     125112000   HYLAMER NEUT 52OD X 28ID        EA         *
     ----------------------------------------------------------------
     125112025   HYLAMER NEUT 52OD X 28ID        EA         *
     ----------------------------------------------------------------

*    Confidential portions omitted and filed separately with the Commission

                                 Page 13
_______________________________________________________________________________

________________________________________________________________________________


     ---------------------------------------------------------------
     COLUMBIA/HCA
     ---------------------------------------------------------------

     ---------------------------------------------------------------
     DUPUY INC.
     ---------------------------------------------------------------
     January 1996
     ---------------------------------------------------------------

     ---------------------------------------------------------------

     ---------------------------------------------------------------

     CATALOG
     ---------------------------------------------------------------
     NUMBER      LONG DESCRIPTION                PUOM       PRICE
     ---------------------------------------------------------------
     125114000   HYLAMER NEUT 540D X 28ID        EA         *
     ---------------------------------------------------------------
     125114025   HYLAMER NEUT 540D X 28ID        EA         *
     ---------------------------------------------------------------
     125116000   HYLAMER NEUT 56 OR 68ODX28ID    EA         *
     ---------------------------------------------------------------
     125116025   HYLAMER NEUT 56 OR 68ODX28ID    EA         *
     ---------------------------------------------------------------
     125118000   HYLAMER NEUT 58 OR 70ODX28ID    EA         *
     ---------------------------------------------------------------
     125118025   HYLAMER NEUT 58 OR 70ODX28ID    EA         *
     ---------------------------------------------------------------
     125120000   HYLAMER NEUT 60 OR 72ODX28ID    EA         *
     ---------------------------------------------------------------
     125120025   HYLAMER NEUT 60 OR 72ODX28ID    EA         *
     ---------------------------------------------------------------
     125122000   HYLAMER NEUT 62 OR 74ODX28ID    EA         *
     ---------------------------------------------------------------
     125122025   HYLAMER NEUT 62 OR 74ODX28ID    EA         *
     ---------------------------------------------------------------
     125124000   HYLAMER NEUT 64OD X 28ID        EA         *
     ---------------------------------------------------------------
     125124025   HYLAMER NEUT 64OD X 28ID        EA         *
     ---------------------------------------------------------------
     125126000   HYLAMER NEUT 66OD X 28ID        EA         *
     ---------------------------------------------------------------
     125126025   HYLAMER NEUT 66OD X 28ID        EA         *
     ---------------------------------------------------------------
     125148000   HYLAMER 10D 48OD X 28ID         EA         *
     ---------------------------------------------------------------
     125148025   HYLAMER 10D 48OD X 28ID         EA         *
     ---------------------------------------------------------------
     125150000   HYLAMER 10D 50OD X 28ID         EA         *
     ---------------------------------------------------------------
     125150025   HYLAMER 10D 50OD X 28ID         EA         *
     ---------------------------------------------------------------
     125152000   HYLAMER 10D 52OD X 28ID         EA         *
     ---------------------------------------------------------------
     125152025   HYLAMER 10D 52OD X 28ID         EA         *
     ---------------------------------------------------------------
     125154000   HYLAMER 10D 54OD X 28ID         EA         *
     ---------------------------------------------------------------
     125154025   HYLAMER 10D 54OD X 28ID         EA         *
     ---------------------------------------------------------------
     125156000   HYLAMER 10D 56OD OR 68ODX28I    EA         *
     ---------------------------------------------------------------
     125156025   HYLAMER 10D 56OD OR 68ODX28I    EA         *
     ---------------------------------------------------------------
     125158000   HYLAMER 10D 58OD OR 70ODX28I    EA         *
     ---------------------------------------------------------------
     125158025   HYLAMER 10D 58OD OR 70ODX28I    EA         *
     ---------------------------------------------------------------
     125160000   HYLAMER 10D 60OD OR 72ODX28I    EA         *
     ---------------------------------------------------------------
     125160025   HYLAMER 10D 60OD OR 72ODX28I    EA         *
     ---------------------------------------------------------------
     125162000   HYLAMER 10D 62OD OR 74ODX28I    EA         *
     ---------------------------------------------------------------
     125162025   HYLAMER 10D 62OD OR 74ODX28I    EA         *
     ---------------------------------------------------------------
     125164000   HYLAMER 10D 64OD X 28ID         EA         *
     ---------------------------------------------------------------
     125164025   HYLAMER 10D 64OD X 28ID         EA         *
     ---------------------------------------------------------------
     125166000   HYLAMER 10D 66OD X 28ID         EA         *
     ---------------------------------------------------------------
     125166025   HYLAMER 10D 66OD X 28ID         EA         *
     ---------------------------------------------------------------
     125212000   HYLAMER NUET 52OD X 32ID        EA         *
     ---------------------------------------------------------------
     125212025   HYLAMER NUET 52OD X 28ID        EA         *
     ---------------------------------------------------------------
     125214000   HYLAMER NUET 54OD X 28ID        EA         *
     ---------------------------------------------------------------
     125214025   HYLAMER NUET 54OD X 28ID        EA         *
     ---------------------------------------------------------------
     125216025   HYLAMER NUET 56 OR 68ODX32ID    EA         *
     ---------------------------------------------------------------
     125218025   HYLAMER NUET 58 OR 70ODX32ID    EA         *
     ---------------------------------------------------------------
     125220025   HYLAMER NUET 60 OR 72ODX32ID    EA         *
     ---------------------------------------------------------------
     125224000   HYLAMER NUET 64OD X 32ID        EA         *
     ---------------------------------------------------------------
     125224025   HYLAMER NUET 64OD X 32ID        EA         *
     ---------------------------------------------------------------

     *  Confidential portions omitted and filed separately with the Commission.

     ---------------------------------------------------------------
     COLUMBIA/HCA
     ---------------------------------------------------------------

     ---------------------------------------------------------------
     DUPUY INC.
     ---------------------------------------------------------------
     January 1996
     ---------------------------------------------------------------

     ---------------------------------------------------------------

     ---------------------------------------------------------------

     CATALOG
     ---------------------------------------------------------------
     NUMBER      LONG DESCRIPTION                PUOM       PRICE
     ---------------------------------------------------------------
     125226000   HYLAMER NEUT 660D X 32ID        EA         *
     ---------------------------------------------------------------
     125226025   HYLAMER NEUT 660D X 32ID        EA         *
     ---------------------------------------------------------------
     125252000   HYLAMER 10D 52OD X 32ID         EA         *
     ---------------------------------------------------------------
     125252025   HYLAMER 10D 52OD X 32ID         EA         *
     ---------------------------------------------------------------
     125254000   HYLAMER 10D 54OD X 32ID         EA         *
     ---------------------------------------------------------------
     125254025   HYLAMER 10D 54OD X 32ID         EA         *
     ---------------------------------------------------------------
     125256000   HYLAMER 10D 56 OR 68ODX32ID     EA         *
     ---------------------------------------------------------------
     125256025   HYLAMER 10D 56 OR 68ODX32ID     EA         *
     ---------------------------------------------------------------
     125258000   HYLAMER 10D 58 OR 70ODX32ID     EA         *
     ---------------------------------------------------------------
     125258025   HYLAMER 10D 58 OR 70ODX32ID     EA         *
     ---------------------------------------------------------------
     125260025   HYLAMER 10D 60 OR 72ODX32ID     EA         *
     ---------------------------------------------------------------
     125262025   HYLAMER 10D 62 OR 74ODX32ID     EA         *
     ---------------------------------------------------------------
     125264000   HYLAMER 10D 64OD X 32ID         EA         *
     ---------------------------------------------------------------
     125264025   HYLAMER 10D 64OD X 32ID         EA         *
     ---------------------------------------------------------------
     125266000   HYLAMER 10D 66OD X 32ID         EA         *
     ---------------------------------------------------------------
     125266025   HYLAMER 10D 66OD X 32ID         EA         *
     ---------------------------------------------------------------
     125725000   5.0MM DIA TPRD HD PER SCRW 25   EA         *
     ---------------------------------------------------------------
     125730000   5.0MM DIA TPRD HD PER SCRW 30   EA         *
     ---------------------------------------------------------------
     125735000   5.0MM DIA TPRD HD PER SCRW 35   EA         *
     ---------------------------------------------------------------
     125740000   5.0MM DIA TPRD HD PER SCRW 40   EA         *
     ---------------------------------------------------------------
     125745000   5.0MM DIA TPRD HD PER SCRW 45   EA         *
     ---------------------------------------------------------------
     125750000   5.0MM DIA TPRD HD PER SCRW 50   EA         *
     ---------------------------------------------------------------
     125755000   5.0MM DIA TPRD HD PER SCRW 55   EA         *
     ---------------------------------------------------------------
     125760000   5.0MM DIA TPRD HD PER SCRW 60   EA         *
     ---------------------------------------------------------------
     125765000   5.0MM DIA TPRD HD PER SCRW 65   EA         *
     ---------------------------------------------------------------
     127011000   SYNATOMIC UNI TIBIAL LOCK CLIP  EA         *
     ---------------------------------------------------------------
     127180001   KEANE UNI FEM XS                EA         *
     ---------------------------------------------------------------
     127180002   KEANE UNI FEM SM                EA         *
     ---------------------------------------------------------------
     127180003   KEANE UNI FEM MD                EA         *
     ---------------------------------------------------------------
     127180004   KEANE UNI FEM LG                EA         *
     ---------------------------------------------------------------
     127180005   KEANE UNI FEM XL                EA         *
     ---------------------------------------------------------------
     127180011   KEANE UNI TIBIAL SM 8MM         EA         *
     ---------------------------------------------------------------
     127180012   KEANE UNI TIBIAL SM 10MM        EA         *
     ---------------------------------------------------------------
     127180013   KEANE UNI TIBIAL SM 12MM        EA         *
     ---------------------------------------------------------------
     127180021   KEANE UNI TIBIAL MD 8MM         EA         *
     ---------------------------------------------------------------
     127180022   KEANE UNI TIBIAL MD 10MM        EA         *
     ---------------------------------------------------------------
     127180023   KEANE UNI TIBIAL MD 12MM        EA         *
     ---------------------------------------------------------------
     127180031   KEANE UNI TIBIAL LG 8MM         EA         *
     ---------------------------------------------------------------
     127180032   KEANE UNI TIBIAL LG 10MM        EA         *
     ---------------------------------------------------------------
     127180033   KEANE UNI TIBIAL LG 12MM        EA         *
     ---------------------------------------------------------------
     127180041   KEANE UNI TIBIAL MD+ 8MM       EA         *
     ---------------------------------------------------------------
     127180042   KEANE UNI TIBIAL MD+ 10MM      EA         *
     ---------------------------------------------------------------
     127180043   KEANE UNI TIBIAL MD+ 12MM      EA         *
     ---------------------------------------------------------------

     *  Confidential portions omitted and filed separately with the Commission.

_______________________________________________________________________________

     COLUMBIA/HCA
     -----------------------------------------------------------------
     DEPUY INC.
     -----------------------------------------------------------------
     January 1996
     -----------------------------------------------------------------

     -----------------------------------------------------------------

     -----------------------------------------------------------------
     CATALOG
     -----------------------------------------------------------------

     NUMBER         LONG DESCRIPTION                       PUOM  PRICE
     -----------------------------------------------------------------
     127180211      KEANE UNI TIB MOD SM 8MM               EA    *
     -----------------------------------------------------------------
     127180212      KEANE UNI TIB MOD SM 10MM              EA    *
     -----------------------------------------------------------------
     127180213      KEANE UNI TIB MOD SM 12MM              EA    *
     -----------------------------------------------------------------
     127180221      KEANE UNI TIB MOD MD 8MM               EA    *
     -----------------------------------------------------------------
     127180222      KEANE UNI TIB MOD MD 10MM              EA    *
     -----------------------------------------------------------------
     127180223      KEANE UNI TIB MOD MD 12MM              EA    *
     -----------------------------------------------------------------
     127180231      KEANE UNI TIB MOD LG 8MM               EA    *
     -----------------------------------------------------------------
     127180232      KEANE UNI TIB MOD LG 10MM              EA    *
     -----------------------------------------------------------------
     127180233      KEANE UNI TIB MOD LG 12MM              EA    *
     -----------------------------------------------------------------
     127180241      KEANE UNI TIB MOD MD+ 8MM              EA    *
     -----------------------------------------------------------------
     127180242      KEANE UNI TIB MOD MD+ 10MM             EA    *
     -----------------------------------------------------------------
     127180243      KEANE UNI TIB MOD MD+ 12MM             EA    *
     -----------------------------------------------------------------
     127180501      KEANE UNI TIB FEM POROUS SIZE 1        EA    *
     -----------------------------------------------------------------
     127180502      KEANE UNI TIB FEM POROUS SIZE 2        EA    *
     -----------------------------------------------------------------
     127180503      KEANE UNI TIB FEM POROUS SIZE 3        EA    *
     -----------------------------------------------------------------
     127180504      KEANE UNI TIB FEM POROUS SIZE 4        EA    *
     -----------------------------------------------------------------
     127180505      KEANE UNI TIB FEM POROUS SIZE 5        EA    *
     -----------------------------------------------------------------
     127801000      LCS M BRDG BRG SM/STD 10.0             PK    *
     -----------------------------------------------------------------
     127802000      LCS M BRDG BRG SM/STD 12.5             PK    *
     -----------------------------------------------------------------
     127803000      LCS M BRDG BRG SM/STD 15.0             PK    *
     -----------------------------------------------------------------
     127804000      LCS M BRDG BRG SM/STD 17.5             PK    *
     -----------------------------------------------------------------
     127805000      LCS M BRDG BRG SM+/STD 10.0            PK    *
     -----------------------------------------------------------------
     127806000      LCS M BRDG BRG SM+/STD 12.5            PK    *
     -----------------------------------------------------------------
     127807000      LCS M BRDG BRG SM+/STD 15.0            PK    *
     -----------------------------------------------------------------
     127808000      LCS M BRDG BRG SM+/STD 17.5            PK    *
     -----------------------------------------------------------------
     127809000      LCS R BRDG BRG SM/STD 10.0             EA    *
     -----------------------------------------------------------------
     127810000      LCS R BRDG BRG SM/STD 12.5             EA    *
     -----------------------------------------------------------------
     127811000      LCS R BRDG BRG SM/STD 15.0             EA    *
     -----------------------------------------------------------------
     127812000      LCS R BRDG BRG SM/STD 17.5             EA    *
     -----------------------------------------------------------------
     127813000      LCS R BRDG BRG SM/STD 20.0             EA    *
     -----------------------------------------------------------------
     127814000      LCS R BRDG BRG SM+/STD 10.0            EA    *
     -----------------------------------------------------------------
     127815000      LCS R BRDG BRG SM+/STD 12.5            EA    *
     -----------------------------------------------------------------
     127816000      LCS R BRDG BRG SM+/STD 15.0            EA    *
     -----------------------------------------------------------------
     127817000      LCS R BRDG BRG SM+/STD 17.5            EA    *
     -----------------------------------------------------------------
     127818000      LCS R BRDG BRG SM+/STD 20.0            EA    *
     -----------------------------------------------------------------
     127820000      LCS M BRDG BRG STD/LG 10               PK    *
     -----------------------------------------------------------------
     127821000      LCS M BRDG BRG STD/LG 12.5             PK    *
     -----------------------------------------------------------------
     127822000      LCS M BRDG BRG STD/LG 15               PK    *
     -----------------------------------------------------------------
     127823000      LCS M BRDG BRG STD/LG 17.5             PK    *
     -----------------------------------------------------------------
     127824000      LCS M BRDG BRG STD+/LG 10              PK    *
     -----------------------------------------------------------------
     127825000      LCS M BRDG BRG STD+/LG 12.5            PK    *
     -----------------------------------------------------------------
     127826000      LCS M BRDG BRG STD+/LG 15              PK    *
     -----------------------------------------------------------------
     127827000      LCS M BRDG BRG STD+/LG 17.5            PK    *
     -----------------------------------------------------------------

     * Confidential Portions omitted and filed separately with the Commission.

     ------------------------------------------------------------------------

     ------------------------------------------------------------------------
     COLUMBIA/HCA
     ------------------------------------------------------------------------
     DEPUY INC.
     ------------------------------------------------------------------------
     January 1996
     ------------------------------------------------------------------------
     CATALOG
     ------------------------------------------------------------------------

     NUMBER         LONG DESCRIPTION                            PUOM    PRICE
     ------------------------------------------------------------------------
     127846000      LCS R BRDG BRG STD/LG 10                    EA      *
     ------------------------------------------------------------------------
     127847000      LCS R BRDG BRG STD/LG 12.5                  EA      *
     ------------------------------------------------------------------------
     127848000      LCS R BRDG BRG STD/LG 15                    EA      *
     ------------------------------------------------------------------------
     127849000      LCS R BRDG BRG STD/LG 17.5                  EA      *
     ------------------------------------------------------------------------
     127850000      LCS R BRDG BRG STD/LG 20                    EA      *
     ------------------------------------------------------------------------
     127851000      LCS R BRDG BRG STD+/LG 10                   EA      *
     ------------------------------------------------------------------------
     127852000      LCS R BRDG BRG STD+/LG 12.5                 EA      *
     ------------------------------------------------------------------------
     127853000      LCS R BRDG BRG STD+/LG 15                   EA      *
     ------------------------------------------------------------------------
     127854000      LCS R BRDG BRG STD+/LG 17.5                 EA      *
     ------------------------------------------------------------------------
     127855000      LCS R BRDG BRG STD/LG 20                    EA      *
     ------------------------------------------------------------------------
     127856000      LCS DD ROT BRG STD 10.0MM                   EA      *
     ------------------------------------------------------------------------
     127857000      LCS DD ROT BRG STD 12.5MM                   EA      *
     ------------------------------------------------------------------------
     127858000      LCS DD ROT BRG STD 15.0MM                   EA      *
     ------------------------------------------------------------------------
     127859000      LCS DD ROT BRG STD 17.5MM                   EA      *
     ------------------------------------------------------------------------
     127860000      LCS DD ROT BRG STD 20.0MM                   EA      *
     ------------------------------------------------------------------------
     127861000      LCS DD ROT BRG STD+ 10.0MM                  EA      *
     ------------------------------------------------------------------------
     127863000      LCS DD ROT BRG STD+ 15.0MM                  EA      *
     ------------------------------------------------------------------------
     127864000      LCS DD ROT BRG STD+ 17.5MM                  EA      *
     ------------------------------------------------------------------------
     127865000      LCS DD ROT BRG STD+ 20.0MM                  EA      *
     ------------------------------------------------------------------------
     127866000      LCS DD ROT BRG LG 10.0MM                    EA      *
     ------------------------------------------------------------------------
     127867000      LCS DD ROT BRG LG 12.5MM                    EA      *
     ------------------------------------------------------------------------
     127868000      LCS DD ROT BRG LG 15.0MM                    EA      *
     ------------------------------------------------------------------------
     127869000      LCS DD ROT BRG LG 17.5MM                    EA      *
     ------------------------------------------------------------------------
     127870000      LCS DD ROT BRG LG 20.0MM                    EA      *
     ------------------------------------------------------------------------
     127871000      LCS DD ROT BRG LG+ 10.0MM                   EA      *
     ------------------------------------------------------------------------
     127872000      LCS DD ROT BRG LG+ 12.5MM                   EA      *
     ------------------------------------------------------------------------
     127873000      LCS DD ROT BRG LG+ 15.0MM                   EA      *
     ------------------------------------------------------------------------
     127874000      LCS DD ROT BRG LG+ 17.5MM                   EA      *
     ------------------------------------------------------------------------
     127875000      LCS DD ROT BRG LG+ 20.0MM                   EA      *
     ------------------------------------------------------------------------
     127876000      LCS DD ROT BRG STD/LG 10.0MM                EA      *
     ------------------------------------------------------------------------
     127877000      LCS DD ROT BRG STD/LG 12.5MM                EA      *
     ------------------------------------------------------------------------
     127878000      LCS DD ROT BRG STD/LG 15.0MM                EA      *
     ------------------------------------------------------------------------
     127879000      LCS DD ROT BRG STD/LG 17.5MM                EA      *
     ------------------------------------------------------------------------
     127881000      LCS DD ROT BRG STD/LG 20.0MM                EA      *
     ------------------------------------------------------------------------
     127883000      LCS DD ROT BRG STD+/LG 10.0MM               EA      *
     ------------------------------------------------------------------------
     127884000      LCS DD ROT BRG STD+/LG 12.5MM               EA      *
     ------------------------------------------------------------------------
     127885000      LCS DD ROT BRG STD+/LG 15.0MM               EA      *
     ------------------------------------------------------------------------
     127886000      LCS DD ROT BRG STD+/LG 17.5MM               EA      *
     ------------------------------------------------------------------------
     127887000      LCS DD ROT BRG STD+/LG 20.0MM               EA      *
     ------------------------------------------------------------------------
     129001000      LCS MENIS BEARING SM 10MM                   PK      *
     ------------------------------------------------------------------------
     129002000      LCS MENIS BEARING SM 12.5MM                 PK      *
     ------------------------------------------------------------------------
     129003000      LCS MENIS BEARING SM 15MM                   PK      *
     ------------------------------------------------------------------------

     *  Confidential Portions omitted and filed separately with the Commission.

     ___________________________________________________________________________

     ------------------------------------------------------------------
     COLUMBIA/HCA
     ------------------------------------------------------------------

     ------------------------------------------------------------------
     DEPUY INC.
     ------------------------------------------------------------------
     January 1996
     ------------------------------------------------------------------

     ------------------------------------------------------------------

     ------------------------------------------------------------------

     CATALOG
     ------------------------------------------------------------------
     NUMBER      LONG DESCRIPTION                PUOM       PRICE
     ------------------------------------------------------------------
     129004000   LCS MENIS BEARING SM 17.5MM     PK         *
     ------------------------------------------------------------------
     129005000   LCS MENIS BEARING SM+ 10MM      PK         *
     ------------------------------------------------------------------
     129006000   LCS MENIS BEARING SM+ 12.5MM    PK         *
     ------------------------------------------------------------------
     129007000   LCS MENIS BEARING SM+ 15MM      PK         *
     ------------------------------------------------------------------
     129008000   LCS MENIS BEARING SM+ 17.5MM    PK         *
     ------------------------------------------------------------------
     129009000   LCS RP BRG 10.0MM SM            EA         *
     ------------------------------------------------------------------
     129010000   LCS RP BRG 12.5MM SM            EA         *
     ------------------------------------------------------------------
     129011000   LCS RP BRG 15.0MM SM            EA         *
     ------------------------------------------------------------------
     129012000   LCS RP BRG 17.5MM SM            EA         *
     ------------------------------------------------------------------
     129013000   LCS RP BRG 20.0MM SM            EA         *
     ------------------------------------------------------------------
     129014000   LCS RP BRG 10.0MM SM+           EA         *
     ------------------------------------------------------------------
     129015000   LCS RP BRG 12.5MM SM+           EA         *
     ------------------------------------------------------------------
     129016000   LCS RP BRG 15.0MM SM+           EA         *
     ------------------------------------------------------------------
     129017000   LCS RP BRG 17.5MM SM+           EA         *
     ------------------------------------------------------------------
     129018000   LCS RP BRG 20.0MM SM+           EA         *
     ------------------------------------------------------------------
     129035000   LCS DD ROT BRG STD 22.5         EA         *
     ------------------------------------------------------------------
     129036000   LCS DD ROT BRG STD 25.0         EA         *
     ------------------------------------------------------------------
     129037000   LCS DD ROT BRG STD+ 22.5        EA         *
     ------------------------------------------------------------------
     129038000   LCS DD ROT BRG STD+ 25.0        EA         *
     ------------------------------------------------------------------
     129039000   LCS DD ROT BRG LG 22.5          EA         *
     ------------------------------------------------------------------
     129040000   LCS DD ROT BRG LG 25.0          EA         *
     ------------------------------------------------------------------
     129041000   LCS DD ROT BRG LG+ 22.5         EA         *
     ------------------------------------------------------------------
     129042000   LCS DD ROT BRG LG+ 25.0         EA         *
     ------------------------------------------------------------------
     129051000   LCS DD R BRDG BRG SM/STD 22.5   EA         *
     ------------------------------------------------------------------
     129052000   LCS DD R BRDG BRG SM/STD 25.0   EA         *
     ------------------------------------------------------------------
     129053000   LCS DD R BRDG BRG SM+/STD 22.5  EA         *
     ------------------------------------------------------------------
     129054000   LCS DD R BRDG BRG SM+/STD 25.0  EA         *
     ------------------------------------------------------------------
     129055000   LCS DD R BRDG BRG STD/LG 22.5   EA         *
     ------------------------------------------------------------------
     129056000   LCS DD R BRDG BRG STD/LG 25.0   EA         *
     ------------------------------------------------------------------
     129057000   LCS DD R BRDG BRG STD+/LG 22.5  EA         *
     ------------------------------------------------------------------
     129058000   LCS DD R BRDG BRG STD+/LG 25.0  EA         *
     ------------------------------------------------------------------
     135120000   ACS BONE SCREW 4.5 X 25MM       EA         *
     ------------------------------------------------------------------
     135121000   ACS BONE SCREW 4.5 X 30MM       EA         *
     ------------------------------------------------------------------
     135122000   ACS BONE SCREW 4.5 X 35MM       EA         *
     ------------------------------------------------------------------
     135123000   ACS BONE SCREW 4.5 X 40MM       EA         *
     ------------------------------------------------------------------
     135124000   ACS BONE SCREW 4.5 X 45MM       EA         *
     ------------------------------------------------------------------
     135125000   ACS BONE SCREW 4.5 X 50MM       EA         *
     ------------------------------------------------------------------
     135126000   ACS BONE SCREW 4.5 X 55MM       EA         *
     ------------------------------------------------------------------
     135127000   ACS BONE SCREW 4.5 X 60MM       EA         *
     ------------------------------------------------------------------
     135128000   ACS BONE SCREW 4.5 X 65MM       EA         *
     ------------------------------------------------------------------
     135402000   AML STD 10.5MM 6.3 IN STEM      EA         *
     ------------------------------------------------------------------
     135403000   AML STD 12.0MM 6.3 IN STEM      EA         *
     ------------------------------------------------------------------
     135404000   AML STD 13.5MM 6.3 IN STEM      EA         *
     ------------------------------------------------------------------

     *  Confidential portions omitted and filed separately with the Commission.

                                    Page 18
     ___________________________________________________________________________

     COLUMBIA/HCA
     -----------------------------------------------------------------

     -----------------------------------------------------------------
     DEPUY INC.
     -----------------------------------------------------------------
     January 1996
     -----------------------------------------------------------------

     -----------------------------------------------------------------

     -----------------------------------------------------------------

     CATALOG
     -----------------------------------------------------------------
     NUMBER         LONG DESCRIPTION                      PUOM  PRICE
     -----------------------------------------------------------------
     135405000      AML STD 15.0MM 6.3 IN STEM            EA    *
     -----------------------------------------------------------------
     135406000      AML STD 16.5MM 6.3 IN STEM            EA    *
     -----------------------------------------------------------------
     135407000      AML STD 18.0MM 6.3 IN STEM            EA    *
     -----------------------------------------------------------------
     135408000      AML STD 19.5MM 6.3 IN STEM            EA    *
     -----------------------------------------------------------------
     135442000      AML STD PROX PC 10.5MM 6.3 IN         EA    *
     -----------------------------------------------------------------
     135443000      AML STD PROX PC 12.0MM 6.3 IN         EA    *
     -----------------------------------------------------------------
     135444000      AML STD PROX PC 13.5MM 6.3 IN         EA    *
     -----------------------------------------------------------------
     135445000      AML STD PROX PC 15.0MM 6.3 IN         EA    *
     -----------------------------------------------------------------
     135446000      AML STD PROX PC 16.5MM 6.3 IN         EA    *
     -----------------------------------------------------------------
     135447000      AML STD PROX PC 18.0MM 6.3 IN         EA    *
     -----------------------------------------------------------------
     135448000      AML STD PROX PC 19.5MM 6.3 IN         EA    *
     -----------------------------------------------------------------
     135480560      AML 10.5 FULL PORO 120MM ST           EA    *
     -----------------------------------------------------------------
     135480561      AML 12.0 FULL PORO 120MM ST           EA    *
     -----------------------------------------------------------------
     135480562      AML 13.5 FULL OPRO 120MM ST           EA    *
     -----------------------------------------------------------------
     135480567      AML MMA 10.5 FULL PORO 120MM          EA    *
     -----------------------------------------------------------------
     135480580      AML MMA 12.0 FULL OPRO 120MM          EA    *
     -----------------------------------------------------------------
     135480581      AML MMA 13.5 FULL OPRO 120MM          EA    *
     -----------------------------------------------------------------
     135602000      AML CLRLESS STD PROX PC 10.5          EA    *
     -----------------------------------------------------------------
     135603000      AML CLRLESS STD PROX PC 12.0          EA    *
     -----------------------------------------------------------------
     135604000      AML CLRLESS STD PROX PC 13.5          EA    *
     -----------------------------------------------------------------
     135605000      AML CLRLESS STD PROX PC 15.0          EA    *
     -----------------------------------------------------------------
     135606000      AML CLRLESS STD PROX PC 16.5          EA    *
     -----------------------------------------------------------------
     135612000      AML CLRLESS MMA PROX PC 10.5          EA    *
     -----------------------------------------------------------------
     135613000      AML CLRLESS MMA PROX PC 12.0          EA    *
     -----------------------------------------------------------------
     135614000      AML CLRLESS MMA PROX PC 13.5          EA    *
     -----------------------------------------------------------------
     135615000      AML CLRLESS MMA PROX PC 15.0          EA    *
     -----------------------------------------------------------------
     135616000      AML CLRLESS MMA PROX PC 16.5          EA    *
     -----------------------------------------------------------------
     135617000      AML CLRLESS MMA PROX PC 18.0          EA    *
     -----------------------------------------------------------------
     135702000      AML MMA 10.5MM 6.3 IN STEM            EA    *
     -----------------------------------------------------------------
     135703000      AML MMA 12.0MM 6.3 IN STEM            EA    *
     -----------------------------------------------------------------
     135704000      AML MMA 13.5MM 6.3 IN STEM            EA    *
     -----------------------------------------------------------------
     135705000      AML MMA 15.0MM 6.3 IN STEM            EA    *
     -----------------------------------------------------------------
     135706000      AML MMA 16.5MM 6.3 IN STEM            EA    *
     -----------------------------------------------------------------
     135707000      ALM MMA 18.0MM 6.3 IN STEM            EA    *
     -----------------------------------------------------------------
     135708000      ALM MMA 19.5MM 6.3 IN STEM            EA    *
     -----------------------------------------------------------------
     135742000      AML MMA PROX PC 10.5MM 6.3 IN         EA    *
     -----------------------------------------------------------------
     135743000      AML MMA PROX PC 12.0MM 6.3 IN         EA    *
     -----------------------------------------------------------------
     135744000      AML MMA PROX PC 13.5MM 6.3 IN         EA    *
     -----------------------------------------------------------------
     135745000      AML MMA PROX PC 15.0MM 6.3 IN         EA    *
     -----------------------------------------------------------------
     135746000      AML MMA PROX PC 16.5MM 6.3 IN         EA    *
     -----------------------------------------------------------------
     135747000      AML MMA PROX PC 18.0MM 6.3 IN         EA    *
     -----------------------------------------------------------------
     135748000      AML MMA PROX PC 19.5MM 6.3 IN         EA    *
     -----------------------------------------------------------------
     136301000      RESPONSE HIP SYSTEM 10.5MM            EA    *
     -----------------------------------------------------------------

     *  Confidential portions omitted and filed seperately with the Commission.

                                    Page 19
________________________________________________________________________________

     COLUMBIA/HCA
     ----------------------------------------------------------------

     ----------------------------------------------------------------
     DEPUY INC.
     ----------------------------------------------------------------
     January 1996
     ----------------------------------------------------------------

     ----------------------------------------------------------------

     ----------------------------------------------------------------

     CATALOG
     ----------------------------------------------------------------
     NUMBER      LONG DESCRIPTION                PUOM       PRICE
     ----------------------------------------------------------------
     136302000   REPONSE HIP SYSTEM 12.0MM       EA         *
     ----------------------------------------------------------------
     136303000   REPONSE HIP SYSTEM 13.5MM       EA         *
     ----------------------------------------------------------------
     136304000   REPONSE HIP SYSTEM 15.0MM       EA         *
     ----------------------------------------------------------------
     136305000   REPONSE HIP SYSTEM 16.5MM       EA         *
     ----------------------------------------------------------------
     136310000   TAPERED SPACER ARTICL/EZE +0    EA         *
     ----------------------------------------------------------------
     136312000   TAPERED SPACER ARTICUL/EZE+5    EA         *
     ----------------------------------------------------------------
     136314000   TAPERED SPACER ARTICUL/EZE +10  EA         *
     ----------------------------------------------------------------
     136318000   TAPERED SPACER LARGER +0        EA         *
     ----------------------------------------------------------------
     136320000   TAPERED SPACER LARGER +5        EA         *
     ----------------------------------------------------------------
     136322000   TAPPERED SPACER LARGER +10      EA         *
     ----------------------------------------------------------------
     136341000   MODULAR CATHCART BALL 41MM OD   EA         *
     ----------------------------------------------------------------
     136342000   MODULAR CATHCART BALL 42MM OD   EA         *
     ----------------------------------------------------------------
     136343000   MODULAR CATHCART BALL 43MM OD   EA         *
     ----------------------------------------------------------------
     136344000   MODULAR CATHCART BALL 44MM OD   EA         *
     ----------------------------------------------------------------
     136345000   MODULAR CATHCART BALL 45MM OD   EA         *
     ----------------------------------------------------------------
     136346000   MODULAR CATHCART BALL 46MM OD   EA         *
     ----------------------------------------------------------------
     136347000   MODULAR CATHCART BALL 47MM OD   EA         *
     ----------------------------------------------------------------
     136348000   MODULAR CATHCART BALL 48MM OD   EA         *
     ----------------------------------------------------------------
     136349000   MODULAR CATHCART BALL 49MM OD   EA         *
     ----------------------------------------------------------------
     136350000   MODULAR CATHCART BALL 50MM OD   EA         *
     ----------------------------------------------------------------
     136351000   MODULAR CATHCART BALL 51MM OD   EA         *
     ----------------------------------------------------------------
     136352000   MODULAR CATHCART BALL 52MM OD   EA         *
     ----------------------------------------------------------------
     136353000   MODULAR CATHCART BALL 53MM OD   EA         *
     ----------------------------------------------------------------
     136354000   MODULAR CATHCART BALL 54MM OD   EA         *
     ----------------------------------------------------------------
     136356000   MODULAR CATHCART BALL 56MM OD   EA         *
     ----------------------------------------------------------------
     136358000   MODULAR CATHCART BALL 58MM OD   EA         *
     ----------------------------------------------------------------
     136360000   MODULAR CATHCART BALL 60MM OD   EA         *
     ----------------------------------------------------------------
     136370000   REPONSE 209 HIP SYSTEM 9.0MM    EA         *
     ----------------------------------------------------------------
     136371000   REPONSE 209 HIP SYSTEM 10.5MM   EA         *
     ----------------------------------------------------------------
     136372000   REPONSE 209 HIP SYSTEM 12.0MM   EA         *
     ----------------------------------------------------------------
     136373000   REPONSE 209 HIP SYSTEM 13.5MM   EA         *
     ----------------------------------------------------------------
     136375000   REPONSE 209 HIP SYSTEM 16.5MM   EA         *
     ----------------------------------------------------------------
     136380019   REPONSE 209 STEM 9.0 NARROW     EA         *
     ----------------------------------------------------------------
     136391000   REPONSE 209 STEM 10.5 NARROW    EA         *
     ----------------------------------------------------------------
     136392000   REPONSE 209 STEM 12.05 NARROW   EA         *
     ----------------------------------------------------------------
     136393000   REPONSE 209 STEM 13.5 NARROW    EA         *
     ----------------------------------------------------------------
     136394000   REPONSE 209 STEM 15.0 NARROW    EA         *
     ----------------------------------------------------------------
     136395000   REPONSE 209 STEM 16.5 NARROW    EA         *
     ----------------------------------------------------------------
     136501000   ARTICUL/EZE BALL 26 +4 GR       EA         *
     ----------------------------------------------------------------
     138502000   ARTICUL/EZE  BALL 26 +7 BR      EA         *
     ----------------------------------------------------------------
     136503000   ARTICUL/EZE  BALL 26 +10 BL     EA         *
     ----------------------------------------------------------------
     136511000   ARTICUL /EZE BALL 28 +1.5 GR    EA         *
     ----------------------------------------------------------------

     *  Confidential portions omitted and filed separately with the Commission.

                                    Page 20
________________________________________________________________________________

     COLUMBIA/HCA
     -----------------------------------------------------------------
     DEPUY INC.
     -----------------------------------------------------------------
     January 1996
     -----------------------------------------------------------------

     -----------------------------------------------------------------

     CATALOG
     -----------------------------------------------------------------
     NUMBER         LONG DESCRIPTION                      PUOM    PRICE
     -----------------------------------------------------------------
     136512000      ARTICUL/EZE BALL 28 + 5BR             EA      *
     -----------------------------------------------------------------
     136513000      ARTICUL/EZE BALL 28 + 8.5BL           EA      *
     -----------------------------------------------------------------
     136514000      ARTICUL/EZE BALL 28 + 12 BLK          EA      *
     -----------------------------------------------------------------
     136515000      ARTICUL/EZE BALL 28 + 15.5 WH         EA      *
     -----------------------------------------------------------------
     135521000      ARTICUL/EZE BALL 32 + 1 GR            EA      *
     -----------------------------------------------------------------
     136523000      ARTICUL/EZE BALL 32 + 9 BR            EA      *
     -----------------------------------------------------------------
     136524000      ARTICUL/EZE BALL 32 + 13 BLK          EA      *
     -----------------------------------------------------------------
     136525000      ARTICUL/EZE BALL 32 + 17 WH           EA      *
     -----------------------------------------------------------------
     136529000      ARTICUL/EZE BALL 22.225 + 4 NK        EA      *
     -----------------------------------------------------------------
     136530000      ARTICUL/EZE BALL 22.225 + 7 NK        EA      *
     -----------------------------------------------------------------
     136573000      ARTICUL/EZE CER BALL 28 + 1.5         EA      *
     -----------------------------------------------------------------
     136574000      ARTICUL/EZE CER BALL 28 + 5           EA      *
     -----------------------------------------------------------------
     136576000      ARTICUL/EZE CER BALL 32 + 1           EA      *
     -----------------------------------------------------------------
     136577000      ARTICUL/EZE CER BALL 32 + 5           EA      *
     -----------------------------------------------------------------
     136578000      ARTICUL/EZE CER BALL 32 + 9           EA      *
     -----------------------------------------------------------------
     136906000      HYBRID FEM HIP 16.5/15.0 STD          EA      *
     -----------------------------------------------------------------
     137202000      THE CEMENTED CALCAR 9.0 X 1.5         EA      *
     -----------------------------------------------------------------
     137204000      THE CEMENTED CALCAR 10.5 X 1.5        EA      *
     -----------------------------------------------------------------
     137205000      THE CEMENTED CALCAR 10.5 X 1.5        EA      *
     -----------------------------------------------------------------
     137206000      THE CEMENTED CALCAR 12.0 X 1.5        EA      *
     -----------------------------------------------------------------
     137207000      THE CEMENTED CALCAR 12.0 X 3.0        EA      *
     -----------------------------------------------------------------
     137208000      THE CEMENTED CALCAR 13.5 X 1.5        EA      *
     -----------------------------------------------------------------
     137209000      THE CEMENTED CALCAR 13.5 X 3.0        EA      *
     -----------------------------------------------------------------
     137210000      THE CEMENTED CALCAR 15.0 X 1.5        EA      *
     -----------------------------------------------------------------
     137211000      THE CEMENTED CALCAR 15.0 X 3.0        EA      *
     -----------------------------------------------------------------
     137212000      THE CEMENTED CALCAR 16.5 X 1.5        EA      *
     -----------------------------------------------------------------
     137213000      THE CEMENTED CALCAR 16.5 X 3.0        EA      *
     -----------------------------------------------------------------
     137403000      GEMINI STEM II SIZE 1                 EA      *
     -----------------------------------------------------------------
     137404000      GEMINI STEM II SIZE 2                 EA      *
     -----------------------------------------------------------------
     137405000      GEMINI STEM II SIZE 3                 EA      *
     -----------------------------------------------------------------
     137406000      GEMINI STEM II SIZE 4                 EA      *
     -----------------------------------------------------------------
     137407000      GEMINI STEM II SIZE 5                 EA      *
     -----------------------------------------------------------------
     137408000      GEMINI STEM II SIZE 6                 EA      *
     -----------------------------------------------------------------
     137409000      GEMINI STEM II SIZE 7                 EA      *
     -----------------------------------------------------------------
     137410000      GEMINI STEM II SIZE 8                 EA      *
     -----------------------------------------------------------------
     137411000      GEMINI STEM II SIZE 00                EA      *
     -----------------------------------------------------------------
     137412000      GEMINI STEM I SIZE 0                  EA      *
     -----------------------------------------------------------------
     137413000      GEMINI STEM I SIZE 1                  EA      *
     -----------------------------------------------------------------
     137414000      GEMINI STEM I SIZE 2                  EA      *
     -----------------------------------------------------------------
     137415000      GEMINI STEM I SIZE 3                  EA      *
     -----------------------------------------------------------------
     137416000      GEMINI STEM I SIZE 4                  EA      *
     -----------------------------------------------------------------
     137417000      GEMINI STEM I SIZE 5                  EA      *
     -----------------------------------------------------------------

     *  Confidential portions omitted and listed separately with the Commission.

                                    Page 21
________________________________________________________________________________

     COLUMBIA/HCA
     -----------------------------------------------------------------

     -----------------------------------------------------------------
     DEPUY INC.
     -----------------------------------------------------------------
     January 1996
     -----------------------------------------------------------------

     -----------------------------------------------------------------

     -----------------------------------------------------------------

     CATALOG
     -----------------------------------------------------------------
     NUMBER      LONG DESCRIPTION                PUOM       PRICE
     -----------------------------------------------------------------
     137418000   GEMINI STEM 1 SIZE 6            EA         *
     -----------------------------------------------------------------
     137620000   CEMENTRALIZER 11.0              EA         *
     -----------------------------------------------------------------
     137621000   CEMENTRALIZER 12.0              EA         *
     -----------------------------------------------------------------
     137622000   CEMENTRALIZER 13.0              EA         *
     -----------------------------------------------------------------
     137623000   CEMENTRALIZER 13.5              EA         *
     -----------------------------------------------------------------
     137624000   CEMENTRALIZER 14.5              EA         *
     -----------------------------------------------------------------
     137625000   CEMENTRALIZER 15.5              EA         *
     -----------------------------------------------------------------
     137626000   CEMENTRALIZER 16.0              EA         *
     -----------------------------------------------------------------
     137627000   CEMENTRALIZER 17.0              EA         *
     -----------------------------------------------------------------
     137628000   CEMENTRALIZER 16.5              EA         *
     -----------------------------------------------------------------
     137629000   CEMENTRALIZER 18.0              EA         *
     -----------------------------------------------------------------
     137630000   CEMENTRALIZER 19.0              EA         *
     -----------------------------------------------------------------
     137635000   CEMENTRALIZER 12.5              EA         *
     -----------------------------------------------------------------
     137636000   CEMENTRALIZER 14.0              EA         *
     -----------------------------------------------------------------
     137637000   CEMENTRALIZER 15.0              EA         *
     -----------------------------------------------------------------
     137638000   CEMENTRALIZER 10.5              EA         *
     -----------------------------------------------------------------
     137640000   CEMENTRALIZER 11.5              EA         *
     -----------------------------------------------------------------
     137641000   CEMENTRALIZER 17.5              EA         *
     -----------------------------------------------------------------
     138103109   STATURE HIP W/PC SZ1 9.0MM LT   EA         *
     -----------------------------------------------------------------
     138103210   STATURE HIP W/PC SZ2 10.OMM LT  EA         *
     -----------------------------------------------------------------
     138103311   STATURE HIP W/PC SZ3 11.OMM LT  EA         *
     -----------------------------------------------------------------
     138103412   STATURE HIP W/PC SZ4 12.0MM LT  EA         *
     -----------------------------------------------------------------
     138103513   STATURE HIP W/PC SZ5 13.0MM LT  EA         *
     -----------------------------------------------------------------
     138103614   STATURE HIP W/PC SZ6 14.0MM LT  EA         *
     -----------------------------------------------------------------
     138103715   STATURE HIP W/PC SZ7 15.0MM LT  EA         *
     -----------------------------------------------------------------
     138103816   STATURE HIP W/PC SZ8 16.0MM LT  EA         *
     -----------------------------------------------------------------
     138103917   STATURE HIP W/PC SZ9 17.0MM LT  EA         *
     -----------------------------------------------------------------
     138104109   STATURE HIP W/PC SZ1 9.0MM RT   EA         *
     -----------------------------------------------------------------
     138104210   STATURE HIP W/PC SZ2 10.0MM RT  EA         *
     -----------------------------------------------------------------
     138104311   STATURE HIP W/PC SZ3 11.0MM RT  EA         *
     -----------------------------------------------------------------
     138104412   STATURE HIP W/PC SZ4 12.0MM RT  EA         *
     -----------------------------------------------------------------
     138104513   STATURE HIP W/PC SZ5 13.0MM RT  EA         *
     -----------------------------------------------------------------
     138104614   STATURE HIP W/PC SZ6 14.0MM RT  EA         *
     -----------------------------------------------------------------
     138104715   STATURE HIP W/PC SZ7 15.0MM RT  EA         *
     -----------------------------------------------------------------
     138104816   STATURE HIP W/PC SZ8 16.0MM RT  EA         *
     -----------------------------------------------------------------
     138104917   STATURE HIP W/PC SZ9 17.0MM RT  EA         *
     -----------------------------------------------------------------
     148531000   AMK STD INS HYLAMER M SZ1 10MM  EA         *
     -----------------------------------------------------------------
     148531025   AMK STD INS HYLAMER M SZ1 10MM  EA         *
     -----------------------------------------------------------------
     148532000   AMK STD INS HYLAMER M SZ1 12MM  EA         *
     -----------------------------------------------------------------
     148532025   AMK STD INS HYLAMER M SZ1 12MM  EA         *
     -----------------------------------------------------------------
     148533000   AMK STD INS HYLAMER M SZ1 14MM  EA         *
     -----------------------------------------------------------------
     148533025   AMK STD INS HYLAMER M SZ1 14MM  EA         *
     -----------------------------------------------------------------
     148534000   AMK STD INS HYLAMER M SZ1 18MM  EA         *
     -----------------------------------------------------------------

     *  Confidential portions omitted and filed seperately with the Commission.

                                    Page 22
_______________________________________________________________________________

--------------------------------------------------------------------------------
COLUMBIA/HCA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEPUY INC.
--------------------------------------------------------------------------------
January 1996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CATALOG
--------------------------------------------------------------------------------
NUMBER         LONG DESCRIPTION                            PUOM  PRICE
--------------------------------------------------------------------------------
148534025      AMK STD INS HYLAMER M SZ1 18MM              EA      *
--------------------------------------------------------------------------------
148535000      AMK STD INS HYLAMER M SZ1 16MM              EA      *
--------------------------------------------------------------------------------
148535025      AMK STD INS HYLAMER M SZ1 16MM              EA      *
--------------------------------------------------------------------------------
148541000      AMK STD INS HYLAMER M SZ2 10MM              EA      *
--------------------------------------------------------------------------------
148541025      AMK STD INS HYLAMER M SZ2 10MM              EA      *
--------------------------------------------------------------------------------
148542000      AMK STD INS HYLAMER M SZ2 12MM              EA      *
--------------------------------------------------------------------------------
148542025      AMK STD INS HYLAMER M SZ2 12MM              EA      *
--------------------------------------------------------------------------------
148543000      AMK STD INS HYLAMER M SZ2 14MM              EA      *
--------------------------------------------------------------------------------
148543025      AMK STD INS HYLAMER M SZ2 14MM              EA      *
--------------------------------------------------------------------------------
148544000      AMK STD INS HYLAMER M SZ2 18MM              EA      *
--------------------------------------------------------------------------------
148544025      AMK STD INS HYLAMER M SZ2 18MM              EA      *
--------------------------------------------------------------------------------
148545000      AMK STD INS HYLAMER M SZ2 16MM              EA      *
--------------------------------------------------------------------------------
148545025      AMK STD INS HYLAMER M SZ2 16MM              EA      *
--------------------------------------------------------------------------------
148551000      AMK STD INS HYLAMER M SZ3 10MM              EA      *
--------------------------------------------------------------------------------
148551025      AMK STD INS HYLAMER M SZ3 10MM              EA      *
--------------------------------------------------------------------------------
148552000      AMK STD INS HYLAMER M SZ3 12MM              EA      *
--------------------------------------------------------------------------------
148552025      AMK STD INS HYLAMER M SZ3 12MM              EA      *
--------------------------------------------------------------------------------
148553000      AMK STD INS HYLAMER M SZ3 14MM              EA      *
--------------------------------------------------------------------------------
148553025      AMK STD INS HYLAMER M SZ3 14MM              EA      *
--------------------------------------------------------------------------------
148554000      AMK STD INS HYLAMER M SZ3 18MM              EA      *
--------------------------------------------------------------------------------
148554025      AMK STD INS HYLAMER M SZ3 18MM              EA      *
--------------------------------------------------------------------------------
148555000      AMK STD INS HYLAMER M SZ3 16MM              EA      *
--------------------------------------------------------------------------------
148555025      AMK STD INS HYLAMER M SZ3 16MM              EA      *
--------------------------------------------------------------------------------
148561000      AMK STD INS HYLAMER M SZ4 10MM              EA      *
--------------------------------------------------------------------------------
148561025      AMK STD INS HYLAMER M SZ4 10MM              EA      *
--------------------------------------------------------------------------------
148562000      AMK STD INS HYLAMER M SZ4 12MM              EA      *
--------------------------------------------------------------------------------
148562025      AMK STD INS HYLAMER M SZ4 12MM              EA      *
--------------------------------------------------------------------------------
148563000      AMK STD INS HYLAMER M SZ4 14MM              EA      *
--------------------------------------------------------------------------------
148563025      AMK STD INS HYLAMER M SZ4 14MM              EA      *
--------------------------------------------------------------------------------
148564000      AMK STD INS HYLAMER M SZ4 18MM              EA      *
--------------------------------------------------------------------------------
148564025      AMK STD INS HYLAMER M SZ4 18MM              EA      *
--------------------------------------------------------------------------------
148565000      AMK STD INS HYLAMER M SZ4 16MM              EA      *
--------------------------------------------------------------------------------
148565025      AMK STD INS HYLAMER M SZ4 16MM              EA      *
--------------------------------------------------------------------------------
148570000      AMK STD INS W/HYLAMER SZ5 8MM               EA      *
--------------------------------------------------------------------------------
148571000      AMK STD INS HYLAMER M SZ5 10MM              EA      *
--------------------------------------------------------------------------------
148571025      AMK STD INS HYLAMER M SZ5 10MM              EA      *
--------------------------------------------------------------------------------
148572000      AMK STD INS HYLAMER M SZ5 12MM              EA      *
--------------------------------------------------------------------------------
148572025      AMK STD INS HYLAMER M SZ5 12MM              EA      *
--------------------------------------------------------------------------------
148573000      AMK STD INS HYLAMER M SZ5 14MM              EA      *
--------------------------------------------------------------------------------
148573025      AMK STD INS HYLAMER M SZ5 14MM              EA      *
--------------------------------------------------------------------------------
148574000      AMK STD INS HYLAMER M SZ5 18MM              EA      *
--------------------------------------------------------------------------------
148574025      AMK STD INS HYLAMER M SZ5 18MM              EA      *
--------------------------------------------------------------------------------
148575000      AMK STD INS HYLAMER M SZ5 16MM              EA      *
--------------------------------------------------------------------------------
*Confidential portions omitted and filed seperately with the commission.

     COLUMBIA/HCA
     ----------------------------------------------------------------

     ----------------------------------------------------------------
     DEPUY INC.
     ----------------------------------------------------------------
     January 1996
     ----------------------------------------------------------------

     ----------------------------------------------------------------

     ----------------------------------------------------------------

     CATALOG
     ----------------------------------------------------------------
     NUMBER      LONG DESCRIPTION                PUOM       PRICE
     ----------------------------------------------------------------
     148631000   AMK P/S INSERT SIZE 1 10MM      EA         *
     ----------------------------------------------------------------
     148631025   AMK P/S INSERT SIZE 1 10MM      EA         *
     ----------------------------------------------------------------
     148632000   AMK P/S INSERT SIZE 1 12MM      EA         *
     ----------------------------------------------------------------
     148632025   AMK P/S INSERT SIZE 1 12MM      EA         *
     ----------------------------------------------------------------
     148633000   AMK P/S INSERT SIZE 1 14MM      EA         *
     ----------------------------------------------------------------
     148633025   AMK P/S INSERT SIZE 1 14MM      EA         *
     ----------------------------------------------------------------
     148634000   AMK P/S INSERT SIZE 1 16MM      EA         *
     ----------------------------------------------------------------
     148634025   AMK P/S INSERT SIZE 1 16MM      EA         *
     ----------------------------------------------------------------
     148635000   AMK P/S INSERT SIZE 1 18MM      EA         *
     ----------------------------------------------------------------
     148635025   AMK P/S INSERT SIZE 1 18MM      EA         *
     ----------------------------------------------------------------
     148636000   AMK P/S INSERT SIZE 1 20MM      EA         *
     ----------------------------------------------------------------
     148636025   AMK P/S INSERT SIZE 1 20MM      EA         *
     ----------------------------------------------------------------
     148637000   AMK P/S INSERT SIZE 1 22MM      EA         *
     ----------------------------------------------------------------
     148638000   AMK P/S INSERT SIZE 1 24MM      EA         *
     ----------------------------------------------------------------
     148639000   AMK P/S INSERT SIZE 1 26MM      EA         *
     ----------------------------------------------------------------
     148641000   AMK P/S INSERT SIZE 2 10MM      EA         *
     ----------------------------------------------------------------
     148641025   AMK P/S INSERT SIZE 2 10MM      EA         *
     ----------------------------------------------------------------
     148642000   AMK P/S INSERT SIZE 2 12MM      EA         *
     ----------------------------------------------------------------
     148642025   AMK P/S INSERT SIZE 2 12MM      EA         *
     ----------------------------------------------------------------
     148643000   AMK P/S INSERT SIZE 2 14MM      EA         *
     ----------------------------------------------------------------
     148643025   AMK P/S INSERT SIZE 2 14MM      EA         *
     ----------------------------------------------------------------
     148644000   AMK P/S INSERT SIZE 2 16MM      EA         *
     ----------------------------------------------------------------
     148644025   AMK P/S INSERT SIZE 2 16MM      EA         *
     ----------------------------------------------------------------
     148645000   AMK P/S INSERT SIZE 2 18MM      EA         *
     ----------------------------------------------------------------
     148645025   AMK P/S INSERT SIZE 2 18MM      EA         *
     ----------------------------------------------------------------
     148646000   AMK P/S INSERT SIZE 2 20MM      EA         *
     ----------------------------------------------------------------
     148646025   AMK P/S INSERT SIZE 2 20MM      EA         *
     ----------------------------------------------------------------
     148647000   AMK P/S INSERT SIZE 2 22MM      EA         *
     ----------------------------------------------------------------
     148647025   AMK P/S INSERT SIZE 2 22MM      EA         *
     ----------------------------------------------------------------
     148648000   AMK P/S INSERT SIZE 2 24MM      EA         *
     ----------------------------------------------------------------
     148648025   AMK P/S INSERT SIZE 2 24MM      EA         *
     ----------------------------------------------------------------
     148649000   AMK P/S INSERT SIZE 2 26MM      EA         *
     ----------------------------------------------------------------
     148649025   AMK P/S INSERT SIZE 2 26MM      EA         *
     ----------------------------------------------------------------
     148651000   AMK P/S INSERT SIZE 3 10MM      EA         *
     ----------------------------------------------------------------
     148651025   AMK P/S INSERT SIZE 3 10MM      EA         *
     ----------------------------------------------------------------
     148652000   AMK P/S INSERT SIZE 3 12MM      EA         *
     ----------------------------------------------------------------
     148652025   AMK P/S INSERT SIZE 3 12MM      EA         *
     ----------------------------------------------------------------
     148653000   AMK P/S INSERT SIZE 3 14MM      EA         *
     ----------------------------------------------------------------
     148653025   AMK P/S INSERT SIZE 3 14MM      EA         *
     ----------------------------------------------------------------
     148654000   AMK P/S INSERT SIZE 3 16MM      EA         *
     ----------------------------------------------------------------
     148654025   AMK P/S INSERT SIZE 3 16MM      EA         *
     ----------------------------------------------------------------
     148655000   AMK P/S INSERT SIZE 3 18MM      EA         *
     ----------------------------------------------------------------
     148655025   AMK P/S INSERT SIZE 3 18MM      EA         *
     ----------------------------------------------------------------

     * Confidential portions omitted and filed seperately with the Commission.

                                    Page 24
________________________________________________________________________________

     ----------------------------------------------------------------
     COLUMBIA/HCA
     ----------------------------------------------------------------

     ----------------------------------------------------------------
     DEPUY INC.
     ----------------------------------------------------------------
     January 1996
     ----------------------------------------------------------------

     ----------------------------------------------------------------

     ----------------------------------------------------------------

     CATALOG
     ----------------------------------------------------------------
     NUMBER      LONG DESCRIPTION                PUOM       PRICE
     ----------------------------------------------------------------
     148656000   AMK P/S INSERT SIZE 3 20MM      EA         *
     ----------------------------------------------------------------
     148657000   AMK P/S INSERT SIZE 3 22MM      EA         *
     ----------------------------------------------------------------
     148657025   AMK P/S INSERT SIZE 3 22MM      EA         *
     ----------------------------------------------------------------
     148658000   AMK P/S INSERT SIZE 3 24MM      EA         *
     ----------------------------------------------------------------
     148659000   AMK P/S INSERT SIZE 3 26MM      EA         *
     ----------------------------------------------------------------
     148661000   AMK P/S INSERT SIZE 4 10MM      EA         *
     ----------------------------------------------------------------
     148661025   AMK P/S INSERT SIZE 4 10MM      EA         *
     ----------------------------------------------------------------
     148662000   AMK P/S INSERT SIZE 4 12MM      EA         *
     ----------------------------------------------------------------
     148662025   AMK P/S INSERT SIZE 4 12MM      EA         *
     ----------------------------------------------------------------
     148663000   AMK P/S INSERT SIZE 4 14MM      EA         *
     ----------------------------------------------------------------
     148663025   AMK P/S INSERT SIZE 4 14MM      EA         *
     ----------------------------------------------------------------
     148664000   AMK P/S INSERT SIZE 4 16MM      EA         *
     ----------------------------------------------------------------
     148664025   AMK P/S INSERT SIZE 4 16MM      EA         *
     ----------------------------------------------------------------
     148665000   AMK P/S INSERT SIZE 4 18MM      EA         *
     ----------------------------------------------------------------
     148665025   AMK P/S INSERT SIZE 4 18MM      EA         *
     ----------------------------------------------------------------
     148666000   AMK P/S INSERT SIZE 4 20MM      EA         *
     ----------------------------------------------------------------
     148667000   AMK P/S INSERT SIZE 4 22MM      EA         *
     ----------------------------------------------------------------
     148668000   AMK P/S INSERT SIZE 4 24MM      EA         *
     ----------------------------------------------------------------
     148669000   AMK P/S INSERT SIZE 4 26MM      EA         *
     ----------------------------------------------------------------
     148671000   AMK P/S INSERT SIZE 5 10MM      EA         *
     ----------------------------------------------------------------
     148671025   AMK P/S INSERT SIZE 5 10MM      EA         *
     ----------------------------------------------------------------
     148672000   AMK P/S INSERT SIZE 5 12MM      EA         *
     ----------------------------------------------------------------
     148672025   AMK P/S INSERT SIZE 5 12MM      EA         *
     ----------------------------------------------------------------
     148673000   AMK P/S INSERT SIZE 5 14MM      EA         *
     ----------------------------------------------------------------
     148673025   AMK P/S INSERT SIZE 5 14MM      EA         *
     ----------------------------------------------------------------
     148674000   AMK P/S INSERT SIZE 5 16MM      EA         *
     ----------------------------------------------------------------
     148674025   AMK P/S INSERT SIZE 5 16MM      EA         *
     ----------------------------------------------------------------
     148675000   AMK P/S INSERT SIZE 5 18MM      EA         *
     ----------------------------------------------------------------
     148675025   AMK P/S INSERT SIZE 5 18MM      EA         *
     ----------------------------------------------------------------
     148676000   AMK P/S INSERT SIZE 5 20MM      EA         *
     ----------------------------------------------------------------
     148677000   AMK P/S INSERT SIZE 5 22MM      EA         *
     ----------------------------------------------------------------
     148678000   AMK P/S INSERT SIZE 5 24MM      EA         *
     ----------------------------------------------------------------
     148679000   AMK P/S INSERT SIZE 5 26MM      EA         *
     ----------------------------------------------------------------
     148680000   AMK P/S POST 8MM                EA         *
     ----------------------------------------------------------------
     148681000   AMK P/S POST 10MM               EA         *
     ----------------------------------------------------------------
     148682000   AMK P/S POST 12MM               EA         *
     ----------------------------------------------------------------
     148683000   AMK P/S POST 14MM               EA         *
     ----------------------------------------------------------------
     148684000   AMK P/S POST 16MM               EA         *
     ----------------------------------------------------------------
     148685000   AMK P/S POST 18MM               EA         *
     ----------------------------------------------------------------
     148686000   AMK P/S POST 20MM               EA         *
     ----------------------------------------------------------------
     148687000   AMK P/S POST 22MM               EA         *
     ----------------------------------------------------------------
     148688000   AMK P/S POST 24MM               EA         *
     ----------------------------------------------------------------
     148689000   AMK P/S POST 26MM               EA         *
     ----------------------------------------------------------------

     *  Confidential portions omitted and file separately with the Commission.

                                    Page 25
________________________________________________________________________________

     COLUMBIA/HCA
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
     DEPUY INC.
     ----------------------------------------------------------------------
     January 1996
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     CATALOG
     ----------------------------------------------------------------
     NUMBER     LONG DESCRIPTION                    PUOM        PRICE
     ----------------------------------------------------------------
     148690000  AMK R/S POST 28MM                   EA          *
     ----------------------------------------------------------------
     148695000  AMK P/S INSERT SIZE 1 28MM          EA          *
     ----------------------------------------------------------------
     148696000  AMK P/S INSERT SIZE 2 28MM          EA          *
     ----------------------------------------------------------------
     148697000  AMK P/S INSERT SIZE 3 28MM          EA          *
     ----------------------------------------------------------------
     148698000  AMK P/S INSERT SIZE 4 28MM          EA          *
     ----------------------------------------------------------------
     148699000  AMK P/S INSERT SIZE 5 28MM          EA          *
     ----------------------------------------------------------------
     148801000  AMK FEM SIZE 1 RT                   EA          *
     ----------------------------------------------------------------
     148802000  AMK FEM SIZE 1 LT                   EA          *
     ----------------------------------------------------------------
     148803000  AMK FEM SIZE 2 RT                   EA          *
     ----------------------------------------------------------------
     148804000  AMK FEM SIZE 2 LT                   EA          *
     ----------------------------------------------------------------
     148805000  AMK FEM SIZE 3 RT                   EA          *
     ----------------------------------------------------------------
     148806000  AMK FEM SIZE 3 LT                   EA          *
     ----------------------------------------------------------------
     148807000  AMK FEM SIZE 4 RT                   EA          *
     ----------------------------------------------------------------
     148808000  AMK FEM SIZE 4 LT                   EA          *
     ----------------------------------------------------------------
     148809000  AMK FEM SIZE 5 RT                   EA          *
     ----------------------------------------------------------------
     148810000  AMK FEM SIZE 5 RT                   EA          *
     ----------------------------------------------------------------
     148817000  AMK PATELLA 8.5 X 34MM              EA          *
     ----------------------------------------------------------------
     148818000  AMK PATELLA 9.5 . 38MM              EA          *
     ----------------------------------------------------------------
     148819000  AMK POLY PATELLA 7.5 X 30MM         EA          *
     ----------------------------------------------------------------
     148819025  AMK POLY PATELLA 7.5 X 30MM         EA          *
     ----------------------------------------------------------------
     148820000  AMK TIB TRAY SIZE 1+                EA          *
     ----------------------------------------------------------------
     148821000  AMK TIB TRAY SIZE 2                 EA          *
     ----------------------------------------------------------------
     148822000  AMK TIB TRAY SIZE 2+                EA          *
     ----------------------------------------------------------------
     148823000  AMK TIB TRAY SIZE 3                 EA          *
     ----------------------------------------------------------------
     148824000  AMK TIB TRAY SIZE 3+                EA          *
     ----------------------------------------------------------------
     148825000  AMK TIB TRAY SIZE 4                 EA          *
     ----------------------------------------------------------------
     148826000  AMK TIB TRAY SIZE 4+                EA          *
     ----------------------------------------------------------------
     148827000  AMK TIB TRAY SIZE 5                 EA          *
     ----------------------------------------------------------------
     148828000  AMK TIB TRAY SIZE 5+                EA          *
     ----------------------------------------------------------------
     148829000  AMK POLY PATELLA 10.0 X 40MM        EA          *
     ----------------------------------------------------------------
     148829025  AMK POLY PATELLA 10.0 X 40MM        EA          *
     ----------------------------------------------------------------
     148831000  AMK TIB INS SIZE 1 10MM             EA          *
     ----------------------------------------------------------------
     148831025  AMK TIB INS SIZE 1 10MM             EA          *
     ----------------------------------------------------------------
     148832000  AMK TIB INS SIZE 1 12MM             EA          *
     ----------------------------------------------------------------
     148832025  AMK TIB INS SIZE 1 12MM             EA          *
     ----------------------------------------------------------------
     148833000  AMK TIB INS SIZE 1 14MM             EA          *
     ----------------------------------------------------------------
     148833025  AMK TIB INS SIZE 1 14MM             EA          *
     ----------------------------------------------------------------
     148834000  AMK TIB INS SIZE 1 18MM             EA          *
     ----------------------------------------------------------------
     148834025  AMK TIB INS SIZE 1 18MM             EA          *
     ----------------------------------------------------------------
     148835000  AMK TIB INS SIZE 1 16MM             EA          *
     ----------------------------------------------------------------
     148835025  AMK TIB INS SIZE 1 16MM             EA          *
     ----------------------------------------------------------------
     148841000  AMK TIB INS SIZE 2 10MM             EA          *
     ----------------------------------------------------------------
     148841025  AMK TIB INS SIZE 2 10MM             EA          *
     ----------------------------------------------------------------

     * Confidential portions omitted and filed seperately with the Commission.


                                    Page 26
_______________________________________________________________________________

----------------------------------------------------------------------
COLUMBIA/HCA
----------------------------------------------------------------------
DEPUY INC.
----------------------------------------------------------------------
January 1996
----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------
CATALOG
----------------------------------------------------------------------

NUMBER         LONG DESCRIPTION                PUOM           PRICE
----------------------------------------------------------------------
148842000      AMK TIB INS SIZE 2 12MM          EA             *
----------------------------------------------------------------------
148842025      AMK TIB INS SIZE 2 12MM          EA             *
----------------------------------------------------------------------
148843000      AMK TIB INS SIZE 2 14MM          EA             *
----------------------------------------------------------------------
148843025      AMK TIB INS SIZE 2 14MM          EA             *
----------------------------------------------------------------------
148844000      AMK TIB IND SIZE 2 18MM          EA             *
----------------------------------------------------------------------
148844025      AMK TIB INS SIZE 2 18MM          EA             *
----------------------------------------------------------------------
148845000      AMK TIB INS SIZE 2 16MM          EA             *
----------------------------------------------------------------------
148845025      AMK TIB INS SIZE 1 16MM          EA             *
----------------------------------------------------------------------
148851000      AMK TIB INS SIZE 3 10MM          EA             *
----------------------------------------------------------------------
148851025      AMK TIB INS SIZE 3 10MM          EA             *
----------------------------------------------------------------------
148852000      AMK TIB INS SIZE 3 12MM          EA             *
----------------------------------------------------------------------
148852025      AMK TIB INS SIZE 3 12MM          EA             *
----------------------------------------------------------------------
148853000      AMK TIB INS SIZE 3 14MM          EA             *
----------------------------------------------------------------------
148853025      AMK TIB INS SIZE 3 14MM          EA             *
----------------------------------------------------------------------
148854000      AMK TIB INS SIZE 3 18MM          EA             *
----------------------------------------------------------------------
148854025      AMK TIB INS SIZE 3 18MM          EA             *
----------------------------------------------------------------------
148855000      AMK TIB INS SIZE 3 18MM          EA             *
----------------------------------------------------------------------
148855025      AMK TIB INS SIZE 5 16MM          EA             *
----------------------------------------------------------------------
148861000      AMK TIB INS SIZE 4 10MM          EA             *
----------------------------------------------------------------------
148881025      AMK TIB INS SIZE 4 10MM          EA             *
----------------------------------------------------------------------
148882000      AMK TIB INS SIZE 4 12MM          EA             *
----------------------------------------------------------------------
148863025      AMK TIB INS SIZE 4 12MM          EA             *
----------------------------------------------------------------------
148869000      AMK PATELLA 7.5 X 38MM           EA             *
----------------------------------------------------------------------
148863025      AMK TIB INS SIZE 4 14MM          EA             *
----------------------------------------------------------------------
148864000      AMK TIB INS SIZE 4 18MM          EA             *
----------------------------------------------------------------------
148864025      AMK TIB INS SIZE 4 18MM          EA             *
----------------------------------------------------------------------
148865000      AMK TIB INS SIZE 4 16MM          EA             *
----------------------------------------------------------------------
148865025      AMK TIB INS SIZE 5 16MM          EA             *
----------------------------------------------------------------------
148871000      AMK TIB INS SIZE 5 10MM          EA             *
----------------------------------------------------------------------
148871025      AMK TIB INS SIZE 5 10MM          EA             *
----------------------------------------------------------------------
148872000      AMK TIB INS SIZE 5 12MM          EA             *
----------------------------------------------------------------------
148872025      AMK TIB INS SIZE 5 12MM          EA             *
----------------------------------------------------------------------
148873000      AMK TIB INS SIZE 5 14MM          EA             *
----------------------------------------------------------------------
148873025      AMK TIB INS SIZE 5 14MM          EA             *
----------------------------------------------------------------------
148874000      AMK TIB INS SIZE 5 18MM          EA             *
----------------------------------------------------------------------
148875025      AMK TIB INS SIZE 5 18MM          EA             *
----------------------------------------------------------------------
148881000      AMK POLY PATELLA 8.5 X 34MM      EA             *
----------------------------------------------------------------------
148881025      AMK POLY PATELLA 8.5 34MM        EA             *
----------------------------------------------------------------------
148883000      AMK POLY PATELLA 9.5 X 38MM      EA             *
----------------------------------------------------------------------
148883025      AMK POLY PATELLA 9.5 X 38MM      EA             *
----------------------------------------------------------------------
148889000      AMK PATELLA 7.5 X 30MM           EA             *
----------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

     -----------------------------------------------------------------
     COLUMBIA/HCA
     -----------------------------------------------------------------

     -----------------------------------------------------------------
     DEPUY INC.
     -----------------------------------------------------------------
     January 1996
     -----------------------------------------------------------------

     -----------------------------------------------------------------

     -----------------------------------------------------------------

     CATALOG
     -----------------------------------------------------------------
     NUMBER      LONG DESCRIPTION                PUOM      PRICE
     -----------------------------------------------------------------
     148890500   AMK UNIVERSAL STEM 10MMX50MM    EA        *
     -----------------------------------------------------------------
     148891000   AMK UNIVERSAL STEM 10 X 70MM    EA        *
     -----------------------------------------------------------------
     148892500   AMK UNIVERSAL STEM 10MMX70MM    EA        *
     -----------------------------------------------------------------
     148893000   AMK UNIVERSAL STEM 14 X 70MM    EA        *
     -----------------------------------------------------------------
     148894000   AMK UNIVERSAL STEM 10 X 110MM   EA        *
     -----------------------------------------------------------------
     148895000   AMK UNIVERSAL STEM 14 X 110MM   EA        *
     -----------------------------------------------------------------
     148896000   AMK UNIVERSAL STEM 10 X 50MM    EA        *
     -----------------------------------------------------------------
     148897000   AMK PATELLA 10 X 40MM           EA        *
     -----------------------------------------------------------------
     148899000   AMK REVISION TIBIA PIN          EA        *
     -----------------------------------------------------------------
     148901000   AMK UNIV FEMORAL SIZE 1         EA        *
     -----------------------------------------------------------------
     148902000   AMK UNIV FEMORAL SIZE 2         EA        *
     -----------------------------------------------------------------
     148903000   AMK UNIV FEMORAL SIZE 3         EA        *
     -----------------------------------------------------------------
     148904000   AMK UNIV FEMORAL SIZE 4         EA        *
     -----------------------------------------------------------------
     148905000   AMK UNIV FEMORAL SIZE 5         EA        *
     -----------------------------------------------------------------
     148913000   AMK FEMORAL SIZE 2+ RT          EA        *
     -----------------------------------------------------------------
     148914000   AMK FEMORAL SIZE 2+ LT          EA        *
     -----------------------------------------------------------------
     148915000   AMK FEMORAL SIZE 3+ RT          EA        *
     -----------------------------------------------------------------
     148916000   AMK FEMORAL SIZE 3+ LT          EA        *
     -----------------------------------------------------------------
     148931000   AMK ALL POLY TIB SZ 1/2 10MM    EA        *
     -----------------------------------------------------------------
     148932000   AMK ALL POLY TIB SZ 1/2 12MM    EA        *
     -----------------------------------------------------------------
     148933000   AMK ALL POLY TIB SZ 1/2 14MM    EA        *
     -----------------------------------------------------------------
     148934000   AMK ALL POLY TIB SZ 1/2 16MM    EA        *
     -----------------------------------------------------------------
     148941000   AMK ALL POLY TIB SZ 2/3 10MM    EA        *
     -----------------------------------------------------------------
     148941025   AMK ALL POLY TIB SZ 2/3 10MM    EA        *
     -----------------------------------------------------------------
     148942000   AMK ALL POLY TIB SZ 2/3 12MM    EA        *
     -----------------------------------------------------------------
     148942025   AMK ALL POLY TIB SZ 2/3 12MM    EA        *
     -----------------------------------------------------------------
     148943000   AMK ALL POLY TIB SZ 2/3 14MM    EA        *
     -----------------------------------------------------------------
     148944000   AMK ALL POLY TIB SZ 2/3 16MM    EA        *
     -----------------------------------------------------------------
     148951000   AMK ALL POLY TIB SZ 3/4 10MM    EA        *
     -----------------------------------------------------------------
     148951025   AMK ALL POLY TIB SZ 3/4 10MM    EA        *
     -----------------------------------------------------------------
     148952000   AMK ALL POLY TIB SZ 3/4 12MM    EA        *
     -----------------------------------------------------------------
     148953000   AMK ALL POLY TIB SZ 3/4 14MM    EA        *
     -----------------------------------------------------------------
     148953025   AMK ALL POLY TIB SZ 3/4 14MM    EA        *
     -----------------------------------------------------------------
     148954000   AMK ALL POLY TIB SZ 3/4 16MM    EA        *
     -----------------------------------------------------------------
     148961000   AMK ALL POLY TIB SZ 4/5 10MM    EA        *
     -----------------------------------------------------------------
     148962000   AMK ALL POLY TIB SZ 4/5 12MM    EA        *
     -----------------------------------------------------------------
     148963000   AMK ALL POLY TIB SZ 4/5 14MM    EA        *
     -----------------------------------------------------------------
     148964000   AMK ALL POLY TIB SZ 4/5 16MM    EA        *
     -----------------------------------------------------------------
     149630501   LCS POL PCR TIM 20.0MM 3/STD    EA        *
     -----------------------------------------------------------------
     149659501   LCS POL PCR TIM 17.5MM 6/LG+    EA        *
     -----------------------------------------------------------------
     149761000   LCS ALL POLY FXD PAT SZ1 SM     EA        *
     -----------------------------------------------------------------
     149762000   LCS ALL POLY FXD PAT SZ2 SM+    EA        *
     -----------------------------------------------------------------
     149763000   LCS ALL POLY FXD PAT SZ3 STD    EA        *
     -----------------------------------------------------------------

     *  Confidential portions omitted and filed separately with the Commission.

                                    Page 28
________________________________________________________________________________

     COLUMBIA/HCA
     -----------------------------------------------------------------

     -----------------------------------------------------------------
     DEPUY INC.
     -----------------------------------------------------------------
     January 1996
     -----------------------------------------------------------------

     -----------------------------------------------------------------

     -----------------------------------------------------------------

     CATALOG
     -----------------------------------------------------------------
     NUMBER         LONG DESCRIPTION                    PUOM  PRICE
     -----------------------------------------------------------------
     149764000      LCS ALL POLY FXD PAT SZ4 STD+       EA    *
     -----------------------------------------------------------------
     149765000      LCS ALL POLY FXD PAT SZ5  LG        EA    *
     -----------------------------------------------------------------
     149766000      LCS ALL POLY FXD PAT SZ6  LG4       EA    *
     -----------------------------------------------------------------
     152012000      PRODIGY SM STAT SHT LT 10.5MM       EA    *
     -----------------------------------------------------------------
     152013000      PRODIGY SM STAT SHT LT 10.5MM       EA    *
     -----------------------------------------------------------------
     152016000      PRODIGY SM STAT SHT LT 12.0MM       EA    *
     -----------------------------------------------------------------
     152017000      PRODIGY SM STAT SHT RT 12.0MM       EA    *
     -----------------------------------------------------------------
     152020000      PRODIGY SM STAT LNG LT 13.5MM       EA    *
     -----------------------------------------------------------------
     152021000      PRODIGY SM STAT LNG RT 13.5MM       EA    *
     -----------------------------------------------------------------
     152024000      PRODIGY SM STAT LNG LT 15.0MM       EA    *
     -----------------------------------------------------------------
     152025000      PRODIGY SM STAT LNG RT 15.0MM       EA    *
     -----------------------------------------------------------------
     152028000      PRODIGY SM STAT LNG LT 16.5MM       EA    *
     -----------------------------------------------------------------
     152029000      PRODIGY SM STAT LNG RT 16.5MM       EA    *
     -----------------------------------------------------------------
     152032000      PRODIGY SM STAT LNG LT 18.0MM       EA    *
     -----------------------------------------------------------------
     152033000      PRODIGY SM STAT LNG RT 18.0MM       EA    *
     -----------------------------------------------------------------
     152036000      PRODIGY SM STAT LNG LT 19.5MM       EA    *
     -----------------------------------------------------------------
     152037000      PRODIGY SM STAT LNG RT 19.5MM       EA    *
     -----------------------------------------------------------------
     152042000      PRODIGY LG STAT SHT LT 10.5MM       EA    *
     -----------------------------------------------------------------
     152043000      PRODIGY LG STAT SHT RT 10.5MM       EA    *
     -----------------------------------------------------------------
     152046000      PRODIGY LG STAT SHT LT 12.0MM       EA    *
     -----------------------------------------------------------------
     152047000      PRODIGY LG STAT SHT RT 12.0MM       EA    *
     -----------------------------------------------------------------
     152050000      PRODIGY LG STAT LNG LT 13.5MM       EA    *
     -----------------------------------------------------------------
     152051000      PRODIGY LG STAT LNG RT 13.5MM       EA    *
     -----------------------------------------------------------------
     152054000      PRODIGY LG STAT LNG LT 15.0MM       EA    *
     -----------------------------------------------------------------
     152055000      PRODIGY LG STAT LNG RT 15.0MM       EA    *
     -----------------------------------------------------------------
     152058000      PRODIGY LG STAT LNG LT 16.5MM       EA    *
     -----------------------------------------------------------------
     152059000      PRODIGY LG STAT LNG RT 16.5MM       EA    *
     -----------------------------------------------------------------
     152062000      PRODIGY LG STAT LNG LT 18.00MM      EA    *
     -----------------------------------------------------------------
     152063000      PRODIGY LG STAT LNG RT 18.00MM      EA    *
     -----------------------------------------------------------------
     152066000      PRODIGY LG STAT LNG LT 19.5MM       EA    *
     -----------------------------------------------------------------
     152067000      PRODIGY LG STAT LNG RT 19.5MM       EA    *
     -----------------------------------------------------------------
     152084000      PRODIGY X-LG STAT LT 15.0MM         EA    *
     -----------------------------------------------------------------
     152085000      PRODIGY X-LG STAT RT 15.0MM         EA    *
     -----------------------------------------------------------------
     152088000      PRODIGY X-LG STAT LT 16.5MM         EA    *
     -----------------------------------------------------------------
     152089000      PRODIGY X-LG STAT RT 16.5MM         EA    *
     -----------------------------------------------------------------
     152092000      PRODIGY X-LG STAT LT 18.0MM         EA    *
     -----------------------------------------------------------------
     152093000      PRODIGY X-LG STAT RT 18.0MM         EA    *
     -----------------------------------------------------------------
     152101000      ENDURANCE SZ 1 STD OFFSET           EA    *
     -----------------------------------------------------------------
     152102000      ENDURANCE SZ 2 STD OFFSET           EA    *
     -----------------------------------------------------------------
     152103000      ENDURANCE SZ 3 STD OFFSET           EA    *
     -----------------------------------------------------------------
     152104000      ENDURANCE SZ 4 STD OFFSET           EA    *
     -----------------------------------------------------------------
     152105000      ENDURANCE SZ 5 STD OFFSET           EA    *
     -----------------------------------------------------------------
     152111000      ENDURANCE SZ 1 HIGH OFFSET          EA    *
     -----------------------------------------------------------------

     * Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
COLUMBIA/HCA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEPUY INC.
--------------------------------------------------------------------------------
January 1996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CATALOG
--------------------------------------------------------------------------------
NUMBER         LONG DESCRIPTION                            PUOM   PRICE
--------------------------------------------------------------------------------
152112000      ENDURANCE SZ 2 HIGH OFFSET                  EA       *
--------------------------------------------------------------------------------
152113000      ENDURANCE SZ 3 HIGH OFFSET                  EA       *
--------------------------------------------------------------------------------
152114000      ENDURANCE SZ 4 HIGH OFFSET                  EA       *
--------------------------------------------------------------------------------
152115000      ENDURNACE SZ 5 HIGH OFFSET                  EA       *
--------------------------------------------------------------------------------
152121000      ENDURANCE SZ 2 1AQMM                        EA       *
--------------------------------------------------------------------------------
152122000      ENDURANCE SZ 3 1QQMM                        EA       *
--------------------------------------------------------------------------------
152123000      ENDURANCE SZ 4 2QQMM                        EA       *
--------------------------------------------------------------------------------
152124000      ENDURANCE SZ 2 23QMM                        EA       *
--------------------------------------------------------------------------------
152125000      ENDURANCE SZ 3 24QMM                        EA       *
--------------------------------------------------------------------------------
152126000      ENDURANCE SZ 4 25QMM                        EA       *
--------------------------------------------------------------------------------
152131000      ENDURANCE CDH STEM                          EA       *
--------------------------------------------------------------------------------
152180001      LUSTER HIP SZ 1                             EA       *
--------------------------------------------------------------------------------
152180002      LUSTER HIP SZ 2                             EA       *
--------------------------------------------------------------------------------
152180004      LUSTER HIP SZ 4                             EA       *
--------------------------------------------------------------------------------
153012000      REPLICA SM STAT SHT LT 10.5MM               EA       *
--------------------------------------------------------------------------------
153013000      REPLICA SM STAT SHT RT 10.5MM               EA       *
--------------------------------------------------------------------------------
153016000      REPLICA SM STAT SHTLT 12.0MM                EA       *
--------------------------------------------------------------------------------
153017000      REPLICA SM STAT SHT RT 12.0MM               EA       *
--------------------------------------------------------------------------------
153020000      REPLICA SM STAT LNG LT 13.5MM               EA       *
--------------------------------------------------------------------------------
153021000      REPLICA SM STAT LNG LT 13.5MM               EA       *
--------------------------------------------------------------------------------
153024000      REPLICA SM STAT LNG LT 15.0MM               EA       *
--------------------------------------------------------------------------------
153025000      REPLICA SM STAT LNG RT 15.0MM               EA       *
--------------------------------------------------------------------------------
153028000      REPLICA SM STAT LNG LT 16.5MM               EA       *
--------------------------------------------------------------------------------
153029000      REPLICA SM STAT LNG LT 18.0MM               EA       *
--------------------------------------------------------------------------------
153033000      REPLICA SM STAT LNG RT 18.0MM               EA       *
--------------------------------------------------------------------------------
153042000      REPLICA LG STAT SHT LT 10.5MM               EA       *
--------------------------------------------------------------------------------
153043000      REPLICA LG STAT SHT RT 10.5MM               EA       *
--------------------------------------------------------------------------------
153046000      REPLICA LG STAT SHT LT 12.0MM               EA       *
--------------------------------------------------------------------------------
153047000      REPLICA LG STAT SHT RT 12.0MM               EA       *
--------------------------------------------------------------------------------
153050000      REPLICA LG STAT LNG LT 13.5MM               EA       *
--------------------------------------------------------------------------------
153051000      REPLICA LG STAT LNG RT 13.5MM               EA       *
--------------------------------------------------------------------------------
153054000      REPLICA LG STAT LNG LT 15.0MM               EA       *
--------------------------------------------------------------------------------
153055000      REPLICA LG STAT LNG RT 15.0MM               EA       *
--------------------------------------------------------------------------------
153058000      REPLICA LG STAT LNG LT 16.5MM               EA       *
--------------------------------------------------------------------------------
153059000      RREPLIC LG STAT LNG RT 16.5MM               EA       *
--------------------------------------------------------------------------------
153062000      REPLICA LG STATLNG LT 18.0MM                EA       *
--------------------------------------------------------------------------------
153063000      REPLICALG STAT LNG RT 18.0MM                EA       *
--------------------------------------------------------------------------------
153084000      REPLICA X-LG STAT LT 16.0MM                 EA       *
--------------------------------------------------------------------------------
153085000      REPLICA X-LG STAT RT 15.0MM                 EA       *
--------------------------------------------------------------------------------
153088000      REPLICA X-LG STAT LT 16.5MM                 EA       *
--------------------------------------------------------------------------------
153089000      REPLICA X-LG STAT RT 16.5MM                 EA       *
--------------------------------------------------------------------------------
154012000      PARAMOUNTHIP SIZE - LEFT                    EA       *

*Confidential portions omitted and filed seperatley with the commission

     -----------------------------------------------------------------
     COLUMBIA/HCA
     -----------------------------------------------------------------

     -----------------------------------------------------------------
     DEPUY INC.
     -----------------------------------------------------------------
     January 1996
     -----------------------------------------------------------------

     -----------------------------------------------------------------

     -----------------------------------------------------------------

     CATALOG
     -----------------------------------------------------------------
     NUMBER         LONG DESCRIPTION                     PUOM  PRICE
     -----------------------------------------------------------------
     154013000      PARAMOUNT HIP SIZE 1 RIGHT           EA    *
     -----------------------------------------------------------------
     154014000      PARAMOUNT HIP SIZE 2 LEFT            EA    *
     -----------------------------------------------------------------
     154015000      PARAMOUNT HIP SIZE 2 RIGHT           EA    *
     -----------------------------------------------------------------
     154016000      PARAMOUNT HIP SIZE 3 LEFT            EA    *
     -----------------------------------------------------------------
     154017000      PARAMOUNT HIP SIZE 3 RIGHT           EA    *
     -----------------------------------------------------------------
     154018000      PARAMOUNT HIP SIZE 4 LEFT            EA    *
     -----------------------------------------------------------------
     154019000      PARAMOUNT HIP SIZE 4 RIGHT           EA    *
     -----------------------------------------------------------------
     155114000      AML/TL HYL REP LINER 28X44LP         EA    *
     -----------------------------------------------------------------
     155116000      AML/TL HYL REP LINER 28X46LP         EA    *
     -----------------------------------------------------------------
     155118000      AML/TL HYL REP LINER 28X48LP         EA    *
     -----------------------------------------------------------------
     155120000      AML/TL HYL REP LINER 28X50LP         EA    *
     -----------------------------------------------------------------
     155122000      AML/TL HYL REP LINER 28X52LP         EA    *
     -----------------------------------------------------------------
     155124000      AML/TL HYL REP LINER 28X54LP         EA    *
     -----------------------------------------------------------------
     155126000      AML/TL HYL REP LINER 28X56LP         EA    *
     -----------------------------------------------------------------
     155128000      AML/TL HYL REP LINER 28X58LP         EA    *
     -----------------------------------------------------------------
     155144000      AML/TL HYL REP LINER 32X44LP         EA    *
     -----------------------------------------------------------------
     155146000      AML/TL HYL REP LINER 32X46LP         EA    *
     -----------------------------------------------------------------
     155148000      AML/TL HYL REP LINER 32X48LP         EA    *
     -----------------------------------------------------------------
     155150000      AML/TL HYL REP LINER 32X50LP         EA    *
     -----------------------------------------------------------------
     155152000      AML/TL HYL REP LINER 32X52LP         EA    *
     -----------------------------------------------------------------
     155154000      AML/TL HYL REP LINER 32X54LP         EA    *
     -----------------------------------------------------------------
     155154025      AML/TL HYL REP LINER 32X54LP         EA    *
     -----------------------------------------------------------------
     155156000      AML/TL HYL REP LINER 32X56LP         EA    *
     -----------------------------------------------------------------
     155158000      AML/TL HYL REP LINER 32X58LP         EA    *
     -----------------------------------------------------------------
     155214000      AML/TL HYL REP LINER 28X44SP         EA    *
     -----------------------------------------------------------------
     155216000      AML/TL HYL REP LINER 28X48SP         EA    *
     -----------------------------------------------------------------
     155218000      AML/TL HYL REP LINER 28X48SP         EA    *
     -----------------------------------------------------------------
     155220000      AML/TL HYL REP LINER 28X50SP         EA    *
     -----------------------------------------------------------------
     155222000      AML/TL HYL REP LINER 28X52SP         EA    *
     -----------------------------------------------------------------
     155224000      AML/TL HYL REP LINER 28X54SP         EA    *
     -----------------------------------------------------------------
     155226000      AML/TL HYL REP LINER 28X58SP         EA    *
     -----------------------------------------------------------------
     155228000      AML/TL HYL REP LINER 28X58SP         EA    *
     -----------------------------------------------------------------
     155244000      AML/TL HYL REP LINER 32X44SP         EA    *
     -----------------------------------------------------------------
     155246000      AML/TL HYL REP LINER 32X46SP         EA    *
     -----------------------------------------------------------------
     155248000      AML/TL HYL REP LINER 32X48SP         EA    *
     -----------------------------------------------------------------
     155250000      AML/TL HYL REP LINER 32X50SP         EA    *
     -----------------------------------------------------------------
     155252000      AML/TL HYL REP LINER 32X52SP         EA    *
     -----------------------------------------------------------------
     155254000      AML/TL HYL REP LINER 32X54SP         EA    *
     -----------------------------------------------------------------
     155258000      AML/TL HYL REP LINER 32X58SP         EA    *
     -----------------------------------------------------------------
     155258000      AML/TL HYL REP LINER 32X58SP         EA    *
     -----------------------------------------------------------------
     168801000      AMK TEXTURED FEM SZ I RT             EA    *
     -----------------------------------------------------------------
     168801501      FISHER KNEE TIBIAL TRAY SZ 1+        EA    *
     -----------------------------------------------------------------
     168801502      FISHER KNEE TIBIAL TRAY SZ 2         EA    *
     -----------------------------------------------------------------

     *  Confidential portions omitted and filed seperately with the Commission.

                                    Page 31
________________________________________________________________________________

     -----------------------------------------------------------------
     COLUMBIA/HCA
     -----------------------------------------------------------------

     -----------------------------------------------------------------
     DEPUY INC.
     -----------------------------------------------------------------
     January 1996
     -----------------------------------------------------------------

     CATALOG
     -----------------------------------------------------------------
     NUMBER          LONG DESCRIPTION                    PUOM    PRICE
     -----------------------------------------------------------------
     168801503       FISHER KNEE TIBIAL TRAY SZ 3        EA      *
     -----------------------------------------------------------------
     168801504       FISHER KNEE TIBIAL TRAY SZ 4        EA      *
     -----------------------------------------------------------------
     168801505       FISHER KNEE TIBIAL TRAY SZ 5        EA      *
     -----------------------------------------------------------------
     168801570       FISHER PATELLA 30MM                 EA      *
     -----------------------------------------------------------------
     168801571       FISHER PATELLA 34MM                 EA      *
     -----------------------------------------------------------------
     168801572       FISHER PATELLA 36MM                 EA      *
     -----------------------------------------------------------------
     168801573       FISHER PATELLA 40MM                 EA      *
     -----------------------------------------------------------------
     168802000       AMK TEXTURED FEM SZ 1 LT            EA      *
     -----------------------------------------------------------------
     168803000       AMK TEXTURED FEM SZ 2 RT            EA      *
     -----------------------------------------------------------------
     168804000       AMK TEXTURED FEM SZ 2 LT            EA      *
     -----------------------------------------------------------------
     168805000       AMK TEXTURED FEM SZ 3 RT            EA      *
     -----------------------------------------------------------------
     168806000       AMK TEXTURED FEM SZ 3 LT            EA      *
     -----------------------------------------------------------------
     168807000       AMK TEXTURED FEM SZ 4 RT            EA      *
     -----------------------------------------------------------------
     168808000       AMK TEXTURED FEM SZ 4 LT            EA      *
     -----------------------------------------------------------------
     168809000       AMK TEXTURED FEM SZ 5 RT            EA      *
     -----------------------------------------------------------------
     168810000       AMK TEXTURED FEM SZ 5 LT            EA      *
     -----------------------------------------------------------------
     168813000       AMK TEX FEM SIZE 2+RT               EA      *
     -----------------------------------------------------------------
     168814000       AMK TEX FEM SIZE 2+LT               EA      *
     -----------------------------------------------------------------
     168815000       AMK TEX FEM SIZE 3+RT               EA      *
     -----------------------------------------------------------------
     168816000       AMK TEX FEM SIZE 3+LT               EA      *
     -----------------------------------------------------------------
     168820000       AMK TEXTURED TIB TRAY SZ 1+         EA      *
     -----------------------------------------------------------------
     168821000       AMK TEXTURED TIB TRAY SZ 2          EA      *
     -----------------------------------------------------------------
     168822000       AMK TEXTURED TIB TRAY SZ 2+         EA      *
     -----------------------------------------------------------------
     168823000       AMK TEXTURED TIB TRAY SZ 3          EA      *
     -----------------------------------------------------------------
     168824000       AMK TEXTURED TIB TRAY SZ 3+         EA      *
     -----------------------------------------------------------------
     168825000       AMK TEXTURED TIB TRAY SZ 4          EA      *
     -----------------------------------------------------------------
     168826000       AMK TEXTURED TIB TRAY SZ 4+         EA      *
     -----------------------------------------------------------------
     168827000       AMK TEXTURED TIB TRAY SZ 5          EA      *
     -----------------------------------------------------------------
     168828000       AMK TEXTURED TIB TRAY SZ 5+         EA      *
     -----------------------------------------------------------------
     168831000       AMK CONS TIB INS SIZE 1 10MM        EA      *
     -----------------------------------------------------------------
     168832000       AMK CONS TIB INS SIZE 1 12MM        EA      *
     -----------------------------------------------------------------
     168832025       AMK CONS TIB INS SIZE 1 12MM        EA      *
     -----------------------------------------------------------------
     168833000       AMK CONS TIB INS SIZE 1 14MM        EA      *
     -----------------------------------------------------------------
     168833025       AMK CONS TIB INS SIZE 1 14MM        EA      *
     -----------------------------------------------------------------
     168834000       AMK CONS TIB INS SIZE 1 18MM        EA      *
     -----------------------------------------------------------------
     168834025       AMK CONS TIB INS SIZE 1 18MM        EA      *
     -----------------------------------------------------------------
     168835000       AMK CONS TIB INS SIZE 1 16MM        EA      *
     -----------------------------------------------------------------
     168835025       AMK CONS TIB INS SIZE 1 16MM        EA      *
     -----------------------------------------------------------------
     168841000       AMK CONS TIB INS SIZE 2 10MM        EA      *
     -----------------------------------------------------------------
     168841025       AMK CONS TIB INS SIZE 2 10MM        EA      *
     -----------------------------------------------------------------
     168842000       AMK CONS TIB INS SIZE 2 12MM        EA      *
     -----------------------------------------------------------------
     168842025       AMK CONS TIB INS SIZE 2 12MM        EA      *
     -----------------------------------------------------------------
     168843000       AMK CONS TIB INS SIZE 2 14MM        EA      *
     -----------------------------------------------------------------

     *  Confidential portions omitted and filed separately with the Commission.

                                    Page 32
________________________________________________________________________________

     ----------------------------------------------------------------
     COLUMBIA/HCA
     ----------------------------------------------------------------

     ----------------------------------------------------------------
     DEPUY INC.
     ----------------------------------------------------------------
     January 1996
     ----------------------------------------------------------------

     ----------------------------------------------------------------

     ----------------------------------------------------------------

     CATALOG
     ----------------------------------------------------------------
     NUMBER         LONG DESCRIPTION                      PUOM  PRICE
     ----------------------------------------------------------------
     168843025      AMK CONS TIB INS SIZE 2 14MM          EA    *
     ----------------------------------------------------------------
     168844000      AMK CONS TIB INS SIZE 2 18MM          EA    *
     ----------------------------------------------------------------
     168844025      AMK CONS TIB INS SIZE 2 18MM          EA    *
     ----------------------------------------------------------------
     168845000      AMK CONS TIB INS SIZE 2 16MM          EA    *
     ----------------------------------------------------------------
     168845025      AMK CONS TIB INS SIZE 2 16MM          EA    *
     ----------------------------------------------------------------
     168851000      AMK CONS TIB INS SIZE 3 10MM          EA    *
     ----------------------------------------------------------------
     168851025      AMK CONS TIB INS SIZE 3 10MM          EA    *
     ----------------------------------------------------------------
     168852000      AMK CONS TIB INS SIZE 3 12MM          EA    *
     ----------------------------------------------------------------
     168851025      AMK CONS TIB INS SIZE 3 12MM          EA    *
     ----------------------------------------------------------------
     168853000      AMK CONS TIB INS SIZE 3 14MM          EA    *
     ----------------------------------------------------------------
     168853025      AMK CONS TIB INS SIZE 3 14MM          EA    *
     ----------------------------------------------------------------
     168854000      AMK CONS TIB INS SIZE 3 18MM          EA    *
     ----------------------------------------------------------------
     168854025      AMK CONS TIB INS SIZE 3 18MM          EA    *
     ----------------------------------------------------------------
     168855000      AMK CONS TIB INS SIZE 3 16MM          EA    *
     ----------------------------------------------------------------
     168855025      AMK CONS TIB INS SIZE 3 16MM          EA    *
     ----------------------------------------------------------------
     168861000      AMK CONS TIB INS SIZE 4 10MM          EA    *
     ----------------------------------------------------------------
     168861025      AMK CONS TIB INS SIZE 4 10MM          EA    *
     ----------------------------------------------------------------
     168862000      AMK CONS TIB INS SIZE 4 12MM          EA    *
     ----------------------------------------------------------------
     168862025      AMK CONS TIB INS SIZE 4 12MM          EA    *
     ----------------------------------------------------------------
     168863000      AMK CONS TIB INS SIZE 4 14MM          EA    *
     ----------------------------------------------------------------
     168863025      AMK CONS TIB INS SIZE 4 14MM          EA    *
     ----------------------------------------------------------------
     168864000      AMK CONS TIB INS SIZE 4 18MM          EA    *
     ----------------------------------------------------------------
     168864025      AMK CONS TIB INS SIZE 4 18MM          EA    *
     ----------------------------------------------------------------
     168865000      AMK CONS TIB INS SIZE 4 16MM          EA    *
     ----------------------------------------------------------------
     168865025      AMK CONS TIB INS SIZE 4 16MM          EA    *
     ----------------------------------------------------------------
     168871000      AMK CONS TIB INS SIZE 5 10MM          EA    *
     ----------------------------------------------------------------
     168871025      AMK CONS TIB INS SIZE 5 10MM          EA    *
     ----------------------------------------------------------------
     168872000      AMK CONS TIB INS SIZE 5 12MM          EA    *
     ----------------------------------------------------------------
     168872025      AMK CONS TIB INS SIZE 5 12MM          EA    *
     ----------------------------------------------------------------
     168873000      AMK CONS TIB INS SIZE 5 14MM          EA    *
     ----------------------------------------------------------------
     168873025      AMK CONS TIB INS SIZE 5 14MM          EA    *
     ----------------------------------------------------------------
     168874000      AMK CONS TIB INS SIZE 5 18MM          EA    *
     ----------------------------------------------------------------
     168874025      AMK CONS TIB INS SIZE 5 18MM          EA    *
     ----------------------------------------------------------------
     168875000      AMK CONS TIB INS SIZE 5 16MM          EA    *
     ----------------------------------------------------------------
     168875025      AMK CONS TIB INS SIZE 5 16MM          EA    *
     ----------------------------------------------------------------
     171500000      ORTHOCHROME WIRE MESH                 EA    *
     ----------------------------------------------------------------
     173918000      CONTROL CABLE SLEEVE 1.6 COCR         EA    *
     ----------------------------------------------------------------
     173928000      CONTROL CABLE W/CABLE SLEEVE          EA    *
     ----------------------------------------------------------------
     186601000      AMK POST-STAB FEM SZ1 RT              EA    *
     ----------------------------------------------------------------
     186602000      AMK POST-STAB FEM SZ1 LT              EA    *
     ----------------------------------------------------------------
     186603000      AMK POST-STAB FEM SZ2 RT              EA    *
     ----------------------------------------------------------------
     186604000      AMK POST-STAB FEM SZ2 LT              EA    *
     ----------------------------------------------------------------
     186605000      AMK POST-STAB FEM SZ3 RT              EA    *
     ----------------------------------------------------------------

     *  Confidential portions omitted and filed separately with the Commission

                                    Page 33
________________________________________________________________________________

     -------------------------------------------------------------------
     COLUMBIA/HCA
     -------------------------------------------------------------------

     -------------------------------------------------------------------
     DEPUY INC.
     -------------------------------------------------------------------
     January 1996
     -------------------------------------------------------------------

     -------------------------------------------------------------------

     -------------------------------------------------------------------

     CATALOG
     -------------------------------------------------------------------
     NUMBER      LONG DESCRIPTION                        PUOM     PRICE
     -------------------------------------------------------------------
     186606000   AMK POST-STAB FEM SZ3 LT                 EA      *
     -------------------------------------------------------------------
     186607000   AMK POST-STAB FEM SZ4 RT                 EA      *
     -------------------------------------------------------------------
     186608000   AMK POST-STAB FEM SZ4 LT                 EA      *
     -------------------------------------------------------------------
     186609000   AMK POST-STAB FEM SZ5 RT                 EA      *
     -------------------------------------------------------------------
     186610000   AMK POST-STAB FEM SZ5 LT                 EA      *
     -------------------------------------------------------------------
     186620000   AMK TEX POST-STAB FEM SZ1 RT             EA      *
     -------------------------------------------------------------------
     186621000   AMK TEX POST-STAB FEM SZ1 LT             EA      *
     -------------------------------------------------------------------
     186622000   AMK TEX POST-STAB FEM SZ1 RT             EA      *
     -------------------------------------------------------------------
     186623000   AMK TEX POST-STAB FEM SZ2 LT             EA      *
     -------------------------------------------------------------------
     186624000   AMK TEX POST-STAB FEM SZ3 RT             EA      *
     -------------------------------------------------------------------
     186625000   AMK TEX POST-STAB FEM SZ3 LT             EA      *
     -------------------------------------------------------------------
     186626000   AMK TEX POST-STAB FEM SZ4 RT             EA      *
     -------------------------------------------------------------------
     186627000   AMK TEX POST-STAB FEM SZ4 LT             EA      *
     -------------------------------------------------------------------
     186628000   AMK TEX POST-STAB FEM SZ5 RT             EA      *
     -------------------------------------------------------------------
     186629000   AMK TEX POST-STAB FEM SZ5 LT             EA      *
     -------------------------------------------------------------------
     188830000   AMK CEM FIX STEM TIB SZ 1+               EA      *
     -------------------------------------------------------------------
     188831000   AMK CEM FIX STEM TIB SZ 2                EA      *
     -------------------------------------------------------------------
     188832000   AMK CEM FIX STEM TIB SZ 2+               EA      *
     -------------------------------------------------------------------
     188833000   AMK CEM FIX STEM TIB SZ 3                EA      *
     -------------------------------------------------------------------
     188834000   AMK CEM FIX STEM TIB SZ 3+               EA      *
     -------------------------------------------------------------------
     188835000   AMK CEM FIX STEM TIB SZ 4                EA      *
     -------------------------------------------------------------------
     188836000   AMK CEM FIX STEM TIB SZ 4+               EA      *
     -------------------------------------------------------------------
     188837000   AMK CEM FIX STEM TIB SZ 5                EA      *
     -------------------------------------------------------------------
     188838000   AMK CEM FIX STEM TIB SZ 5+               EA      *
     -------------------------------------------------------------------
     188840000   AMK PORO TI TIB TRAY SZ 1+               EA      *
     -------------------------------------------------------------------
     188841000   AMK PORO TI TIB TRAY SZ 2                EA      *
     -------------------------------------------------------------------
     188843000   AMK PORO TI TIB TRAY SZ 3                EA      *
     -------------------------------------------------------------------
     188845000   AMK PORO TI TIB TRAY SZ 4                EA      *
     -------------------------------------------------------------------
     188847000   AMK PORO TI TIB TRAY SZ 5                EA      *
     -------------------------------------------------------------------
     188878000   AMK PRIMARY LOCKING PIN                  EA      *
     -------------------------------------------------------------------
     195601000   CONGRUENCY PS FEM SZ1 R                  EA      *
     -------------------------------------------------------------------
     195602000   CONGRUENCY PS FEM SZ1 L                  EA      *
     -------------------------------------------------------------------
     195603000   CONGRUENCY PS FEM SZ2 R                  EA      *
     -------------------------------------------------------------------
     195603502   AMK CONGRUENCY PS RR FEM SZ2 R           EA      *
     -------------------------------------------------------------------
     195604000   CONGRUENCY PS FEM SZ2 L                  EA      *
     -------------------------------------------------------------------
     195605000   CONGRUENCY PS FEM SZ3 R                  EA      *
     -------------------------------------------------------------------
     195605502   AMK CONGRUENCY PS RR FEM SZ3 R           EA      *
     -------------------------------------------------------------------
     195606000   CONGRUENCY PS FEM SZ3 L                  EA      *
     -------------------------------------------------------------------
     195607000   CONGRUENCY PS FEM SZ4 R                  EA      *
     -------------------------------------------------------------------
     195607502   AMK CONGRUENCY PS RR FEM SZ4 R           EA      *
     -------------------------------------------------------------------
     195608000   CONGRUENCY PS FEM SZ4 L                  EA      *
     -------------------------------------------------------------------
     195609000   CONGRUENCY PS FEM SZ5 R                  EA      *
     -------------------------------------------------------------------
     195610000   CONGRUENCY PS FEM SZ5 L                  EA      *
     -------------------------------------------------------------------

     *  Confidential portions omitted and filed separately with the Commission.

                                    Page 34
________________________________________________________________________________

     -----------------------------------------------------------------
     COLUMBIA/HCA
     -----------------------------------------------------------------

     -----------------------------------------------------------------
     DEPUY INC.
     -----------------------------------------------------------------
     JANUARY 1996
     -----------------------------------------------------------------

     -----------------------------------------------------------------

     CATALOG
     -----------------------------------------------------------------
     NUMBER         LONG DESCRIPTION                     PUOM  PRICE
     -----------------------------------------------------------------
     196803998      CUST CRT CEMENT STEM 10X140MM        EA    *
     -----------------------------------------------------------------
     196803999      CUST CRT CEMENT STEM 10X160MM        EA    *
     -----------------------------------------------------------------
     197031000      AMK ALL POLY PS SZ 1 10MM            EA    *
     -----------------------------------------------------------------
     197302000      AMK ALL POLY PS SZ 1 12MM            EA    *
     -----------------------------------------------------------------
     197303000      AMK ALL POLY PS SZ 1 14MM            EA    *
     -----------------------------------------------------------------
     197304000      AMK ALL POLY PS SZ 1 16MM            EA    *
     -----------------------------------------------------------------
     197305000      AMK ALL POLY PS SZ 2 18MM            EA    *
     -----------------------------------------------------------------
     197041000      AMK ALL POLY PS SZ 2 10MM            EA    *
     -----------------------------------------------------------------
     197042000      AMK ALL POLY PS SZ 2 12MM            EA    *
     -----------------------------------------------------------------
     197043000      AMK ALL POLY PS SZ 2 14MM            EA    *
     -----------------------------------------------------------------
     197044000      AMK ALL POLY PS SZ 2 16MM            EA    *
     -----------------------------------------------------------------
     197045000      AMK ALL POLY PS SZ 2 18MM            EA    *
     -----------------------------------------------------------------
     197051000      AMK ALL POLY PS SZ 3 10MM            EA    *
     -----------------------------------------------------------------
     197052000      AMK ALL POLY PS SZ 3 12MM            EA    *
     -----------------------------------------------------------------
     197053000      AMK ALL POLY PS SZ 3 14MM            EA    *
     -----------------------------------------------------------------
     197054000      AMK ALL POLY PS SZ 3 16MM            EA    *
     -----------------------------------------------------------------
     197055000      AMK ALL POLY PS SZ 3 18MM            EA    *
     -----------------------------------------------------------------
     197061000      AMK ALL POLY PS SZ 4 10MM            EA    *
     -----------------------------------------------------------------
     197062000      AMK ALL POLY PS SZ 4 12MM            EA    *
     -----------------------------------------------------------------
     197063000      AMK ALL POLY PS SZ 4 14MM            EA    *
     -----------------------------------------------------------------
     197064000      AMK ALL POLY PS SZ 4 16MM            EA    *
     -----------------------------------------------------------------
     197065000      AMK ALL POLY PS SZ 4 18MM            EA    *
     -----------------------------------------------------------------
     197071000      AMK ALL POLY PS SZ 5 10MM            EA    *
     -----------------------------------------------------------------
     197072000      AMK ALL POLY PS SZ 5 12MM            EA    *
     -----------------------------------------------------------------
     197073000      AMK ALL POLY PS SZ 5 14MM            EA    *
     -----------------------------------------------------------------
     197074000      AMK ALL POLY PS SZ 5 16MM            EA    *
     -----------------------------------------------------------------
     197075000      AMK ALL POLY PS SZ 5 18MM            EA    *
     -----------------------------------------------------------------
     198830000      AMK CEMENT CRX TIB TRAY SZ 1+        EA    *
     -----------------------------------------------------------------
     198831000      AMK CEMENT CRX TIB TRAY SZ 2         EA    *
     -----------------------------------------------------------------
     198832000      AMK CEMENT CRX TIB TRAY SZ 2+        EA    *
     -----------------------------------------------------------------
     198833000      AMK CEMENT CRX TIB TRAY SZ 3         EA    *
     -----------------------------------------------------------------
     198834000      AMK CEMENT CRX TIB TRAY SZ 3+        EA    *
     -----------------------------------------------------------------
     198835000      AMK CEMENT CRX TIB TRAY SZ 4         EA    *
     -----------------------------------------------------------------
     198836000      AMK CEMENT CRX TIB TRAY SZ 4+        EA    *
     -----------------------------------------------------------------
     198837000      AMK CEMENT CRX TIB TRAY SZ 5         EA    *
     -----------------------------------------------------------------
     198838000      AMK CEMENT CRX TIB TRAY SZ 5+        EA    *
     -----------------------------------------------------------------
     199603501      STAB HIP PC 12-20 SM WCS             EA    *
     -----------------------------------------------------------------
     199603502      STAB HIP PC 12-20 SM WCS             EA    *
     -----------------------------------------------------------------
     199603503      STAB HIP PC 12-22 SM WCS             EA    *
     -----------------------------------------------------------------
     199603504      STAB HIP PC 12-22 SM WCS             EA    *
     -----------------------------------------------------------------
     199603505      STAB HIP PC 14-22 SM WCS             EA    *
     -----------------------------------------------------------------
     199603506      STAB HIP PC 14-22 SM WCS             EA    *
     -----------------------------------------------------------------
     199603507      STAB HIP PC 14-24 SM WCS             EA    *
     -----------------------------------------------------------------

     *  Confidential Portion omitted and fixed seperately with the Commission.

                                    Page 35
_______________________________________________________________________________

     -----------------------------------------------------------------
     COLUMBIA/HCA
     -----------------------------------------------------------------

     -----------------------------------------------------------------
     DEPUY INC.
     -----------------------------------------------------------------
     January 1996
     -----------------------------------------------------------------

     -----------------------------------------------------------------

     -----------------------------------------------------------------

     CATALOG
     -----------------------------------------------------------------
     NUMBER         LONG DESCRIPTION                     PUOM  PRICE
     -----------------------------------------------------------------
     199603508      STAB HIP PC 14-24 MD W/CS            EA      *
     -----------------------------------------------------------------
     199603508      STAB HIP PC 16-24 SM W/CS            EA      *
     -----------------------------------------------------------------
     199603510      STAB HIP PC 16-24 MD W/CS            EA      *
     -----------------------------------------------------------------
     199603511      STAB HIP PC 16-26 SM W/CS            EA      *
     -----------------------------------------------------------------
     199603512      STAB HIP PC 16-26 MD W/CS            EA      *
     -----------------------------------------------------------------
     199603513      STAB HIP PC 16-26 SM W/CS            EA      *
     -----------------------------------------------------------------
     199603514      STAB HIP PC 18-26 MD W/CS            EA      *
     -----------------------------------------------------------------
     199603515      STAB HIP PC 18-28 SM W/CS            EA      *
     -----------------------------------------------------------------
     199603516      STAB HIP PC 18-28 MD W/CS            EA      *
     -----------------------------------------------------------------
     199603517      STAB HIP PC 10-20 SM                 EA      *
     -----------------------------------------------------------------
     199603518      STAB HIP PC 10-20 MD                 EA      *
     -----------------------------------------------------------------
     199603519      STAB HIP PC 12-22 LG W/CS            EA      *
     -----------------------------------------------------------------
     199603520      STAB HIP PC 14-24 LG W/CS            EA      *
     -----------------------------------------------------------------
     199603521      STAB HIP PC 16-26 LG W/CS            EA      *
     -----------------------------------------------------------------
     199603522      STAB HIP PC 18-28 LG W/CS            EA      *
     -----------------------------------------------------------------
     546010000      CEMENT RESTRICTOR SIZE 1             EA      *
     -----------------------------------------------------------------
     546012000      CEMENT RESTRICTOR SIZE 2             EA      *
     -----------------------------------------------------------------
     546014000      CEMENT RESTRICTOR SIZE 3             EA      *
     -----------------------------------------------------------------
     546016000      CEMENT RESTRICTOR SIZE 4             EA      *
     -----------------------------------------------------------------
     546018000      CEMENT RESTRICTOR SIZE 5             EA      *
     -----------------------------------------------------------------
     546020000      CEMENT RESTRICTOR SIZE 6             EA      *
     -----------------------------------------------------------------
     546022000      CEMENT RESTRICTOR SIZE 7             EA      *
     -----------------------------------------------------------------
     606367000      INNR F/OUTR 44-46 HEAD 22.25MM       EA      *
     -----------------------------------------------------------------
     606413000      INNR F/OUTR 52-54 HEAD 22.5MM        EA      *
     -----------------------------------------------------------------
     609102000      INNR F/OUTR 60-62 HEAD 22.25MM       EA      *
     -----------------------------------------------------------------
     626392000      CHARNLEY FLNGD 40 CERAMIC HEAD       EA      *
     -----------------------------------------------------------------
     626406000      CHARN XHVY FLNGD 40 CERAMIC HD       EA      *
     -----------------------------------------------------------------
     630470000      CHARN. EVOL ORT 90 FLI               EA      *
     -----------------------------------------------------------------
     962015000      SOCKET GAUGE FOR 40MM CUP            EA      *
     -----------------------------------------------------------------
     962016000      SOCKET GAUGE FOR 43MM CUP            EA      *
     -----------------------------------------------------------------
     962018000      CHARN SOCKET PUSHER                  EA      *
     -----------------------------------------------------------------
     962024000      TRIAL FEM. PROS. ROUNDBACK 45        EA      *
     -----------------------------------------------------------------
     962025000      TRIAL PROS ROUNDBACK 40 NARROW       EA      *
     -----------------------------------------------------------------
     962059000      ELITE STEM FLANGED 1 TEX             EA      *
     -----------------------------------------------------------------
     962061000      ELITE STEM FLANGED 2 TEX             EA      *
     -----------------------------------------------------------------
     962063000      ELITE STEM FLANGED 3 TEX             EA      *
     -----------------------------------------------------------------
     962068000      ELITE STEM LONG NECK 1 TEX           EA      *
     -----------------------------------------------------------------
     962074000      ELITE STEM LONG NECK 2 TEX           EA      *
     -----------------------------------------------------------------
     962076000      ELITE STEM EXTRA LONG NK 1 TEX       EA      *
     -----------------------------------------------------------------
     962077000      ELITE STEM EXTRA LONG NK 2 TEX       EA      *
     -----------------------------------------------------------------
     962079000      ELITE STEM LONG NECK 3 TEX           EA      *
     -----------------------------------------------------------------
     962080000      ELITE STEM EXTRA LONG NK 3 TEX       EA      *
     -----------------------------------------------------------------
     962081000      ELITE STEM SPECIAL 1 TEX             EA      *
     -----------------------------------------------------------------

     * Confidential Portions omitted and filed separately with the Commission.

                              Page 36
________________________________________________________________________________

     -----------------------------------------------------------------
     COLUMBIA
     -----------------------------------------------------------------

     -----------------------------------------------------------------
     DEPUY
     -----------------------------------------------------------------
     January 1996
     -----------------------------------------------------------------

     -----------------------------------------------------------------

     CATALOG
     -----------------------------------------------------------------
     NUMBER         LONG DESCRIPTION                    PUOM  PRICE
     -----------------------------------------------------------------
     962083000      ELITE STEM SPECIAL 2 TEX            EA    *
     -----------------------------------------------------------------
     962085000      ELITE STEM SPECIAL 3 TEX            EA    *
     -----------------------------------------------------------------
     962087000      ELITE STEM NARROW 1 TEX             EA    *
     -----------------------------------------------------------------
     962088000      ELITE STEM NARROW 2 TEX             EA    *
     -----------------------------------------------------------------
     962089000      ELITE STEM NARROW 3 TEX             EA    *
     -----------------------------------------------------------------
     962090502      FLANGED 1 ELITE BROACH              EA    *
     -----------------------------------------------------------------
     962091502      FLANGED ELITE 2 BROACH              EA    *
     -----------------------------------------------------------------
     962094502      ELITE RASP/TRIAL EX-LONG NECK1      EA    *
     -----------------------------------------------------------------
     962103000      ELITE IMPLANT PUSHER                EA    *
     -----------------------------------------------------------------
     962104000      ELITE FEM BROACH EX L/NECK 2        EA    *
     -----------------------------------------------------------------
     962105000      ELITE FEM BROACH L/NECK 3           EA    *
     -----------------------------------------------------------------
     962106000      ELITE FEM BROACH EX L/NECK 3        EA    *
     -----------------------------------------------------------------
     962107000      TEX ELITE RASP TRIAL CDH 1          EA    *
     -----------------------------------------------------------------
     962108000      TEX ELITE RASP TRIAL CDH 2          EA    *
     -----------------------------------------------------------------
     962109000      TEX ELITE RASP TRIAL CDH 3          EA    *
     -----------------------------------------------------------------
     962116000      ELITE ZIRCONIA HEAD 28MM-3          EA    *
     -----------------------------------------------------------------
     962117000      ELITE ZIRCONIA HEAD 28MM STD        EA    *
     -----------------------------------------------------------------
     962118000      ELITE ZIRCONIA HEAD 28MM+3          EA    *
     -----------------------------------------------------------------
     962119000      ELITE ZIRCONIA HEAD 28MM-3          EA    *
     -----------------------------------------------------------------
     962120000      ELITE ZIRCONIA HEAD 28MM STD        EA    *
     -----------------------------------------------------------------
     962121000      ELITE ZIRCONIA HEAD 28MM+3          EA    *
     -----------------------------------------------------------------
     962152000      CHARN TRIAL PROS FLANGED 45         EA    *
     -----------------------------------------------------------------
     962153000      CHARN TRIAL EX-HVY FLANGED 45       EA    *
     -----------------------------------------------------------------
     962155000      CHARN TRIAL EXTRA SMALL             EA    *
     -----------------------------------------------------------------
     962156000      CHARN TRIAL 3/4 NECK                EA    *
     -----------------------------------------------------------------
     962159000      CHARN TRIAL LONG NECK 1             EA    *
     -----------------------------------------------------------------
     962195000      CHARN TRIAL STRAIGHT NARROW 35      EA    *
     -----------------------------------------------------------------
     962197000      CHARN TRIAL CDH                     E4A   *
     -----------------------------------------------------------------
     962199000      CHARN TRIAL LN NK 1 EXT. HEAVY      EA    *
     -----------------------------------------------------------------
     962203000      CHARN TRIAL LONG NECK 2             EA    *
     -----------------------------------------------------------------
     962205000      CHARN TRIAL LN NK 2 EXT. HEAVY      EA    *
     -----------------------------------------------------------------
     962207000      CHARN TRIAL CDH EXTRA SMALL         EA    *
     -----------------------------------------------------------------
     962216000      CHARN TRIAL ROUND BACK 40MM         EA    *
     -----------------------------------------------------------------
     962218000      CHARN TRIAL FLANGED 40              EA    *
     -----------------------------------------------------------------
     962220000      CHARN TRIAL STR. THICK STEM 35      EA    *
     -----------------------------------------------------------------
     962252000      CHARN BROACH ROUND BACK-LGE         EA    *
     -----------------------------------------------------------------
     962278000      CHARN TRIAL EXT. HVY FLNGD 40M      EA    *
     -----------------------------------------------------------------
     962285000      CHARN ADJ TRIAL PROSTHESIS-ATP      EA    *
     -----------------------------------------------------------------
     962286000      CHARN TRIAL L/NECK 1 LONG STEM      EA    *
     -----------------------------------------------------------------
     962287000      CHARN TRIAL L/NECK 2 LONG STEM      EA    *
     -----------------------------------------------------------------
     962296000      CHARN EXTRA HEAVY FLANGED 40MM      EA    *
     -----------------------------------------------------------------
     962297000      CHARN FLANGED 40MM                  EA    *
     -----------------------------------------------------------------

     * Confidential portions omitted and filed separately with the Commission.

                                 Page 37
________________________________________________________________________________

     -----------------------------------------------------------------
     COLUMBIA/HCA
     -----------------------------------------------------------------

     -----------------------------------------------------------------
     DEPUY INC.
     -----------------------------------------------------------------
     January 1996
     -----------------------------------------------------------------

     -----------------------------------------------------------------

     -----------------------------------------------------------------

     CATALOG
     -----------------------------------------------------------------
     NUMBER         LONG DESCRIPTION                     PUOM  PRICE
     -----------------------------------------------------------------
     962300000      CHARN ROUND BACK 40MM                EA      *
     -----------------------------------------------------------------
     962301000      CHARN ROUND BACK 40MM NARROW         EA      *
     -----------------------------------------------------------------
     962302000      CHARN TRIAL FLANGED 35               EA      *
     -----------------------------------------------------------------
     962305000      CHARN TRIAL FLNGD 40MM L/STEM        EA      *
     -----------------------------------------------------------------
     962306000      CHARN TRIAL EX-HVY FL                EA      *
     -----------------------------------------------------------------
     962323000      CHAR ACETCUPFLNGD STDLRG ORT9        EA      *
     -----------------------------------------------------------------
     962340000      CHARN ROUND BACK 45MM                EA      *
     -----------------------------------------------------------------
     962343000      CHARN FLANGED 45MM                   EA      *
     -----------------------------------------------------------------
     962346000      CHARN FLANGED 35 MM                  EA      *
     -----------------------------------------------------------------
     962347000      CHARN EX-HVY FLANGED 45MM            EA      *
     -----------------------------------------------------------------
     962349000      CHARN LONG NECK 1                    EA      *
     -----------------------------------------------------------------
     962350000      CHARM L/NECK 1 EXTRA HEAVY           EA      *
     -----------------------------------------------------------------
     962352000      CHARN LONG NECK 2                    EA      *
     -----------------------------------------------------------------
     962353000      CHARN L\NECK 2 EXTRA HEAVY           EA      *
     -----------------------------------------------------------------
     962354000      CHARN L/NECK 1 LONG STEM             EA      *
     -----------------------------------------------------------------
     962355000      CHARN L/NECK 2 LONG STEM             EA      *
     -----------------------------------------------------------------
     962359000      CHARN 3/4 NECK                       EA      *
     -----------------------------------------------------------------
     962360000      CHARN C.D.H. PROS.                   EA      *
     -----------------------------------------------------------------
     962362000      CHARN EX-SMALL PROS                  EA      *
     -----------------------------------------------------------------
     962363000      CHARN 15IN STEM 40MM                 EA      *
     -----------------------------------------------------------------
     962364000      CHARN RESECTION W/MUSCLE PLATE       EA      *
     -----------------------------------------------------------------
     962369000      CHAR ACETCUP FLNGD STDSM ORT90       EA      *
     -----------------------------------------------------------------
     962380000      CHARN OFFSET BORE 35MM O/D           EA      *
     -----------------------------------------------------------------
     962387000      SHARNLEY ACET RESTR PK 10            EA      *
     -----------------------------------------------------------------
     962395000      OGEE TRIAL LG TRIMAID 80MM-PKS       EA      *
     -----------------------------------------------------------------
     962396000      OGEE TRIAL MN TRIMAID 80MM-PKS       EA      *
     -----------------------------------------------------------------
     962397000      OGEE TRIAL LG PHANTOM O/D 43         EA      *
     -----------------------------------------------------------------
     962398000      OGEE TRIAL SM PHANTOM O/D 40         EA      *
     -----------------------------------------------------------------
     962409000      CHARNLEY OGEE CUP STD LARGE          EA      *
     -----------------------------------------------------------------
     962410000      CHARNLEY OGEE CUP STD SMALL          EA      *
     -----------------------------------------------------------------
     962416000      CHARN FLANGED 40MM LONG STEM         EA      *
     -----------------------------------------------------------------
     962417000      CHARN STRAIGHT NARROW 35MM           EA      *
     -----------------------------------------------------------------
     962418000      CHARN STRAIGHT THICK 35MM            EA      *
     -----------------------------------------------------------------
     962420000      CHARN EX-HVY FLNGD 40MM L/STEM       EA      *
     -----------------------------------------------------------------
     962422000      CHARN MAGNUM 40MM                    EA      *
     -----------------------------------------------------------------
     962423000      CHARN MAGNUM 45MM                    EA      *
     -----------------------------------------------------------------
     962424000      CHARN CDH X-SML                      EA      *
     -----------------------------------------------------------------
     962475000      CHARN TRIAL MAGNUM 45MM              EA      *
     -----------------------------------------------------------------
     962476000      CHARN TRIAL MAGNUM 40MM              EA      *
     -----------------------------------------------------------------
     962544502      HYLAMER 40MM MULTI-CUP               EA      *
     -----------------------------------------------------------------
     962545502      HYLAMER 43MM MULTI-CUP               EA      *
     -----------------------------------------------------------------
     962546502      HYLAMER 47MM MULTI-CUP               EA      *
     -----------------------------------------------------------------
     962547502      HYLAMER 50MM MULTI-CUP               EA      *
     -----------------------------------------------------------------

     * Confidential portions omitted and listed sperately with the Commission.

     _________________________________________________________________

     -----------------------------------------------------------------
     COLUMBIA/HCA
     -----------------------------------------------------------------

     -----------------------------------------------------------------
     DEPUY INC,
     -----------------------------------------------------------------
     January 1996
     -----------------------------------------------------------------

     -----------------------------------------------------------------

     CATALOG
     -----------------------------------------------------------------
     NUMBER         LONG DESCRIPTION                      PUOM  PRIOR
     -----------------------------------------------------------------
     962548502      HYLAMER 53MM MULTI-CUP                EA    *
     -----------------------------------------------------------------
     962550000      ELITE FLANGED 40FEMORAL PROS.         EA    *
     -----------------------------------------------------------------
     962551000      ELITE EX-HVY FLNGD 40 FEM PROS        EA    *
     -----------------------------------------------------------------
     962553000      ELITE MAGNUM 40 FEMORAL PROSTH        EA    *
     -----------------------------------------------------------------
     962555000      ELITE LONG NECK 1 FEMORAL PROS        EA    *
     -----------------------------------------------------------------
     962558000      ELITE LONG NECK 1 EX-HVY PROS.        EA    *
     -----------------------------------------------------------------
     962557000      ELITE LONG NECK 2 FEMORAL PROS        EA    *
     -----------------------------------------------------------------
     962558000      ELITE LONG NECK 2 EX-HVY PROS         EA    *
     -----------------------------------------------------------------
     962559000      ELITE LONG NECK 1 LONG STEM           EA    *
     -----------------------------------------------------------------
     962560000      ELITE LONG NECK 2 LONG STEM           EA    *
     -----------------------------------------------------------------
     962561000      ELITE CDH EXTRA SMALL FEM PROS        EA    *
     -----------------------------------------------------------------
     962562000      ELITE CDH FEMORAL PROSTHESIS          EA    *
     -----------------------------------------------------------------
     962563000      ELITE 3/4 NECK FEMORAL PROSTHE        EA    *
     -----------------------------------------------------------------
     962564000      ELITE STRAIGHT NARROW STEM 35         EA    *
     -----------------------------------------------------------------
     962565000      ELITE ROUNDBACK 40 NARROW PROS        EA    *
     -----------------------------------------------------------------
     962566000      ELITE ROUNDBACK 40 FEMORL PROS        EA    *
     -----------------------------------------------------------------
     962567000      ELITE MODULAR HD 22225MM +0           EA    *
     -----------------------------------------------------------------
     962569000      ELITE MODULAR HD 26MM -3              EA    *
     -----------------------------------------------------------------
     962570000      ELITE MODULAR HD 26MM +0              EA    *
     -----------------------------------------------------------------
     962572000      ELITE MODULAR HD 28MM -3              EA    *
     -----------------------------------------------------------------
     962573000      ELITE MODULAR HD 28MM +0              EA    *
     -----------------------------------------------------------------
     962574000      ELITE MODULAR HD 32MM -3              EA    *
     -----------------------------------------------------------------
     962575000      ELITE MODULAR HD 32MM +0              EA    *
     -----------------------------------------------------------------
     962600000      ELITE CUP PHANTOM FOR 40MM CUP        EA    *
     -----------------------------------------------------------------
     962601000      ELITE CUP PHANTOM FOR 43MM CUP        EA    *
     -----------------------------------------------------------------
     962602000      ELITE CUP PHANTOM FOR 47MM CUP        EA    *
     -----------------------------------------------------------------
     962603000      ELITE CUP PHANTOM FOR 50MM CUP        EA    *
     -----------------------------------------------------------------
     962605000      ELITE CUP PHANTOM FOR 53MM CUP        EA    *
     -----------------------------------------------------------------
     962606000      TRAY FOR SET OF CUP PHANTOMS          EA    *
     -----------------------------------------------------------------
     962615000      ELITE RASP TR HD 22225MM +0           EA    *
     -----------------------------------------------------------------
     962638000      ELITE TRIAL FEMORAL HEAD TRAY         EA    *
     -----------------------------------------------------------------
     962682000      ELITE RASP TRIAL INTRODUCER           EA    *
     -----------------------------------------------------------------
     962730000      ELITE MODULAR HD 22225MM -3           EA    *
     -----------------------------------------------------------------
     962731000      ELITE MODULAR HD 22225MM +3           EA    *
     -----------------------------------------------------------------
     962732000      ELITE MODULAR HD 26MM +3              EA    *
     -----------------------------------------------------------------
     962734000      ELITE MODULAR HD 28MM +3              EA    *
     -----------------------------------------------------------------
     962735000      ELITE MODULAR HD 32MM +3              EA    *
     -----------------------------------------------------------------
     962736000      ELITE RASP TR HD 22225MM -3           EA    *
     -----------------------------------------------------------------
     962737000      ELITE RASP TR HD 22225MM +3           EA    *
     -----------------------------------------------------------------
     962747000      ELITE MODULAR HD 28MM +6              EA    *
     -----------------------------------------------------------------
     963130000      WROB ANG BORE W/OGEE LT               EA    *
     -----------------------------------------------------------------
     963131000      WROB ANG BORE W/OGEE RT               EA    *
     -----------------------------------------------------------------
     963203000      HARDINGE FEM CEMENT RESTR             EA    *
     -----------------------------------------------------------------

     * Confidential portions omitted and filed seperately with the Commission.

________________________________________________________________________________

     -----------------------------------------------------------------
     COLUMBIA/HCA
     -----------------------------------------------------------------

     -----------------------------------------------------------------
     DEPUY INC.
     -----------------------------------------------------------------
     January 1996
     -----------------------------------------------------------------

     -----------------------------------------------------------------

     -----------------------------------------------------------------

     CATALOG
     -----------------------------------------------------------------
     NUMBER      LONG DESCRIPTION                PUOM       PRICE
     -----------------------------------------------------------------
     963236000   WROB ANGLE BORE CUP LEFT        EA         *
     -----------------------------------------------------------------
     963237000   WROB ANGL BORE CUP RIGHT        EA         *
     -----------------------------------------------------------------
     963968000   HASTINGS TRIAL HEAD SZ 50MM     EA         *
     -----------------------------------------------------------------
     965022040   CHARNLEY STD CUP 22 225/40      EA         *
     -----------------------------------------------------------------
     965022043   CHARNLEY STD CUP 22 225/43      EA         *
     -----------------------------------------------------------------
     965022047   CHARNLEY STD CUP 22 225/47      EA         *
     -----------------------------------------------------------------
     965022050   CHARNLEY STD CUP 22 225/50      EA         *
     -----------------------------------------------------------------
     965022053   CHARNLEY STD CUP 22 225/53      EA         *
     -----------------------------------------------------------------
     965122038   CHARNLEY LPW CUP 22 225/38      EA         *
     -----------------------------------------------------------------
     965122040   CHARNLEY LPW CUP 22 225/40      EA         *
     -----------------------------------------------------------------
     965122043   CHARNLEY LPW CUP 22 225/43      EA         *
     -----------------------------------------------------------------
     965122047   CHARNLEY LPW CUP 22 225/47      EA         *
     -----------------------------------------------------------------
     965122050   CHARNLEY LPW CUP 22 225/50      EA         *
     -----------------------------------------------------------------
     965122053   CHARNLEY LPW CUP 22 225/53      EA         *
     -----------------------------------------------------------------
     965128040   ELITE PLUS LPW CUP 28/40        EA         *
     -----------------------------------------------------------------
     965128043   ELITE PLUS LPW CUP 28/43        EA         *
     -----------------------------------------------------------------
     965128047   ELITE PLUS LPW CUP 28/47        EA         *
     -----------------------------------------------------------------
     965128050   ELITE PLUS LPW CUP 28/50        EA         *
     -----------------------------------------------------------------
     965128053   ELITE PLUS LPW CUP 28/53        EA         *
     -----------------------------------------------------------------
     965222040   CHARNLEY FLANGED CUP 22 225/40  EA         *
     -----------------------------------------------------------------
     965222043   CHARNLEY FLANGED CUP 22 225/43  EA         *
     -----------------------------------------------------------------
     965222047   CHARNLEY FLANGED CUP 22 225/47  EA         *
     -----------------------------------------------------------------
     965222050   CHARNLEY FLANGED CUP 22 225/50  EA         *
     -----------------------------------------------------------------
     965222053   CHARNLEY FLANGED CUP 22 225/53  EA         *
     -----------------------------------------------------------------
     965228040   ELITE PLUS FLANGED CUP 28/40    EA         *
     -----------------------------------------------------------------
     965228043   ELITE PLUS FLANGED CUP 28/43    EA         *
     -----------------------------------------------------------------
     965228047   ELITE PLUS FLANGED CUP 28/47    EA         *
     -----------------------------------------------------------------
     965228050   ELITE PLUS FLANGED CUP 28/50    EA         *
     -----------------------------------------------------------------
     965228053   ELITE PLUS FLANGED CUP 28/53    EA         *
     -----------------------------------------------------------------
     965322040   CHARNLEY OGEE CUP 22 225/40     EA         *
     -----------------------------------------------------------------
     965322043   CHARNLEY OGEE CUP 22 225/43     EA         *
     -----------------------------------------------------------------
     965322047   CHARNLEY OGEE CUP 22 225/47     EA         *
     -----------------------------------------------------------------
     965322050   CHARNLEY OGEE CUP 22 225/50     EA         *
     -----------------------------------------------------------------
     965322053   CHARNLEY OGEE CUP 22 225/53     EA         *
     -----------------------------------------------------------------
     965326040   ELITE PLUS OGEE CUP 26/40       EA         *
     -----------------------------------------------------------------
     965326043   ELITE PLUS OGEE CUP 26/43       EA         *
     -----------------------------------------------------------------
     965326047   ELITE PLUS OGEE CUP 26/47       EA         *
     -----------------------------------------------------------------
     965326050   ELITE PLUS OGEE CUP 26/50       EA         *
     -----------------------------------------------------------------
     965326053   ELITE PLUS OGEE CUP 26/53       EA         *
     -----------------------------------------------------------------
     965328040   ELITE PLUS OGEE CUP 26/40       EA         *
     -----------------------------------------------------------------
     965328043   ELITE PLUS OGEE CUP 26/43       EA         *
     -----------------------------------------------------------------
     965328047   ELITE PLUS OGEE CUP 26/47       EA         *
     -----------------------------------------------------------------
     965322050   ELITE PLUS OGEE CUP 26/50       EA         *
     -----------------------------------------------------------------

     *  Confidential portions omitted and filed separately with the Commission.

                                   Page 40
________________________________________________________________________________

     ----------------------------------------------------------------
     COLUMBIA/HCA
     ----------------------------------------------------------------
     DEPUY INC.
     ----------------------------------------------------------------
     January 1996

     CATALOG
     ----------------------------------------------------------------
     NUMBER         LONG DESCRIPTION                    PUOM    PRICE
     ----------------------------------------------------------------
     985328053      ELITE PLUS OBGE CUP 28/53           EA      *
     ----------------------------------------------------------------
     975015000      IDENTIFIT HEAD 22MM-6MM             EA      *
     ----------------------------------------------------------------
     975016000      IDENTIFIT HEAD 22MM-4MM             EA      *
     ----------------------------------------------------------------
     975017000      IDENTIFIT HEAD 22MM-2MM             EA      *
     ----------------------------------------------------------------
     975018000      IDENTIFIT HEAD 26MM-6MM             EA      *
     ----------------------------------------------------------------
     975019000      IDENTIFIT HEAD 26MM-3MM             EA      *
     ----------------------------------------------------------------
     975020000      IDENTIFIT HEAD 26MM-0MM             EA      *
     ----------------------------------------------------------------
     975021000      IDENTIFIT HEAD 26MM-6MM             EA      *
     ----------------------------------------------------------------
     975022000      IDENTIFIT HEAD 28MM-3MM             EA      *
     ----------------------------------------------------------------
     975023000      IDENTIFIT HEAD 28MM-0MM             EA      *
     ----------------------------------------------------------------
     975024000      IDENTIFIT HEAD 28MM+3MM             EA      *
     ----------------------------------------------------------------
     975025000      IDENTIFIT HEAD 32MM-6MM             EA      *
     ----------------------------------------------------------------
     975026000      IDENTIFIT HEAD 32MM-3MM             EA      *
     ----------------------------------------------------------------
     975027000      IDENTIFIT HEAD 32MM-0MM             EA      *
     ----------------------------------------------------------------
     975029000      IDENTIFIT HEAD 32MM+3MM             EA      *
     ----------------------------------------------------------------
     991110000      ELITE BROACH HANDLE                 EA      *
     ----------------------------------------------------------------
     991110500      ELITE BROACH HANDLE                 EA      *
     ----------------------------------------------------------------
     999006000      ELITE STEM PUSHER                   EA      *
     ----------------------------------------------------------------
     999010000      CHARNLEY 15 STEM OVERLAY            EA      *
     ----------------------------------------------------------------

     * Confidential Portions omitted and filed separately with the Commission.

                                   EXHIBIT B
                                   ---------

--------------------------------------------------------                                            TERMS AND CONDITIONS
                                    ____________________________                                             [ILLEGIBLE
BILL TO COLUMBIA HEALTHCARE CORP.   DEPARTMENT NAME                                                          FINE PRINT]
CORPORATE ACCOUNTING
ONE PARK PLAZA                      ____________________________
P.O. BOX 550                        REQUESTED BY      Phone Ext.
NASHVILLE, TN 37202-0550
                                    ____________________________
                                    LOCATION             FOR ID#

                                    HUM/      5/15       CHARGE ACCT#

VENDOR                              WTS/      ISB/       SPECIAL INSTRUCTIONS

                                                                  ____________________________________________
                                                                  DEPT. HEAD APPROVAL              DATE
                                          DATE SHIPPED    TERM          FOB                    VENDOR NO.

============================================================================================================
LINE          ITEM NO.                    QUAN.      U/M      VENDOR CAT NO. DESCRIPTION    TAX   UNIT   EXT. AMOUNT
                                                                                                  PRICE
=============================================================================================================






































                                                            VENDOR COPY
                                                       FOR OFFICIAL USE ONLY
It is understood that the prices offered to     -------------------------------
Buyer or its affiliates are the lowest prices  Name of Individual Authorized to
offered to anyone based on purchase volumes     Purchase (Type or Print)


                                                --------------------------------
                                                Signature of Individual
                                                Authorized to Purchase

                                  EXHIBIT "C"
                                  -----------

                                COLUMBIA / HCA
                              MEMBERSHIP LISTING

                         Sorted Alphabetical by State

                                ------------------------------------------------
                                 LEGEND
                                  - Acute      -  Acute Care/Med Surg facilities
                                  - Alt Site   -  Alternate Site facilities
                                  - Affl       -  Affiliated facilities
                                  - Psy        -  Psychiatric facilities
                                ------------------------------------------------

GROUP    STATE TYPE           FACILITY                                ADDRESS
-----------------------------------------------------------------------------------------------------------
COLHCA    AK   ACUTE   ALASKA REG HOSPITAL                2801 DEBARR ROAD
HTI       AL   ACUTE   ANDALUSIA HOSPITAL                 849 S. THREE NOTCH ST, P.O. BOX 760
HTI       AL   ACUTE   CRESTWOOD                          ONE HOSPITAL DRIVE
COLHCA    AL   ACUTE   EAST MONTGOMERY MED CTR            400 TAYLOR RD, P.O. BOX 241267
COLHCA    AL   ACUTE   FLORENCE HOSPITAL                  2111 CLOYD BLVD
HTI       AL   ACUTE   FOUR RIVERS MEDICAL CENTER         1015 MEDICAL CENTER PKWY.
COLHCA    AL   ACUTE   MEDICAL CENTER SHOALS              201 AVALON AVENUE, P.O. BOX 3359
COLHCA    AL   ACUTE   MONTGOMERY REG MED CTR             301 SOUTH RIPLEY STREET
COLHCA    AL   ACUTE   NORTHWEST MED CTR                  715 HYW 43 NE, P.O. BOX 1089
HTI       AR   ACUTE   DeQUEEN REGIONAL MEDICAL CTR       1300 HWY 70 WEST
COLHCA    AR   ACUTE   DOCTORS - LITTLE ROCK              6101 WEST CAPITAL AVENUE
HTI       AR   ACUTE   MEDICAL PARK HOSPITAL              2001 SOUTH MAIN STREET
HTI       AZ   ACUTE   EL DORADO                          1400 N WILMOT
COLHCA    AZ   ACUTE   HEALTHWEST REG MED CTR             1947 EAST THOMAS ROAD
HTI       AZ   ACUTE   NORTHWEST HOSPITAL                 6200 N LA CHOLLA BLVD
COLHCA    AZ   ACUTE   PARADISE VALLEY HOSPITAL           3929 EAST BELL ROAD, P.O. BOX 31370
HTI       CA   ACUTE   CHINO VALLEY MEDICAL CENTER        5451 WALNUT AVENUE
HTI       CA   ACUTE   HEALDSBURG GENERAL HOSPITAL        1375 UNIVERSITY AVENUE
COLHCA    CA   ACUTE   HUNTINGTON BEACH MED CTR           17772 BEACH BLVD
COLHCA    CA   ACUTE   LOS ROBLES REG MED CTR             215 W. JANSS ROAD, P.O. BOX 5086
HTI       CA   ACUTE   MISSION BAY MEMORIAL HOSP.         3080 BUNKER HILL STREET
HTI       CA   ACUTE   PALM DRIVE                         501 PETALUMA AVE.
COLHCA    CA   ACUTE   SAN LEANDRO HOSPITAL               13855 EAST 14TH STREET
COLHCA    CA   ACUTE   WEST ANEHEIM MED CTR               3053 WEST ORANGE AVENUE
COLHCA    CA   ACUTE   WEST HILLS REG MED CTR             7300 MEDICAL CENTER DRIVE
HTI       CA   ACUTE   WEST SIDE HOSPITAL                 910 SOUTH FAIRFAX AVENUE
COLHCA    CO   ACUTE   AURORA REG MED CTR                 1501 POTOMAC ST., P.O. BOX 47000
COLHCA    CO   ACUTE   NORTH SUBURBAN MED CTR             9191 GRANT ST, P.O. BOX 291200
COLHCA    FL   ACUTE   AVENTURA HOSPITAL & MED CTR        20900 BISCAYNE BLVD
COLHCA    FL   ACUTE   BAYONET POINT/HUDSON MED CTR       14000 FIVAY ROAD
COLHCA    FL   ACUTE   BRANDON HOSPITAL                   119 OAKFIELD DRIVE
COLHCA    FL   ACUTE   CEDARS MED CTR                     1400 NW 12TH AVENUE
HTI       FL   ACUTE   CLEARWATER COMMUNITY HOSP.         1521 EAST DRUID ROAD
COLHCA    FL   ACUTE   COLUMBIA PARK MED CTR              818 SOUTH MAIN LANE
COLHCA    FL   ACUTE   DADE CITY HOSPITAL                 13100 FT. KING ROAD
COLHCA    FL   ACUTE   DAYTONA MED CTR                    400 N. CLYDE MORRIS BLVD, P.O. BOX 9000
COLHCA    FL   ACUTE   DEERING HOSPITAL                   9333 SW 152nd STREET
COLHCA    FL   ACUTE   DOCTORS HOSP OF SARASOTA           2750 BAHIA VISTA STREET
HTI       FL   ACUTE   EAST POINTE HOSPITAL               1500 LEE BLVD
HTI       FL   ACUTE   EDWARD WHITE MEMORIAL              2323 9TH AVENUE N
COLHCA    FL   ACUTE   ENGLEWOOD COMMUNITY HOSP           700 MEDICAL BLVD
COLHCA    FL   ACUTE   FAWCETT MEMORIAL HOSPITAL          21298 OLEAN BLVD
COLHCA    FL   ACUTE   FORT WALTON BEACH MED              1000 MAR-WALT DRIVE
COLHCA    FL   ACUTE   GULF COAST HOSPITAL                449 WEST 23RD ST, P.O. BOX 15309

                                         FACILITY  BED     MAIN
GROUP    CITY                ZIP            #      CNT    PHONE #
-------------------------------------------------------------
COLHCA   ANCHORAGE           99508          30201   238   907-276-1131
HTI      ANDALUSIA           36340            339    77   205-222-8466
HTI      HUNTSVILLE          35801             13   120   205-882-3100
COLHCA   MONTGOMERY          36124-1767     30121   150   205-277-8330
COLHCA   FLORENCE            33650          30104   155   205-767-8700
HTI      SELMA               36701             46   214   205-672-8461
COLHCA   MUSCLE SHOALS       35662          30108   128   205-386-1600
COLHCA   MONTGOMERY          36104          30134   250   205-269-8000
COLHCA   RUSSELLVILLE        35653          30110   100   205-552-1011
HTI      DEQUEEN             71832            321   122   501-584-4111
COLHCA   LITTLE ROCK         72205-9940     30401   341   501-661-4000
HTI      HOPE                71801          71801    75   501-777-2323
HTI      TUCSON              85712            116   166   602-886-6361
COLHCA   PHOENIX             85016          30301   301   602-241-7600
HTI      TUCSON              85741            694   150   602-742-9000
COLHCA   PHOENIX             85046          30306   140   602-867-1881
HTI      CHINO               91710            421   118   909-464-8600
HTI      HEALDSBURG          95488           6171    49   707-431-6500
COLHCA   HUNTINGTON BEACH    92547          30507   155   714-842-1475
COLHCA   THOUSAND OAKS       91359-5086     30555   204   805-497-2727
HTI      SAN DIEGO           92109           6174   150   619-274-7721
HTI      SEBASTOBOL          95472             45    56   702-823-8511
COLHCA   SAN LEANDRO         94578          30512   136   510-357-6500
COLHCA   ANAHEIM             92804          30502   243   714-827-3000
COLHCA   CONOOGA PARK        91307          30504   236   818-712-4110
HTI      LOS ANGELES         90036           6163    91   213-938-3431
COLHCA   AURORA              80047          30501   200   308-695-2600
COLHCA   THORNTON            80229          30505   200   308-451-7800
COLHCA   AVENTURA            33180          30920   458   305-932-0250
COLHCA   HUDSON              34667          30951   256   813-863-2411
COLHCA   BRANDON             33511          30917   250   813-681-5551
COLHCA   MIAMI               33162          35932   885   305-325-5511
HTI      CLEARWATER          34616           6198   120   813-447-4571
COLHCA   ORLANDO             32501          30905   267   407-649-6111
COLHCA   DADE CITY           33525          30907   120   904-567-6726
COLHCA   DAYTONA BEACH       32120          30912   214   904-239-5000
COLHCA   MIAMI               32157          35957   260   305-251-2500
COLHCA   SARASOTA            34239          30961   168   813-366-1411
HTI      LEHIGH ACRES        33936            408    88   813-369-2101
HTI      ST. PETERSBURG      33713            367   167   813-323-1111
COLHCA   ENGLEWOOD           34273-3978     35952   100   813-475-6571
COLHCA   FORT CHARLOTTE      33952          35953   254   813-629-1181
COLHCA   FT. WALTON BEACH    32547          30909   247   904-862-1111
COLHCA   PANAMA CITY         32406-5309     30930   176   904-769-8341

                                ================================================
                                 LEGEND
      COLUMBIA/HCA                - Acute      -  Acute Care/Med Surg facilities
    MEMBERSHIP LISTING            - Alt Site   -  Alternate Site facilities
                                  - Affl       -  Affiliated facilities
Sorted Alphabetical by State      - Psy        -  Psychiatric facilities
                                 ===============================================

GROUP     STATE   TYPE              FACILITY                             ADDRESS                    CITY               ZIP

================================================================================================================================
COLHCA   FL   ACUTE  GULF COAST HOSPITAL                 13681 DOCTOR'S WAY                         FORT MYERS       33912-XXXX
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  HAMILTON COUNTY MEMORIAL            506 N.W. 4th ST., P.O. BOX 1300            JASPER           32052
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  HARBOUR SHORES HOSPITAL             1860 N. LAWNWOOD CIRCLE, P.O. BOX 1540     PORT PIERCE      34590
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  CENTRAL FLORIDA REGIONAL HOSP       1401 W. SEMINOLE BLVD.                     SANFORD          32771
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  KENDALL REG MED CTR                 11750 BIRD ROAD                            MIAMI            33175-3530
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  LAKE CITY MEDICAL CENTER            1701 WEST DUVAL STREET                     LAKE CITY        32055
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  LARGO MED CTR                       201 - 14th STREET, SW., P.O. BOX 2905      LARGO            34649-2905
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  LAWNWOOD REG MED CTR                1700 SOUTH 23rd ST., P.O. BOX 188          FORT PIERCE      34950-0188
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  L.W. BLAKE HOSPITAL                 2020 - 59th STREET WEST, P.O. BOX 25004    BRADENTON        34205
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MARION COMMUNITY HOSP               1431 SW FIRST AVE, P.O. BOX 2200           OCALA            32671-4338
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MED CTR of PORT ST. LUCIE           1800 S.E. TIFFANY AVE.                     PORT ST. LUCIE   34952
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MEMORIAL MED CTR                    3625 UNIVERSITY BLVD. SO., P.O. BOX 16325  JACKSONVILLE     32216
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MIAMI HEART INSTITUTE NORTH         250 - 63rd STREET                          MIAMI BEACH      33141
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MIAMI HEART INSTITUTE SOUTH         4701 MERIDIAN AVENUE                       MIAMI BEACH      33140
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NEW PART RICHEY HOSPITAL            5637 MARINE PKWY,. P.O. BOX 996            NEW PORT RICHEY  34656
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NORTH FLORIDA REG MED               6500 NEWBERRY ROAD, P.O. BOX 137006        GAINESVILLE      32614-7005
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  NORTH OKALOOSA MED CTR              151 REDSTONE AVE.                          CRESTVIEW        32536
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NORTHSIDE HOSPITAL                  6000 - 49th STREET NORTH                   ST. PETERSBURG   33709
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NORTHWEST REG HOSP                  2801 N. STATE ROAD 7, P.O. BOX 639002      MARGATE          33063-9002
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  OAK HILL HOSPITAL                   11375 CORTEZ BLVD., P.O. BOX 5300          SPRING HILL      34605
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  ORANGE PARK MED CTR                 2001 KINGSLEY AVE. P.O. BOX 2000           ORANGE PARK      32067
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  OSCEOLA REG HOSPITAL                700 WEST OAK STREET                        KISSIMMEE        32741
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  PALM BEACHES MED CTR                2201 - 45th STREET                         WEST PALM BEACH  33407
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  PALM BEACH REGIONAL                 2829 10TH AVENUE NORTH                     LAKE WORTH       33461
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  PALMS WEST                          13001 STATE ROAD 80                        LOXAHATCHEE      33470
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  PEMBROKE PINES HOSPITAL             2301 UNIVERSITY DRIVE                      PEMBROKE PINES   33024
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  PLANTATION GENERAL                  401 N.W. 42ND AVENUE                       PLANTATION       33317
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  POMPANO BEACH MED CTR               800 S.W. THIRD STREET                      POMPANO BEACH    33060
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  PUTNAM COMMUNITY HOSP               HWY 20 WEST., P.O. BOX 778                 PALATKA          32178-0778
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  RAULERSON HOSPITAL                  1796 HWY 441 N., P.O. BOX 1307             OKEECHOBEE       34973-1307
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  SANTA ROSA MEDICAL CENTER           1450 BERRY HILL ROAD                       MILTON           32570
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  SOUTH BAY                           4016 STATE ROAD 674                        SUN CITY CENTER  33570
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  SOUTH SEMINOLE                      555 WEST STATE ROAD 434                    LONGWOOD         32750
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  SOUTHWEST FLORIDA REGIONAL          2727 WINKLER AVENUE                        FORT MEYERS      33176
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  SPECIALTY HOSP. OF JACKSONVILLE     4901 RICHARD STREET                        JACKSONVILLE     32207
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  ST. PETERSBURG GENERAL HOSP         6500 - 38TH AVE NORTH, P.O. BOX 13096      ST. PETERSBURG   33710
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  TALLAHASSEE COMMUNITY HOSP          2626 CAPITAL MEDICAL BLVD.                 TALLAHASSEE      32308-4402
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  TWIN CITIES HOSPITAL                2190 HWY 85 N, P.O. BOX 3X64               NICEVILLE        32578-3164
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  UNIVERSITY HOSPITAL                 7201 N UNIVERSITY DRIVE                    TAMARAC          33321
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  WEST FLORIDA REG MED CTR            8383 NORTH DAVIS HWY, P.O. BOX 18900       PENSACOLA        32523-8900
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  WEST SIDE REG MED CTR               8201 WEST BROWARD BLVD.                    PLANTATION       33324
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  WINTER PARK MEMORIAL HOSP           200 NORTH LAKEMONT AVE.                    WINTER PARK      32792
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  AUGUSTA REG MED CTR                 3651 WHEELER ROAD                          AUGUSTA          3XXXX
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  BARROW MEDICAL CENTER               316 NORTH BROAD ST., P.O. BOX 768          WINDER           30X80
--------------------------------------------------------------------------------------------------------------------------------

                                                        FACILITY  BED        MAIN
GROUP     STATE   TYPE              FACILITY               #      CNT       PHONE #

=======================================================================================

COLHCA   FL   ACUTE  GOLF COAST HOSPITAL                 35954    120   813-768-5000
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  HAMILTON COUNTY MEMORIAL            36993     42   904-792-2101
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  HARBOUR SHORES HOSPITAL             30X59     60   407-466-1500
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  CENTRAL FLORIDA REGIONAL HOSP       30X53    226   407-321-4500
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  KENDALL REG MED CTR                 35941    412   305-223-3000
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  LAKE CITY MEDICAL CENTER            6210      75   904-752-2922
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  LARGO MED CTR                       30936    256   813-586-1411
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  LAWNWOOD REG MED CTR                30X32    335   407-461-4000
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  L.W. BLAKE HOSPITAL                 30X49    383   813-792-6611
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MARION COMMUNITY HOSP               30927    190   904-732-2700
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MED CTR of PORT ST. LUCIE           30X96    150   407-335-4000
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MEMORIAL MED CTR                    36957    473   904-399-6111
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MIAMI HEART INSTITUTE NORTH         3592X    273   305-672-1111
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MIAMI HEART INSTITUTE SOUTH         35930    531   305-672-1111
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NEW PART RICHEY HOSPITAL            30941    414   813-848-1733
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NORTH FLORIDA REG MED               30918    267   904-333-4000
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  NORTH OKALOOSA MED CTR                165    110   904-689-X100
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NORTHSIDE HOSPITAL                  30X50    301   813-521-4411
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NORTHWEST REG HOSP                  30995    150   305-974-0X00
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  OAK HILL HOSPITAL                   30997    150   904-596-6632
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  ORANGE PARK MED CTR                 30913    224   908-276-8500
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  OSCEOLA REG HOSPITAL                30902    169   407-846-2X66
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  PALM BEACHES MED CTR                30923    250   407-842-6141
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  PALM BEACH REGIONAL                   345    200   407-967-7800
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  PALMS WEST                            477    107   407-796-3X00
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  PEMBROKE PINES HOSPITAL             35912    304   305-962-9650
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  PLANTATION GENERAL                     56    264   305-587-5010
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  POMPAND BEACH MED CTR               30921    273   305-782-2000
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  PUTNAM COMMUNITY HOSP               30929    161   904-328-5711
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  RAULERSON HOSPITAL                  30X33    101   813-763-2151
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  SANTA ROSA MEDICAL CENTER             337    153   904-626-7762
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  SOUTH BAY                             642    112   813-634-3301
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  SOUTH SEMINOLE                        644    12X   407-767-1200
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  SOUTHWEST FLORIDA REGIONAL          35955    400   813-939-1147
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  SPECIALTY HOSP. OF JACKSONVILLE     36956    107   904-737-3120
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  ST. PETERSBURG GENERAL HOSP         30X01    219   813-384-1414
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  TAILAHASSEE COMMUNITY HOSP          30X54    180   904-656-5000
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  TWIN CITIES HOSPITAL                30948     75   904-678-4131
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  UNIVERSITY HOSPITAL                 35940    269   305-721-2200
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  WEST FLORIDA REG MED CTR            30XXX    547   904-494-4000
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  WEST SIDE REG MED CTR               30XXX    204   305-473-6600
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  WINTER PARK MEMORIAL HOSP           35977    339   407-646-7000
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  AUGUSTA REG MED CTR                 31008    374   706-863-3232
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  BARROW MEDICAL CENTER                6200     60   401-867-3400
---------------------------------------------------------------------------------------

                                    ===========================================
                                                    LEGEND
          COLUMBIA / HCA             - Acute    - Acute Care/Med Surg facilities
        MEMBERSHIP  LISTING          - Alt Site - Alternate Site facilities
                                     - Affl     - Affiliated facilities
   Sorted Alphabetical by State      - Psy      - Psychiatric facilities
                                     ===========================================

GROUP     STATE   TYPE              FACILITY                             ADDRESS                    CITY            ZIP
=================================================================================================================================
COLHCA     GA      ACUTE CARTERSVILLE MED CTR             960 JOE FRANK HARRIS PKWY,P.O. BOX 200008 CARTERSVILLE
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE COLISEUM MED CTR                  350 HOSPITAL DRIVE                        MACON           31213
---------------------------------------------------------------------------------------------------------------------------------
HTI        GA      ACUTE DOCTORS - COLUMBUS               616 19TH STREET                           COLUMBUS        31902
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE DUNWOODY MED CTR                 4575 N SHALLOWFORD ROAD                   ATLANTA         30838
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE EASTSIDE MED CTR                 1700 MEDICAL WAY, P.O. BOX 587            SNELLVILLE      30278
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE FAIRVIEW PARK HOSPITAL           200 INDUSTRIAL BLVD, P.O. BOX 1408        DUBLIN          31040-1405
---------------------------------------------------------------------------------------------------------------------------------
HTI        GA      ACUTE LANIER PARK REGIONAL HOSP        675 WHITE SULPHER ROAD                    GAINSVILLE      30501
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE METROPOLITAN HOSPITAL            3223 HOWELL MILL ROAD, N.W.               ATLANTA         30827
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE NORTHLAKE REG MED CTR            1455 MONTREAL ROAD                        ATLANTA         30085
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE PALMYRA MED CTRS                 2000 PALMYRA ROAD, P.O. BOX 1908          ALBANY          31708-1908
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE PARKWAY MED CTR                  1000 THORNTON ROAD, P.O. BOX 570          LITHIA SPRINGS  30057
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE PEACHTREE RED HOSPITAL           60 HOSPITAL ROAD                          NEWNAN          30263
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE REDMOND REG MED CTR              501 REDMOND RD, P.O. BOX 107001           ROME            30164-7001
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE WEST PACES MED CTR               3200 HOWELL MILL ROAD, NW                 ATLANTA         30127-4101
---------------------------------------------------------------------------------------------------------------------------------
HTI        ID      ACUTE EASTERN IDAHO REGIONAL           3100 CHANNING WAY                         IDAHO FALLS     83404
---------------------------------------------------------------------------------------------------------------------------------
HTI        ID      ACUTE WEST VALLEY MED CTR              1717 ARLINGTON AVE.                       CALDWELL        8360X-4864
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     IL      ACUTE GRANT HOSPITAL of CHICAGO        550 WEST WEBSTER                          CHICAGO         60614
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     IL      ACUTE HOFFMAN ESTATES MED CTR          1555 N BARRINGTON ROAD                    HOFFMAN ESTATES 60194
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     IL      ACUTE MICHAEL REESE HOSP & MED CTR     2029 S ELLIS STREET                       CHICAGO         60616
---------------------------------------------------------------------------------------------------------------------------------
HTI        IN      ACUTE TERREHAUTE                       601 HOSPITAL LANE                         TERREHAUTE      47X02
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     IN      ACUTE THE WOMEN'S HOSP - INDIANAPOLIS  8111 TOWNSHIP LINE RD, P.O. BOX 80430     INDIANAPOLIS    46260
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KS      ACUTE OVERLAND PARK REG MED CTR        10500 QUIVIRA ROAD                        OVERLAND PARK   66215
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KS      ACUTE WESLEY MED CTR                   550 N HILLSIDE AVE, P.O. BOX 47930        WICHITA         67201-7930
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KS      ACUTE WESTERN PLAINS REG HOSPITAL      3001 AVENUE A. P.O. BOX 1478              DODGE CITY      67X01
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE AUDUBON REG MED CTR              ONE AUDUBON PLAZA DRIVE                   LOUISVILLE      40217
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE BLUEGRASS REG MED CTR            299 KING'S DAUGHTERS DRIVE                FRANKFORT       40601
---------------------------------------------------------------------------------------------------------------------------------
HTI        KY      ACUTE BOURBON GENERAL                  #9 LINVILLE DRIVE                         PARIS           40861
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE BROWN CANCER CTR                 529 S. JACKSON STREET                     LOUISVILLE      40202
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE GREENVIEW HOSPITAL               1801 ASHLEY CIRCLE, P.O. BOX 90024        BOWLING GREEN   42101-9024
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE LAKE CUMBERLAND REG HOSPITAL     305 LANGDON STREET, P.O. BOX 620          SOMERSET        42501
---------------------------------------------------------------------------------------------------------------------------------
HTI        KY      ACUTE LOGAN MEMORIAL                   1625 S. NASHVILLE ROAD                    RUSSELVILLE     42276
---------------------------------------------------------------------------------------------------------------------------------
HTI        KY      ACUTE MEADOWVIEW REGIONAL              989 WEST HWY 10                           MAYSVILLE       41056
---------------------------------------------------------------------------------------------------------------------------------
HTI        KY      ACUTE PINELAKE MED CTR                 1099 MEDICAL CENTER CIRCLE                MAYFIELD        42066
---------------------------------------------------------------------------------------------------------------------------------
HTI        KY      ACUTE SCOTT GENERAL                    1140 LEXINGTON ROAD                       GEORGETOWN      40824
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE SOUTHWEST HOSPITAL               9820 THIRD STREET ROAD                    LOUISVILLE      40272
---------------------------------------------------------------------------------------------------------------------------------
HTI        KY      ACUTE SPRING VIEW                      3201 LORRETTA ROAD                        LEBANON         42066
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE SUBURBAN MED CTR                 4001 DUTCHMANS LANE                       LOUISVILLE      40207
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE UNIVERSITY of LOUISVILLE HOSP    530 S JACKSON STREET                      LOUISVILLE      40202
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE AVOYELLES HOSPITAL               HWY 1191 BLUE TOWN RD, P.O. BOX 255       MARKSVILLE      71351
---------------------------------------------------------------------------------------------------------------------------------
HTI        LA      ACUTE DAUTERIVE                        600 N. LEWIS                              NEW IBERIA      70560
---------------------------------------------------------------------------------------------------------------------------------
HTI        LA      ACUTE DOCTORS HOSP. - OPELOUSAS        5101 HIGHWAY 167 SOUTH                    OPELOUSAS       70570
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE HIGHLAND HOSPITAL                1453 E BERT XXXXX IND LOOP                SHREVEPORT      71105-60XX
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE LAKE AREA MED CTR                4200 NELSON ROAD                          LAKE CHARLES    70605
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE LAKELAND MED CTR                 6000 BULLARD ROAD, P.O. BOX 29487         NEW ORLEANS     70189
---------------------------------------------------------------------------------------------------------------------------------

                                                      FACILITY      BED      MAIN
GROUP     STATE   TYPE              FACILITY              #         CNT     PHONE #
==========================================================================================
COLHCA     GA      ACUTE CARTERSVILLE MED CTR            31035       80  404-382-1530
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE COLISEUM MED CTR                 31051      250  912-745-9461
------------------------------------------------------------------------------------------
HTI        GA      ACUTE DOCTORS - COLUMBUS                353      252  706-571-4262
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE DUNWOODY MED CTR                31024      168  404-454-2000
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE EASTSIDE MED CTR                31005      122  404-736-2572
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE FAIRVIEW PARK HOSPITAL          31054      190  912-275-2000
------------------------------------------------------------------------------------------
HTI        GA      ACUTE LANIER PARK REGIONAL HOSP         108      124  404-503-3000
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE METROPOLITAN HOSPITAL           31025       64  404-351-0500
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE NORTHLAKE REG MED CTR           31055      120  404-270-3000
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE PALMYRA MED CTRS                31050      248  912-434-2000
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE PARKWAY MED CTR                 31053      320  404-732-7650
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE PEACHTREE RED HOSPITAL          31002      144  404-253-1912
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE REDMOND REG MED CTR             31052      201  705-291-0291
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE WEST PACES MED CTR              31056      294  404-351-0351
------------------------------------------------------------------------------------------
HTI        ID      ACUTE EASTERN IDAHO REGIONAL            310      246  208-529-6111
------------------------------------------------------------------------------------------
HTI        ID      ACUTE WEST VALLEY MED CTR                92      150  208-459-4641
------------------------------------------------------------------------------------------
COLHCA     IL      ACUTE GRANT HOSPITAL OF CHICAGO       31316      479  312-883-2000
------------------------------------------------------------------------------------------
COLHCA     IL      ACUTE HOFFMAN ESTATES MED CTR         31304      356  708-843-2000
------------------------------------------------------------------------------------------
COLHCA     IL      ACUTE MICHAEL REESE HOSP & MED CTR    31310      955  312-791-2000
------------------------------------------------------------------------------------------
HTI        IN      ACUTE TERREHAUTE                         97      284  812-232-0021
------------------------------------------------------------------------------------------
COLHCA     IN      ACUTE THE WOMEN'S HOSP - INDIANAPOLIS 31402      182  317-875-5994
------------------------------------------------------------------------------------------
COLHCA     KS      ACUTE OVERLAND PARK REG MED CTR       31602      400  913-541-5000
------------------------------------------------------------------------------------------
COLHCA     KS      ACUTE WESLEY MED CTR                  31608      760  316-688-2468
------------------------------------------------------------------------------------------
COLHCA     KS      ACUTE WESTERN PLAINS REG HOSPITAL     31601      100  316-225-8400
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE AUDUBON REG MED CTR             31702      480  502-636-7111
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE BLUEGRASS REG MED CTR           31768      190  502-875-5240
------------------------------------------------------------------------------------------
HTI        KY      ACUTE BOURBON GENERAL                   319       60  606-987-3600
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE BROWN CANCER CTR                31732        0  502-562-3000
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE GREENVIEW HOSPITAL              31767      211  502-793-1000
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE LAKE CUMBERLAND REG HOSPITAL    31709      227  606-679-7441
------------------------------------------------------------------------------------------
HTI        KY      ACUTE LOGAN MEMORIAL                    516      100  502-726-4011
------------------------------------------------------------------------------------------
HTI        KY      ACUTE MEADOWVIEW REGIONAL               595      111  606-759-5311
------------------------------------------------------------------------------------------
HTI        KY      ACUTE PINELAKE MED CTR                   18      116  502-247-4288
------------------------------------------------------------------------------------------
HTI        KY      ACUTE SCOTT GENERAL                     635       75  502-868-1213
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE SOUTHWEST HOSPITAL              31713      150  502-933-8100
------------------------------------------------------------------------------------------
HTI        KY      ACUTE SPRING VIEW                       328      113  502-692-5150
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE SUBURBAN MED CTR                31701      380  502-893-1000
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE UNIVERSITY OF LOUISVILLE HOSP   31730      404  502-562-5000
------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE AVO YELLES HOSPITAL             31801       55  318-253-8611
------------------------------------------------------------------------------------------
HTI        LA      ACUTE DAUTERIVE                         431      105  318-365-7311
------------------------------------------------------------------------------------------
HTI        LA      ACUTE DOCTORS HOSP. - OPELOUSAS       6193       101  318-948-2100
------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE HIGHLAND HOSPITAL               31833      126  318-798-4300
------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE LAKE AREA MED CTR               31822       80  318-474-6370
------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE LAKELAND MED CTR                31817      130  504-241-6335
------------------------------------------------------------------------------------------

                                     ===========================================
                                     LEGEND
          COLUMBIA / HCA             - Acute    - Acute Care/Med Surg facilities
        MEMBERSHIP  LISTING          - Alt Site - Alternate Site facilities
                                     - Affl     - Affiliated facilities
   Sorted Alphabetical by State      - Psy      - Psychiatric facilities
                                     ===========================================

GROUP     STATE  TYPE               FACILITY                             ADDRESS                      CITY            ZIP

==================================================================================================================================

HTI        LA    ACUTE   LAKESIDE                             4700 I-10 SERVICE ROAD                  METAIRIE       70001
----------------------------------------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   LAKEVIEW MEDICAL CENTER              ONE PARK PLACE                          COVINGTON      70434
----------------------------------------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   LOUISIANA MATERIALS MANAGEMENT CTR   100 EAST COLEMAN AVENUE                 HAMMOND        70401
----------------------------------------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   MEDICAL CENTER OF SW LA              2810 AMBASSADOR CAFFERY PKWY.           LAFAYETTE      70506
----------------------------------------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   MEDICAL CTR BATON ROUGE              17000 MEDICAL CTR DRIVE                 BATON ROUGE    70816
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   NORTH MONROE HOSPITAL                3421 MEDICAL PARK DR., P.O. BOX 7050    MONROE         71211-7050
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   OAKDALE COMMUNITY HOSPITAL           130 N. HOSPITAL DRIVE, P.O. BOX 629     OAKDALE        71463
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   RAPIDES GENERAL HOSPITAL             211 FOURTH STREET, P.O. BOX 30101       ALEXANDRIA     71301
----------------------------------------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   RIVER VIEW MEDICAL CENTER            1125 WEST LOUISIANA HIGHWAY 30          GONZALES       70737
----------------------------------------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   SAVOY MEDICAL CTR                    801 POINCIANA AVENUE                    MAMOU          70554
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   SPRINGHILL MED CTR                   2001 DOCTORS DRIVE, P.O. BOX 917        SPRINGHILL     71075
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   TULANE UNIVERSITY HOSP & CLINIC      1415 TULANE AVENUE                      NEW ORLEANS    70112
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   VILLE PIATTE MED CTR                 800 E. MAIN STREET, P.O. BOX 349        VILLE PLATTE   70586
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   WINN PARISH MED CTR                  301 BOUNDARY STREET, P.O. BOX 152       WINNFIELD      71483
----------------------------------------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   WOMEN'S AND CHILDREN'S HOSP          4600 AMBASSADOR CAFFERY PKWY            LAFAYETTE      70508
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     MO    ACUTE   INDEPENDENCE REG HEALTH CTR          1509 W. TRUMAN ROAD                     INDEPENDENCE   64050
----------------------------------------------------------------------------------------------------------------------------------
HTI        MO    ACUTE   SPRINGFIELD COMMUNITY HOSP           3535 SOUTH NATIONAL AVENUE              SPRINGFIELD    65807
----------------------------------------------------------------------------------------------------------------------------------
HTI        MS    ACUTE   GARDENPARK COMMUNITY HOSP            1520 BROAD AVENUE                       GULFPORT       39501
----------------------------------------------------------------------------------------------------------------------------------
HTI        MS    ACUTE   VICKSBURG                            1111 N. FRONTAGE ROAD                   VICKSBURG      39181
----------------------------------------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   BRUNSWICK HOSPITAL                   HIGHWAY 17                              SUPPLY         28462
----------------------------------------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   DAVIS COMMUNITY                      OLD MOCKSVILLE ROAD                     STATESVILLE    28677
----------------------------------------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   HERITAGE                             111 HOSPITAL DRIVE                      TARBORO        27886
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NC    ACUTE   HIGHSMITH-RAINEY MEMORIAL HOSP       150 ROBESON STREET                      FAYETTEVILLE   28301-5570
----------------------------------------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   PRESBYTERIAN ORTHOPAEDIC             1901 RANDOLPH ROAD                      CHARLOTTE      28207
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NC    ACUTE   RALEIGH COMMUNITY HOSPITAL           3400 WAKE FOREST ROAD, P.O.BOX 28280    RALEIGH        27611-8250
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NH    ACUTE   PARKLAND MED CTR                     ONE PARKLAND DRIVE                      DERRY          08088
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NH    ACUTE   PORTSMOUTH REG HOSPITAL              343 BORTHWICK AVE., P.O. BOX 7004       PORTSMOUTH     05802-7004
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NM    ACUTE   GUADALUPE MED CTR                    2430 WEST PIERCE STREET                 CARLSBAD       88220-3597
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NM    ACUTE   LEA REGIONAL HOSPITAL                5419 N. LOVINGTON HWY., P.O. BOX 3000   HOBBS          88240-3000
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NV    ACUTE   SUNRISE CHILDREN'S HOSPITAL          3186 MARYLAND PARKWAY                   LAS VEGAS      89109
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NV    ACUTE   SUNRISE HOSPITAL & MED CTR           3186 MARYLAND PARKWAY                   LAS VEGAS      89109
----------------------------------------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   CLAREMORE REGIONAL HOSPITAL          1202 NORTH MUSKOGEE STREET              CLAREMORE      74017
----------------------------------------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   DOCTORS MEDICAL CENTER               2323 SOUTH HARVARD                      TULSA          74114
----------------------------------------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   EDMOND REGIONAL MED CTR              1 SOUTH BRYANT                          EDMOND         73084
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     OK    ACUTE   PRESBYTERIAN HOSPITAL                700 N.E. 13TH STREET                    OKLAHOMA CITY  73701-5070
----------------------------------------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   SOUTHWESTERN MEDICAL CENTER          5602 S.W. LEE BLVD                      LAWTON         73506
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     OK    ACUTE   ST. MARY'S HOSPITAL                  306 SOUTH FIFTH AVE., P.O. BOX 232      ENID           73701-5899
----------------------------------------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   WAGONER COMMUNITY                    1200 WEST CHEROKEE                      WAGONER        74467
----------------------------------------------------------------------------------------------------------------------------------
HTI        OR    ACUTE   DOUGLAS COMMUNITY                    738 WEST HARVARD BLVD.                  ROSEBURG       97470
----------------------------------------------------------------------------------------------------------------------------------
HTI        OR    ACUTE   MCMINNVILLE COMMUNITY                600 S. BAKER STREET                     MCMINNVILLE    97128-6498
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     SC    ACUTE   AIKIN REGIONAL MED CTR               202 UNIVERSITY PKWY., P.O. BOX 1117     AIKEN          29802
----------------------------------------------------------------------------------------------------------------------------------
HTI        SC    ACUTE   CHESTERFIELD GENERAL                 HIGHWAY 9                               CHERAW         29520
----------------------------------------------------------------------------------------------------------------------------------
HTI        SC    ACUTE   COLLETON REGIONAL                    501 ROBERTSON BLVD                      WALTERBORO     29488
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     SC    ACUTE   GRAND STRAND GENERAL HOSPITAL        809-82nd-PKWY., P.O. BOX 7500 DUNES     MYRTE BEACH    29572
                                                              STATION
----------------------------------------------------------------------------------------------------------------------------------


GROUP     STATE  TYPE               FACILITY                   FACILITY      BED        MAIN
                                                                  #          CNT       PHONE #
=====================================================================================================

HTI        LA    ACUTE   LAKESIDE                                  34                504-885-3333
-----------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   LAKEVIEW MEDICAL CENTER                 6194        104     504-892-5900
-----------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   LOUISIANA MATERIALS MANAGEMENT CTR                          504-542-2022
-----------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   MEDICAL CENTER OF SW LA                  450        166     318-981-2949
-----------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   MEDICAL CTR BATON ROUGE                  666        228     504-752-2470
-----------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   NORTH MONROE HOSPITAL                  31834        220     318-388-1946
-----------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   OAKDALE COMMUNITY HOSPITAL             31803         60     318-825-3700
-----------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   RAPIDES GENERAL HOSPITAL               31840        309     318-473-3000
-----------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   RIVER VIEW MEDICAL CENTER               6201        104     304-647-3000
-----------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   SAVORY MEDICAL CTR
-----------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   SPRINGHILL MED CTR                     31806         86     318-539-9161
-----------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   TULANE UNIVERSITY HOSP & CLINIC                     269
-----------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   VILLE PIATTE MED CTR                   31806        124     318-363-5684
-----------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   WINN PARISH MED CTR                    31802        103     318-628-2721
-----------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   WOMEN'S AND CHILDREN'S HOSP              637         70     318-981-9100
-----------------------------------------------------------------------------------------------------
COLHCA     MO    ACUTE   INDEPENDENCE REG HEALTH CTR            32501        366     816-836-8100
-----------------------------------------------------------------------------------------------------
HTI        MO    ACUTE   SPRINGFIELD COMMUNITY HOSP              6231        200     417-882-4700
-----------------------------------------------------------------------------------------------------
HTI        MS    ACUTE   GARDENPARK COMMUNITY HOSP               6211        120     601-864-4210
-----------------------------------------------------------------------------------------------------
HTI        MS    ACUTE   VICKSBURG                                625        144     601-636-2611
-----------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   BRUNSWICK HOSPITAL                       480         60     910-754-8121
-----------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   DAVE COMMUNITY                           593        149     704-873-0281
-----------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   HERITAGE                                 614        127     919-641-7700
-----------------------------------------------------------------------------------------------------
COLHCA     NC    ACUTE   HIGHSMITH-PLAINEY MEMORIAL HOSP        33312        150     910-609-1100
-----------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   PRESBYTERIAN ORTHOPAEDIC                 461        166     704-375-6792
-----------------------------------------------------------------------------------------------------
COLHCA     NC    ACUTE   RALEIGH COMMUNITY HOSPITAL             33311        230     919-954-3000
-----------------------------------------------------------------------------------------------------
COLHCA     NH    ACUTE   PARKLAND MED CTR                       32905         86     608-432-1500
-----------------------------------------------------------------------------------------------------
COLHCA     NH    ACUTE   PORTSMOUTH REG HOSPITAL                32902        144     608-436-5110
-----------------------------------------------------------------------------------------------------
COLHCA     NM    ACUTE   GUADALUFE MED CTR                      33101        138      506-887-4100
-----------------------------------------------------------------------------------------------------
COLHCA     NM    ACUTE   LEA REGIONAL HOSPITAL                  33102        250      505-392-6581
-----------------------------------------------------------------------------------------------------
COLHCA     NV    ACUTE   SUNRISE CHILDREN'S HOSPITAL            32801          0      702-731-8000
-----------------------------------------------------------------------------------------------------
COLHCA     NV    ACUTE   SUNRISE HOSPITAL & MED CTR             32801        688      702-731-8000
-----------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   CLAREMORE REGIONAL HOSPITAL             6216        101      918-341-2556
-----------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   DOCTORS MEDICAL CENTER                  6223        221      918-744-4000
-----------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   EDMOND REGIONAL MED CTR                  136         98      405-341-6100
-----------------------------------------------------------------------------------------------------
COLHCA     OK    ACUTE   PRESBYTERIAN HOSPITAL                  33608        396      405-271-5100
-----------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   SOUTHWESTERN MEDICAL CENTER             6241        109      405-531-4700
-----------------------------------------------------------------------------------------------------
COLHCA     OK    ACUTE   ST. MARY'S HOSPITAL                    33609        277      405-233-6100
-----------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   WAGONER COMMUNITY                        368        100      918-485-5514
-----------------------------------------------------------------------------------------------------
HTI        OR    ACUTE   DOUGLAS COMMUNITY                        169         98      509-673-6641
-----------------------------------------------------------------------------------------------------
HTI        OR    ACUTE   MCMINNVILLE COMMUNITY                     49         73      509-472-6131
-----------------------------------------------------------------------------------------------------
COLHCA     SC    ACUTE   AIKIN REGIONAL MED CTR                 34007        225      808-641-5000
-----------------------------------------------------------------------------------------------------
HTI        SC    ACUTE   CHESTERFIELD GENERAL                     391         72      808-537-7881
-----------------------------------------------------------------------------------------------------
HTI        SC    ACUTE   COLLETON REGIONAL                        391        145      808-549-6371
-----------------------------------------------------------------------------------------------------
COLHCA     SC    ACUTE   GRAND STRAND GENERAL HOSPITAL          34008        172      808-449-4411
-----------------------------------------------------------------------------------------------------

                                     ===========================================
                                                    LEGEND
          COLUMBIA / HCA             - Acute    - Acute Care/Med Surg facilities
        MEMBERSHIP  LISTING          - Alt Site - Alternate Site facilities
                                     - Affl     - Affiliated facilities
   Sorted Alphabetical by State      - Psy      - Psychiatric facilities
                                     ===========================================


GROUP     STATE  TYPE               FACILITY                             ADDRESS                      CITY              ZIP

==================================================================================================================================

HTI         SC   ACUTE   MARLBORO PARK                        RT.4 HWY.9                              BENNETTSVILLE    29512
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      SC   ACUTE   SUMMERVILLE MED CTR                  295 MIDLAND PARKWAY                     SUMMERVILLE      29485
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      SC   ACUTE   TRIDENT REGIONAL MED CTR             9330 MEDICAL PLAZA DRIVE                CHARLESTON       29405-9195
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   ATHENS COMMUNITY HOSPITAL            1114 WEST MADISON AVE. P.O. BOX 250     ATHENS           37371-0250
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   CENTENNIAL MED CTR at PARK VIEW      2300 PATTERSON ST., P.O. BOX 1225       NASHVILLE        37202-1225
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   CROCKETT                             U.S. HWY. 43 SOUTH                      LAWRENCEBURG     38464
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   EAST RIDGE HOSPITAL                  941 SPRING CREEK ROAD                   EAST RIDGE       37412
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   HENDERSONVILLE                       355 NEW SHACKLE ISLAND ROAD             HENDERSONVILLE   37075
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   INDIAN PATH MEDICAL CTR              2000 BROOKSIDE DRIVE                    KINGSPORT        37660-4682
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   JOHNSON CITY SPECIALTY HOSP.         208 E. WATAUGA AVE                      JOHNSON CITY     37602
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   LIVINGSTON REGIONAL                  315 OAK STREET                          LIVINGSTON       38570
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   NASHVILLE MEMORIAL HOSPITAL          612 WEST DUE WEST AVENUE                NASHVILLE        37115
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   NORTHSIDE                            401 PRINCETON ROAD                      JOHNSON CITY     37601
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   PARKRIDGE MED CTR                    2333 McCALLIE AVENUE                    CHATTANOOGA      37404-3285
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   REGIONAL HOSPITAL of JACKSON         367 HOSPITAL BLVD. P.O. BOX 3310        JACKSON          38305-0810
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   RIVER PARK                           1510 SPARTA STREET                      MCMINNVILLE      37110
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SMITH COUNTY                         NORTH MAIN STREET                       CARTHAGE         37080
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SOUTH PITTSBURG                      210 W. 12TH STREET                      SOUTH PITTSBURG  37380
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   SOUTHERN HILLS MED CTR               391 WALLACE ROAD, P.O. BOX 111359       NASHVILLE        37211
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SOUTHERN TN MED CTR                  185 HOSPITAL ROAD                       WINCHESTER       37398
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   STONES RIVER                         DOOLITTLE ROAD                          WOODBURY         37190
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   SUMMIT MED CTR                       5655 FIRST BLVD.                        HERMITAGE        37076
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SYCAMORE SHOALS                      1501 WEST ELK AVENUE                    ELIZABETHTON     37643
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   TRINITY                              MAIN STREET                             ERIN             37061
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   VOLUNTEER GENERAL HOSPITAL           161 MT. PELIA RD, P.O. BOX 967          MARTIN           38237
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   ALICE PHYSICIAN & SURGEONS           300 EAST THIRD STREET                   ALICE            78332
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   ALVIN COMMUNITY HOSP                 301 MEDIC LANE                          ALVIN            77511
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   ANGELO COMMUNITY HOSPITAL            3501 KNICKERBOCKER ROAD                 SAN ANGELO       76904-7698
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   ARLINGTON MED CTR                    3301 MATLOCK ROAD                       ARLINGTON        76015
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   AUSTIN DIAGNOSTIC CENTER             911 W. 36TH, SUITE 200                  AUSTIN           76706
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BAY AREA MED CTR                     7101 S. PADRE ISLAND DRIVE              CORPUS CHRISTI   76412
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   BAYSHORE MEDICAL CENTER              4000 SPENCER HWY.                       PASADENA         77504
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BEAUMONT REGIONAL MED CTR            3080 COLLEGE ST., P.O. BOX 5817         BEAUMONT         77626-5817
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BELAIRE GENERAL HOSPITAL             5314 DASHWOOD                           HOUSTON          77081
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BRAZOS VALLEY MED CTR                1604 ROCK PRAIRIE ROAD                  COLLEGE STATION  77842-3500
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   BROWNWOOD REGIONAL                   BURNETTE CARMICHAEL                     BROWNWOOD        76801
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   CLEAR LAKE REG MED CTR               500 MEDICAL CENTER BLVD                 WEBSTER          77598
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   COASTAL BEND HOSPITAL                1711 WEST WHEELER AVENUE                ARKANSAS PASS    78336
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   COLUMBIA MED CTR - WEST              1801 N OREGON                           EL PASO          79902
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   COLUMBIA MED CTR - EAST              10801 GATEWAY BLVD WEST                 EL PASO          79925
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   CORONADO                             ONE MEDICAL PLAZA                       PAMPA            79065
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   DENTON COMMUNITY HOSPITAL            207 NORTH BONNIE BRAE                   DENTON           76201
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   DENTON REGIONAL MED CTR              404 NORTH I-35                          DENTON           76201
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   DETAR                                506 E. SAN ANTONIO STREET               VICTORIA         77901
----------------------------------------------------------------------------------------------------------------------------------



GROUP     STATE  TYPE               FACILITY                   FACILITY      BED        MAIN
                                                                  #          CNT       PHONE #
=====================================================================================================

HTI         SC   ACUTE   MARLBORO PARK                           404         111     808-479-2681
-----------------------------------------------------------------------------------------------------
COLHCA      SC   ACUTE   SUMMERVILLE MED CTR                   34005         100     808-832-5000
-----------------------------------------------------------------------------------------------------
COLHCA      SC   ACUTE   TRIDENT REGIONAL MED CTR              34001         361     808-797-7000
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   ATHENS COMMUNITY HOSPITAL             34226         118     615-745-1411
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   CENTENNIAL MED CTR at PARK VIEW       34222         241     615-342-4700
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   CROCKETT                                 63         106     615-762-6571
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   EAST RIDGE HOSPITAL                   34206         128     615-894-7870
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   HENDERSONVILLE                          447         120     615-264-4000
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   INDIAN PATH MEDICAL CTR               34225         295     615-392-7000
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   JOHNSON CITY SPECIALTY HOSP.            603          38     615-926-1111
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   LIVINGSTON REGIONAL                       4         106     615-823-5611
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   NASHVILLE MEMORIAL HOSPITAL            6020         314     615-865-3511
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   NORTHSIDE                               351         154     615-282-4111
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   PARKRIDGE MED CTR                     34224         296     615-696-6061
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   REGIONAL HOSPITAL of JACKSON          34229         166     901-661-2000
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   RIVER PARK                               24          89     615-473-8411
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SMITH COUNTY                              8          66     615-735-1560
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SOUTH PITTSBURG                         658          60     615-837-6781
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   SOUTHERN HILLS MED CTR                34242         180     615-781-4100
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SOUTHERN MED CTR                         16         212     615-967-8200
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   STONES RIVER                            194          85     615-563-4001
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   SUMMIT MED CTR                        34223         218     615-316-3000
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SYCAMORE SHOALS                         181         128     615-542-1300
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   TRINITY                                  17          40     615-289-4124
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   VOLUNTEER GENERAL HOSPITAL            34231         100     901-587-4261
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   ALICE PHYSICIAN & SURGEONS             6237         131     512-664-4376
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   ALVIN COMMUNITY HOSP                   6214          86     713-331-6141
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   ANGELO COMMUNITY HOSPITAL                           165
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   ARLINGTON MED CTR                     34309         287     817-465-3241
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   AUSTIN DIAGNOSTIC CENTER               6044                 512-835-1111
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BAY AREA MED CTR                      39333         132     512-985-1200
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   BAYSHORE MEDICAL CENTER                   9         394     713-944-6666
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BEAUMONT REGIONAL MED CTR             34314         250     409-833-1411
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BELAIRE GENERAL HOSPITAL              39322         349     713-669-4000
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BRAZOS VALLEY MED CTR                 34306         100     409-764-5100
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   BROWNWOOD REGIONAL                      376         218     915-646-8541
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   CLEAR LAKE REG MED CTR                34336         459     713-332-2511
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   COASTAL BEND HOSPITAL                  6221          75     512-758-8585
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   COLUMBIA MED CTR - WEST               39307         252     915-521-1200
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   COLUMBIA MED CTR - EAST               39309         235     915-595-9000
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   CORONADO                                184         126     805-665-3721
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   DENTON COMMUNITY HOSPITAL             34377         104     817-898-7000
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   DENTON REGIONAL MED CTR                6251         195     817-566-4000
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   DETAR                                    64         308     512-575-7441
-----------------------------------------------------------------------------------------------------

                                     ===========================================
06-Apr-95      COLUMBIA / HCA        LEGEND
11:47 AM     MEMBERSHIP LISTING      - Acute    - Acute Care/Med Surg facilities
                                     - Alt Site - Alternate Site facilities
      Sorted Alphabetical by State   - Affl     - Affiliated facilities

                                                                                       - Psy      - Psychiatric facilities
                                                                                      ==============================================
 GROUP     STATE  TYPE           FACILITY                       ADDRESS               CITY            ZIP FACILITY BED     MAIN
                                                                                                             #    CNT   PHONE #
====================================================================================================================================
HTI       TX     ACUTE   DOCTORS-CONROE                 3205 WEST DAVIS              CONROE         77304    437  135  409-756-0631
COLHCA    TX     ACUTE   DOCTORS REGIONAL MED CTR       3315 SOUTH ALAMEDA           CORPUS CRISTI  78411  34331  271  512-857-1400
HTI       TX     ACUTE   DOCTORS HOSP.-LAREDO           500 EAST MANN ROAD           LAREDO         76041   6222   96  210-723-1131
HTI       TX     ACUTE   EL CAMPO                       300 SANDY CORNER ROAD        EL CAMPO       77437   6011   41  409-532-2500
HTI       TX     ACUTE   FORT BEND COMM HOSP.           3800 F. M. 1092 AT HIGHWAY 6 MISSOURI CITY  77459   6228   80  713-499-4800
HTI       TX     ACUTE   GILMER                         712 NORTH WOOD               GILMER         75644   6012   46  908-758-1818
HTI       TX     ACUTE   GULF COAST MEDICAL CENTER      1400 HWY. 59 BYPASS          WHARTON        77488    536  161  409-532-2500
HTI       TX     ACUTE   KATY MEDICAL CENTER            5602 MEDICAL CENTER DRIVE    KATY           77494   6229  100  713-392-1111
COLHCA    TX     ACUTE   LEWISVILLE MED CTR HOSPITAL    500 WEST MAIN STREET         LEWISVILLE     75067  34372  146  214-420-1000
HTI       TX     ACUTE   LONGVIEW REGIONAL              2901 N 4TH STREET            LONGVIEW       75601
                                                                                                     -1903   152  100  905-758-1818
HTI       TX     ACUTE   MAINLAND CENTER HOSPITAL       6801 E.F. LOWRY EXPRESSWAY   TEXAS CITY     77591   6220  320  409-938-5000
COLHCA    TX     ACUTE   MEDICAL CENTER HOSPITAL        8081 GREENBRIAR STREET       HOUSTON        77064
                                                                                                     -1807 34332  281  713-790-8100
COLHCA    TX     ACUTE   MEDICAL CITY DALLAS HOSPITAL   7777 FOREST LANE             DALLAS         75230  34325  555  214-661-7000
COLHCA    TX     ACUTE   MEDICAL CENTER PLANO           3901 WEST 15TH STREET        PLANO          75075
                                                                                                     -7738 34310  267  214-598-6800
HTI       TX     ACUTE   MEDICAL ARTS HOSPITAL - DALLAS 6161 HARRY HINES BLVD.       DALLAS         75235   6233   71  214-688-1111
HTI       TX     ACUTE   MEDICAL ARTS HOSPITAL - TEXARK 2501 COLLEGE DRIVE           TEXARKANA      75501   6245  110  905-798-5100
HTI       TX     ACUTE   MEDICAL CENTER HOSPITAL        3205 WEST DAVIS              CONROE         77304   6437  182  409-539-1111
HTI       TX     ACUTE   MEDICAL PLAZA HOSPITAL         1111 GALLAGHER ROAD          SHERMAN        75090   6234  176  905-870-7000
COLHCA    TX     ACUTE   METROPOLITAN HOSPITAL          1310 McCULLOUGH AVENUE       SAN ANTONIO    76212  34392  273  210-271-2200
HTI       TX     ACUTE   MIDWAY PARK MEDICAL CTR.       2600 W. PLEASANT RUN ROAD    LANCASTER      75146    475   90  214-223-9600
COLHCA    TX     ACUTE   NAVARRO REGIONAL HOSPITAL      3201 WEST HIGHWAY 22         CORSICANA      75110
                                                                                                     -2441 34324  185  905-872-4861
COLHCA    TX     ACUTE   NORTH HILLS HOSPITAL           4401 BOOTH CALLOWAY ROAD     NORTH RICHLAND 76180
                                                                                      HILLS          -7399 34329  152  817-284-1431
HTI       TX     ACUTE   NORTH TEXAS MEDICAL CENTER     1801 NORTH GRAVES STREET     MCKINNEY       75069   6217  168  214-548-3000
HTI       TX     ACUTE   NORTHEAST COMMUNITY            1301 AIRPORT FREEWAY         BEDFORD        76021    452  200  817-283-6700
HTI       TX     ACUTE   PARKVIEW HOSPITAL              7407 N FREEWAY               HOUSTON        77076          76  713-697-2631
HTI       TX     ACUTE   PARKWAY HOSPITAL               233 W PARKER ROAD            HOUSTON        77076   6236  180  713-697-2631
COLHCA    TX     ACUTE   PLAZA MED CTR - EAST           1401 SOUTH MAIN STREET       FORT WORTH     76104  39359  475  817-347-4700
COLHCA    TX     ACUTE   PLAZA MED CTR - WEST           900 EIGHTH AVENUE            FORT WORTH     76104
                                                                                                     -3986 34318  338  817-336-2100
COLHCA    TX     ACUTE   RIO GRANDE REG HOSPITAL        101 EAST RIDGE RD.,
                                                           P.O. BOX 4677             McALLEN        76503  34321  220  210-632-6000
HTI       TX     ACUTE   RIVERSIDE HOSPITAL             13725 FARM ROAD 624
                                                           SUITE 101                 CORPUS CRISTI  76410   6238   89  512-767-4300
COLHCA    TX     ACUTE   ROSEWOOD MED CTR               9200 WESTHEIMER ROAD         HOUSTON        77063  39319  235  713-780-7900
HTI       TX     ACUTE   ROUND ROCK COMM HOSP.          2400 ROUND ROCK AVENUE       ROUND ROCK     78681   6240   75  512-255-6066
COLHCA    TX     ACUTE   SAN ANTONIO REG HOSPITAL       8026 FLOYD CURL DRIVE        SAN ANTONIO    78229  34335  416  210-692-8110
COLHCA    TX     ACUTE   SILSEE DOCTORS HOSPITAL        HWY 418 WEST, P.O. BOX 1206  SILSBEE        77656  39321   69  409-385-5531
COLHCA    TX     ACUTE   SOUTH AUSTIN MED CTR           901 W. BEN WHITE BLVD,
                                                          P.O. BOX 18506             AUSTIN         78704  34320  164  512-447-2211
COLHCA    TX     ACUTE   South Texas Ambulatory         9150 Huebner Road,           SAN ANTONIO    78240
                           Surgery Hospital               Suite 100                                  -1546             210/561-7250
COLHCA    TX     ACUTE   SOUTHWEST TEXAS METHODIST      7700 FLOYD CURL DRIVE        SAN ANTONIO    78229
                           HOSP.                                                                     -3993 39385  573  210-692-4000
COLHCA    TX     ACUTE   SPRING BRANCH MED CTR          8850 LONG POINT RD.,         HOUSTON        77255
                                                           P.O. BOX 55227                            -5227 34357  540  713-467-6555
COLHCA    TX     ACUTE   SPRING GRANCH MED CTR          1501 PECH ROAD               HOUSTON        77065
HTI       TX     ACUTE   SUNBELT REGIONAL               13111 EAST FREEWAY           HOUSTON        77015    460  177  713-455-6911
COLHCA    TX     ACUTE   Surgion Specialty Hospital     7401 SOUTH MAIN                             76404
                                                                                     CORPUS CRISTI   -2207             512/882-3204
HTI       TX     ACUTE   TERRELL COMMUNITY HOSPITAL     1551 HIGHWAY 34 SOUTH        TERRELL        75160   6243   73  214-551-6895
COLHCA    TX     ACUTE   TOPS Surgical Specialty        17080 Red Oak Drive,                        77273
                           Hospital                       P.O. Box 73409             HOUSTON         -3400             713/444-0065
HTI       TX     ACUTE   VALLEY REGIONAL MEDICAL CTR.   1 TED HUNT BLVD.             BROWNSVILLE    78521    187   92  210-831-9611

                                   EXHIBIT D
                                   ---------

                             TERMS AND PROVISIONS
                             --------------------

1.      PRICING & BILLING:
        ------------------

        Seller represents that the prices charged for the products purchased hereunder, net of all discounts, do not exceed Seller's net prices for the particular products at the time and place purchased, by the same methods of delivery, sold as those products or conveyed to the same class of purchasers at the same volume, Seller shall promptly calculate the charges incurred by Buyer hereunder and render a written invoice to Buyer containing an itemized statement of all such charges.


2.      INDEMNITY:
        ----------

        Seller agrees to and does hereby indemnify and hold Buyer, their successors, assigns, directors, officers, agents, and employees harmless from and against any and all liabilities, demands, claims, suits, losses, damages, causes of action, fines, amounts paid in settlement or judgments including costs, reasonable attorney's fees and witnesses' fees and expenses incident thereto, which may be suffered by reason of any loss, damage or injury arising out of defective articles furnished by Seller pursuant to this agreement or any negligent acts or omissions of Seller's employees, occurring on Buyer's premise in providing services directly to Buyer, unless the loss, damage or injury was caused by reason of Buyer's negligence or fault. If said loss, damage, death or injury ("Damages") is caused by the negligence of both Buyer and Seller, the apportionment of said Damages shall be shared by the parties based upon the comparative degree of each party's negligence and each party shall be responsible for its own defense and its own costs including but not limited to the cost of defense, reasonable attorney's fees and witnesses' fees and expenses incident thereto. In the event that any demand or claim is made or suit is commenced against Buyer arising our of or in connection with defective products furnished by Seller pursuant to this agreement, Buyer shall provide written notice to Seller and Buyer shall cooperate with Seller in the defense of the demand, claim or suit to whatever reasonable extent Seller requires, and Seller shall have the right to compromise such claim to the extent of its own interest and shall undertake the defense of any such suit.

3.      QUALITY:
        --------

        The quality of the products purchased hereunder shall conform at all times to grading standards recognized by Seller's industry at the time of the shipment to Buyer and as represented to Buyer and Seller.


4.      INSPECTION:
        -----------

        All materials or articles will be subject to final inspection and approval upon receipt of Buyer. Any articles which do not comply with Buyer's order or which contain defective materials or workmanship may be rejected by the Buyer irrespective of date of payment therefor. Buyer may hold any product rejected for reasons described hereunder pending Seller's instructions, or Buyer may return them to Seller at Seller's expense.

5.      WARRANTY:
        --------

        Seller warrants that the products to be supplied under this agreement are fit and sufficient for the purpose intended; that they are merchantable, of good quality and free from defects, whether patent or latent, in materials or workmanship; and that products sold to Buyer hereunder conform to or exceed the higher of grading standards recognized by Seller's industry. Seller further warrants that it has good title to the products supplied and that the products are free and clear from all liens and encumbrances. Such warranties, together with any other warranty set forth in Seller's advertising literature, and service warranties and guarantees, shall run to Buyer, its successors and assigns.

6.      ASSIGNMENT:
        -----------

        Neither party shall assign this agreement in whole or in part without the prior written consent of the other party; provided, however, that either party may assign this agreement and its rights and obligations to any successor corporation resulting from a merger or a consolidation of such party. Subject to the foregoing, all terms, conditions, covenants and agreements contained herein shall inure to the benefit of, and be binding upon, any such successor and any permitted assignees of the respective parties hereto. It is further understood and agreed that consent by either party to such assignment in one instance shall not constitute consent by the party or any other assignment.

7.      INTERPRETATION & EFFECT:
        ------------------------

        This agreement terminates and supersedes any existing agreement pertaining to the same subject matter between the parties hereto. This agreement, as executed and approved, shall not be modified unless in writing, expressly stating its intent to modify the terms of this agreement and signed by the parties hereto.

8.      PARTIAL INVALIDITY:
        -------------------

        In the event that any provision of this agreement should for any reason be held invalid, unenforceable or contrary to public policy, the remainder of the agreement shall remain in full force and effect notwithstanding.

9.      ELIGIBLE ENTITIES:
        ------------------

        Buyer shall update the list of eligible entities attached as Exhibit C as appropriate, and upon receipt of notice of change, all eligible entities listed in Exhibit C shall be entitled to the terms of this Agreement. For the purpose of this Agreement, "Eligible Entities" may include certain non-affiliated third parties that the parties have agreed shall be included on Exhibit C.

10.     OPEN RECORDS:
        -------------

        If applicable to the subject matter of this agreement, and pursuant to the requirement of 42 CFR 420.300 et. seq., Seller hereby agrees to make available to the Secretary of Health and Human Services (HHS), the Comptroller of the General Accounting Office (GAO), or their authorized representatives, all contracts, books, documents and records relating to the nature and extent of costs hereunder for a period four (4) years after the furnishing of services hereunder. In addition, Seller hereby agrees, if any services are to be provided by subcontract, to require by contract that such subcontractor make available to the HHS and GAO, or their authorized representative, all contracts, books, documents and records relating to the nature and costs thereunder for a period of four
        (4) years after the furnishing of services thereunder.

11.     AFFIRMATIVE ACTION:
        -------------------

        Unless this agreement is exempted by the rules and regulations of the Secretary of Labor issued pursuant to Section 204 of Executive Order 11246, there is incorporated herein by reference paragraphs 1 through 7 of the contract clause set forth in sections 202 of Executive Order 11246.

        Unless this agreement is exempted by rules and regulations of the Secretary of Labor issued pursuant to Title 41 chapter 60 part 60-250 of the Code of Federal Regulations, the affirmative action clause relating to an affirmative action for veterans contained in 60-250.4(a) - (m) is incorporated by reference.

12.     INSURANCE:
        ----------

        During the term of this agreement, Seller shall maintain at its own expense commercial liability insurance for bodily injury, death and/or property damage (including coverage's for product liability, completed operations, contractual liability and personal injury liability) covering Seller for damages arising out of any negligent or otherwised wrongful acts or omissions by Seller or any employee or agent of Seller. All policies of insurance shall provide for coverage on an occurrence basis in the minimum amount of one million dollars ($1,000,000) per occurrence with an annual aggregate of two million dollars ($2,000,000). Upon request, Seller shall provide Buyer with a copy of all such policies or documents, satisfactory to Buyer, evidencing Seller's Insurance coverage. Seller is self insured to an extent which will provide adequate protection to Buyer.

12A.    RISK OF LOSS:
        -------------

        Risk of Loss or damage to the items shall be borne by the Vendor until the items have been delivered to and accepted by the Affiliated Facility. ALL ITEMS SHALL BE SHIPPED F.O.B. AFFILIATED FACILITY via
                   -----------------------------------------------------
        general ground transportation.

13.     CONFIDENTIALITY:
        ----------------

        During the term of this agreement and surviving its expiration or termination, both parties will regard and preserve as confidential all information related to the business of the other party and its clients and patients that may be obtained from any source as the result of this agreement. Neither party without first obtaining the other party prior written consent, disclose to any person, firm or enterprise for use for its benefit any information relating to the pricing, methods, processes, financial data, lists, apparatus, statistics, programs, research, development or related information of the other party concerning past, present of future business activities or plans of the party and results or terms of the provision of services performed by either party under this agreement. Confidential information does not include: (a) information that is in the public domain prior to the disclosure, becomes part of the public domain through no wrongful act of a party (b) information that was in lawful possession of the party prior to the disclosure; (c) information that was independently developed by a party outside the scope of this agreement. Neither party shall use the name of the other in any advertising or publicity releases without securing the prior written approval of the other.

14.     IMMIGRATION REFORM & CONTROL ACT:
        ---------------------------------

        Seller shall to the extent applicable, comply with the provisions of the Immigration Reform and Control Act of 1986.

15.     DISCLOSURE:
        -----------

        Seller agrees to comply at all times with the regulations issued by the Department of Health and Human Services, published at 42 CFR 1001, and which relate to Seller's obligation to report and disclose discounts, rebates and other reductions to Buyer for products purchased by Buyer under this Agreement.

16.     ARBITRATION:
        ------------

        In the event of a dispute between the parties arising out of the interpretation of, or performance under this agreement, such a dispute shall be submitted to binding arbitration under the rules and regulations of the American Arbitration Association. The parties to this agreement agree to be bound by the decision of the arbitrator and accept any decision as final determination of the matter in dispute. The parties agree to divide the cost arbitration equally. Each party shall, however, be responsible for its own attorney's fees.

17.     PUBLICITY:
        ---------

        Any announcement of this Agreement, outside of a party's own employees, must be approved by each party in writing.

18.     TITLE:
        -----

        Title to the items ordered shall pass to the Affiliated Facility only after the items have been delivered to and accepted by the Affiliated Facility.

19.     ADDITIONAL TERMS - PURCHASE ORDER:
        ---------------------------------

        The Purchaser's purchase order as of June 1, 1995 and all the terms and conditions thereof are incorporated herein. Any conflicting terms or conditions in any invoice of documents supplied by Vendor are expressly rejected and shall not be included in any contract with Purchaser. The terms set forth herein and in the Purchase Order shall apply to each order by an Affiliated Facility, whether or not such order is communicated using Purchaser's standard purchase order form.

20.     STATE SALES OR USE TAXES:
        ------------------------

            Buyer     is required to collect and remit the State wherein the
        -------------
        Affiliated Facility is located all proper sales and use taxes imposed by that State. Each invoice to the Affiliated Facility shall clearly reflect such tax. Seller shall be required to furnish Buyer a copy of
                          ------
        its registration certificate and number within each state prior to collecting such sales or use tax.

21.     PERSONAL INDUCEMENTS:
        --------------------

        No personal cash, merchandise, equipment or other items of intrinsic value shall be offered by or on behalf of any particular vendor to any Affiliated Facility and/or its employee or officers as an inducement to purchase from that vendor.

22.     REPORTS:
        -------

            Seller     shall be required to furnish semi-annual reports to
        --------------
        Columbia/HCA Corporate Office concerning the purchases of each affiliated hospital, totaled for a six (6) month period.

23.     WITHDRAWAL:
        ----------

        Any contract arising as a result of this proposal may be terminated by either party for any reason, upon sixty (60) days written advance notice to the other party.

24.     CONTROLLING LAW:
        ---------------

        This proposal, any contract entered into as a result of this proposal and the performance of the parties hereunder shall be controlled and governed by the laws of the State of Tennessee.

                                ENDORSEMENT #1



                             Inservice and Support

The following areas are addressed to insure appropriate exposure and ease of transition from competitive products. Each of these points will be developed and detailed in a business plan, prior to contract implementation.

        . DePuy will provide a dedicated Corporate Account Manager to guide and monitor contractual activity with Columbia/HCA.

        . For primary implant products, DePuy will modify its sales remuneration program. Emphasis will be put on procedure support rather than cost of the prosthetic device, and recognize contract growth. This program will be presented to Columbia/HCA before end of year . . . 1995.

        . The following "Roll-Out" is suggested to support the products and services represented under this program. This support is provided on a DePuy-only learning basis.

                Group Level
                -----------

               DePuy will develop "Grand Round" learning's for all orthopedic surgeons, at a Group level. We will work with Columbia/HCA to develop each seminar, insuring comprehensive product training. DePuy will cover all training cost including: facility, surgeon speakers and bio-skill workshop.

                Division Level
                --------------

               DePuy will sponsor one day workshops, in each Division, for OR and Material Management personnel. Supported cost to include: training personnel, demo products and material for each Division.

                Facility Level
                --------------

               DePuy will equip a mobile van with all product and training material representative of contract products. The van will be scheduled based on need to make presentations at each of the Columbia/HCA facilities.

                                ENDORSEMENT #2

                             Contract Enhancement

Value added is provided to this offering with the following programs:

     Protocol Standardization
     ------------------------

     DePuy has developed the Profile Check Software Program, which allows surgeon specific utilization protocols to be developed. This will assist the hospital in demand matching, identifying utilization practices and can assist in developing actuarial data.

     The charge of $ * per participating surgeon will be waived for any Division
                                                                        --------
     with *% compliance in implant procedure.

     Outcome Evaluation
     ------------------

     The Capture Ware Software Program was developed to track economic, clinical and patient satisfaction data. It establishes a database by physician, group practice, hospital or divisional...that allows continued results evaluation of each procedure performed. In addition to the software, a data reporting service is part of the package. This service provides the surgeon with quarterly reports on how they rate within the institution, regionally or nationally.

     The yearly charge of $* per participating surgeon will be waived for any Group with *% compliance in implant procedures. If the data center is ----- utilized, a minimum charge will be assessed.

     Instrumentation
     ---------------

     DePuy will supply standard instrumentation at * to any facility that performs * in a year. For those facilities performing less that * the rental charge will not exceed $* per use.

          * Confidential portions omitted and filed separately with the Commission.

Trade-outs
----------

Competitive Inventory trade-outs will be offered to assist in converting to DePuy products. The inventory, as owned by the Columbia/HCA facilities, will be converted to * of DePuy products, assuming the inventory is current. Should the competitive inventory be considered of a "scrap nature", DePuy will negotiate a value, based on existing volume.

Consignment
-----------

Inventory consignment will be provided as needed, on a hospital basis. Determination for consignment or Just-In-Time delivery will be determined by the local Distributor. When utilizing consignment, a minimum of three(3) inventory turns per year is required.

Other Programs
--------------

DePuy has an array of other value added programs, such as: OthoP.A.C.E. (LOS Evaluation), Continuing Education, Community Outreach and Managed Care Seminars. These will be presented to Columbia/HCA to determine the interest and value to individual facilities.

* Confidential portions omitted and filed separately with the Commission.

                                ENDORSEMENT #3



Revised Term

        The term of this Agreement shall be for a period of three (3) years, commencing on the 1st day of June, 1995 and expiring on the 31st day of May, 1998. There will be two (2), one year extensions, to be negotiated at a later date. Pricing will be firm for twenty four (24) months, with yearly increases thereafter as negotiated.




COLUMBIA/HCA HEALTHCARE CORPORATION


By: /s/ James C. Olsen
   -----------------------------------------------


Name:  James C. Olsen
Title: Vice President, Materials Management System

Date: 6/13/95
     ---------------------------------------------





DEPUY, INC.


By: /s/ William P. McIlhargey
   -----------------------------------------------


Name:  William P. McIlhargey
Title: Director, Sales & Contract Services

Date: 6-13-95
     ---------------------------------------------